UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders

Supplement to the Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio Annual Report dated December 31, 2006

The following replaces page 24 of the Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio December 31, 2006 Annual Report.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

VIPAM-BUCK-0207 March 1, 2007
1.844972.100

Fidelity® Variable Insurance Products:

Asset ManagerSM Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

Note to Shareholders:

On June 23, 2006, Fidelity changed its investment approach for managing the investment-grade bond portion of Fidelity® VIP Asset Manager Portfolio. Rather than investing solely in individual investment-grade debt securities, the fund now invests nearly all of its assets in the investment-grade sector through its investment in a central fund. Central funds are mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular market sector - in this case, investment-grade debt. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt securities by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them. It's important to point out that this change in investment structure does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment-grade bond portfolio.

The new approach, though, does change the way this annual report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, the individual investment-grade debt securities and other investments - such as swap agreements - held by the fund on June 23 were transferred to VIP Investment Grade Central Fund, so they are no longer directly held and thus not listed. Information on the underlying holdings of the fixed-income central funds is available at advisor.fidelity.com, and the financial statements are available upon request.

If you have any questions, please call Fidelity or the insurance company that issued your policy.

Annual Report

VIP Asset Manager Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager - Initial Class	7.32%	4.86%	6.06%
VIP Asset Manager - Service Class A	7.24%	4.76%	5.94%
VIP Asset Manager - Service Class 2 B	7.06%	4.59%	5.83%
VIP Asset Manager - Investor Class C	7.16%	4.82%	6.04%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee) and returns prior to November 3, 1997 are those for Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflect an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effect of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Asset Manager Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of VIP Asset Manager Portfolio

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, the fund trailed the 9.79% gain of the Fidelity Asset Manager Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) Asset allocation provided a big boost relative to the Composite index, and the fund also enjoyed favorable security selection within fixed income. Unfortunately, these gains were overwhelmed by a weak showing from the fund's equities during the late spring and early summer, when the market stumbled. Favoring equities and high-yield securities relative to investment-grade debt in the first half of the period contributed significantly relative to the index. Within equities, having exposure to foreign stocks helped, as overseas markets beat their U.S. counterparts. Unfortunately, subpar security selection in the fund's international equity component curbed relative performance in the second half of the period. (On July 1, the equity component (50%) of the Composite benchmark changed from the S&P 500® to a 45%/5% mix of the Dow Jones Wilshire 5000 Composite IndexSM (DJW 5000) and the MSCI EAFE index, respectively. The change was intended to better reflect the fund's investments in U.S. and foreign stocks.) The U.S. equity portion of the fund trailed the blended domestic benchmark (S&P 500/DJW 5000) by a wide margin. We lost a lot of ground during the May-June market correction when several cyclical and growth companies we emphasized - including many smaller-cap names - were particularly hard hit. For the year, we had disappointing results in financials, health care, technology and energy, with security and market selection generally working against us in each case. Detractors included Neurocrine Biosciences, aerospace composites maker Hexcel, semiconductor stocks Trident Microsystems and Broadcom, and oil/gas producer EOG Resources. Conversely, overweightings and good stock picking in materials and telecommunication services helped offset some of our losses. Contributors included biotechnology firm Celgene, copper producer Phelps Dodge and specialty metals maker Allegheny Technologies. Some of the stocks just mentioned were no longer in the portfolio at period end. In fixed income, we benefited from good security selection, and our high-yield, investment-grade and floating-rate central fund holdings comfortably outpaced the Lehman Brothers index. The strategic cash portion of the fund, including the money market central fund, also topped its benchmark. As a reminder, in late June, we expanded our use of central funds in managing the fund's fixed-income investments, transitioning its investment-grade bond assets to VIP Investment Grade Central Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Asset Manager Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,070.20	$ 3.50
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class
Actual	$ 1,000.00	$ 1,069.90	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2
Actual	$ 1,000.00	$ 1,069.10	$ 4.85
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class
Actual	$ 1,000.00	$ 1,069.60	$ 4.12
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Initial Class	.67%
Service Class	.78%
Service Class 2.93%
Investor Class	.79%

Annual Report

VIP Asset Manager Portfolio

Investment Changes

Top Five Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	1.7	1.3
Exxon Mobil Corp.	1.5	1.2
American International Group, Inc.	1.3	0.6
AT&T, Inc.	1.0	0.8
UnitedHealth Group, Inc.	1.0	0.7
	6.5
Top Five Bond Issuers as of December 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.2	11.6
U.S. Treasury Obligations	5.7	7.6
Freddie Mac	2.4	1.7
Government National Mortgage Association	0.9	0.2
CS First Boston Mortgage Backed Securities Trust	0.4	0.2
	19.6
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.6	17.6
Energy	9.1	6.4
Consumer Discretionary	7.5	6.2
Industrials	7.0	5.5
Information Technology	6.9	4.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stock class and Equity Futures 50.1%		Stock class and Equity Futures 50.4%
	Bond class 44.4%		Bond class 40.6%
	Short-term class 5.5%		Short-term class 9.0%
* Foreign investments	18.3%	** Foreign investments	9.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income central funds.

For an unaudited list of holdings for Fidelity Fixed-Income central fund, visit advisor.fidelity.com.

Annual Report

VIP Asset Manager Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 46.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.0%
Automobiles - 0.3%
Fiat Spa (a)	131,900	$ 2,519,376
Renault SA	26,897	3,231,357
		5,750,733
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (a)	119,200	4,645,224
Hotels, Restaurants & Leisure - 1.2%
Hilton Hotels Corp.	132,700	4,631,230
International Game Technology	72,700	3,358,740
Marriott International, Inc. Class A	101,800	4,857,896
McDonald's Corp.	226,700	10,049,611
Melco PBL Entertainment (Macau) Ltd. Sponsored ADR	13,300	282,758
Vail Resorts, Inc. (a)	55,800	2,500,956
		25,681,191
Household Durables - 0.1%
Koninklijke Philips Electronics NV	74,800	2,810,984
Internet & Catalog Retail - 0.3%
Priceline.com, Inc. (a)	56,800	2,477,048
Submarino SA	156,800	5,063,983
		7,541,031
Media - 1.7%
Comcast Corp. Class A (special)	308,500	12,919,980
NTL, Inc.	102,150	2,578,266
Pearson PLC	171,800	2,595,935
Reed Elsevier NV	147,900	2,522,728
SES Global SA FDR unit	192,928	3,362,087
Time Warner, Inc.	600,000	13,068,000
		37,046,996
Multiline Retail - 0.9%
Federated Department Stores, Inc.	99,800	3,805,374
KarstadtQuelle AG (a)	71,200	2,064,201
Kohl's Corp. (a)	128,400	8,786,412
Saks, Inc.	264,200	4,708,044
		19,364,031
Textiles, Apparel & Luxury Goods - 0.3%
Crocs, Inc. (d)	159,700	6,899,040
TOTAL CONSUMER DISCRETIONARY		109,739,230
CONSUMER STAPLES - 2.8%
Beverages - 0.1%
Pernod Ricard SA	9,900	2,274,177
Food & Staples Retailing - 0.3%
Kroger Co.	184,300	4,251,801
Tesco PLC	357,700	2,833,819
		7,085,620
Food Products - 0.4%
Cresud S.A.C.I.F. y A. sponsored ADR	93,100	1,629,250
Kellogg Co.	5,100	255,306

	Shares	Value (Note 1)
Nestle SA sponsored ADR	34,700	$ 3,088,300
Nutreco Holding NV	33,300	2,171,316
Saskatchewan Wheat Pool, Inc. (a)	139,800	1,063,487
		8,207,659
Household Products - 0.4%
Procter & Gamble Co.	141,100	9,068,497
Personal Products - 0.4%
Avon Products, Inc.	194,100	6,413,064
Bare Escentuals, Inc.	82,800	2,572,596
		8,985,660
Tobacco - 1.2%
Altria Group, Inc.	220,600	18,931,892
Philip Morris CR AS	2,905	1,511,554
Reynolds American, Inc.	71,400	4,674,558
		25,118,004
TOTAL CONSUMER STAPLES		60,739,617
ENERGY - 7.3%
Energy Equipment & Services - 2.3%
Compagnie Generale de Geophysique SA (a)	6,900	1,495,760
GlobalSantaFe Corp.	45,700	2,686,246
Noble Corp.	64,400	4,904,060
Oceaneering International, Inc. (a)	107,700	4,275,690
Schlumberger Ltd. (NY Shares)	284,600	17,975,336
Transocean, Inc. (a)	179,200	14,495,488
W-H Energy Services, Inc. (a)	49,500	2,410,155
Weatherford International Ltd. (a)	54,000	2,256,660
		50,499,395
Oil, Gas & Consumable Fuels - 5.0%
Canadian Natural Resources Ltd.	62,900	3,352,689
Chesapeake Energy Corp.	50,400	1,464,120
Chevron Corp.	99,400	7,308,882
China Coal Energy Co. Ltd. (H Shares)	182,000	118,162
DMCI Holdings, Inc.	2,807,000	349,087
EOG Resources, Inc.	241,300	15,069,185
Exxon Mobil Corp.	426,700	32,698,021
NuVista Energy Ltd. (a)	75,400	840,652
Petroplus Holdings AG	127,360	7,731,769
ProEx Energy Ltd. (a)	82,000	903,688
Quicksilver Resources, Inc. (a)	19,700	720,823
Semirara Mining Corp.	1,143,500	425,461
Suncor Energy, Inc.	28,300	2,227,836
Teekay Offshore Partners LP (a)	9,400	247,784
Ultra Petroleum Corp. (a)	352,300	16,822,325
Valero Energy Corp.	352,700	18,044,132
Venoco, Inc.	60,000	1,053,600
		109,378,216
TOTAL ENERGY		159,877,611
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 8.5%
Capital Markets - 1.8%
Goldman Sachs Group, Inc.	87,000	$ 17,343,450
Lazard Ltd. Class A	99,500	4,710,330
Merrill Lynch & Co., Inc.	89,600	8,341,760
Morgan Stanley	117,700	9,584,311
Pampa Holding SA (a)	534,700	399,421
		40,379,272
Commercial Banks - 1.6%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	249,800	10,079,430
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.) (d)	140,300	5,071,845
Bank of China (H Shares)	1,792,000	983,742
Industrial & Commercial Bank of China	236,000	146,546
Raiffeisen International Bank Holding AG	26,600	4,056,402
Uniao de Bancos Brasileiros SA (Unibanco) GDR	154,300	14,343,728
		34,681,693
Diversified Financial Services - 0.4%
Bank of America Corp.	186,200	9,941,218
Insurance - 2.8%
American International Group, Inc.	394,200	28,248,372
Benfield Group PLC	360,800	2,526,255
MetLife, Inc.	190,700	11,253,207
Prudential Financial, Inc.	216,200	18,562,932
		60,590,766
Real Estate Investment Trusts - 1.7%
Equity Office Properties Trust	168,800	8,131,096
Equity Residential (SBI)	133,700	6,785,275
Host Hotels & Resorts, Inc.	189,900	4,662,045
Simon Property Group, Inc.	50,700	5,135,403
SL Green Realty Corp.	38,900	5,165,142
Vornado Realty Trust	62,500	7,593,750
		37,472,711
Real Estate Management & Development - 0.2%
Icade SA	32,304	2,040,694
Inversiones y Representaciones SA sponsored GDR (a)	96,500	1,631,815
		3,672,509
TOTAL FINANCIALS		186,738,169
HEALTH CARE - 4.8%
Biotechnology - 1.4%
Actelion Ltd. (Reg.) (a)	12,070	2,653,727
Celgene Corp. (a)	269,500	15,504,335

	Shares	Value (Note 1)
Genentech, Inc. (a)	44,800	$ 3,634,624
Gilead Sciences, Inc. (a)	141,900	9,213,567
		31,006,253
Health Care Equipment & Supplies - 0.4%
Hologic, Inc. (a)	113,700	5,375,736
Synthes, Inc.	26,254	3,129,502
		8,505,238
Health Care Providers & Services - 1.3%
Brookdale Senior Living, Inc.	136,400	6,547,200
UnitedHealth Group, Inc.	391,500	21,035,295
		27,582,495
Health Care Technology - 0.2%
Cerner Corp. (a)	97,700	4,445,350
Pharmaceuticals - 1.5%
Allergan, Inc.	42,400	5,076,976
Elan Corp. PLC sponsored ADR (a)	486,800	7,180,300
Merck & Co., Inc.	376,800	16,428,480
Novartis AG sponsored ADR	70,300	4,038,032
		32,723,788
TOTAL HEALTH CARE		104,263,124
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.7%
DRS Technologies, Inc.	109,400	5,763,192
General Dynamics Corp.	128,200	9,531,670
		15,294,862
Airlines - 0.8%
AMR Corp. (a)	248,400	7,509,132
TAM SA (PN) sponsored ADR (ltd. vtg.)	80,100	2,403,801
US Airways Group, Inc. (a)	127,100	6,844,335
		16,757,268
Commercial Services & Supplies - 0.1%
Monster Worldwide, Inc. (a)	49,600	2,313,344
Construction & Engineering - 0.8%
Fluor Corp.	111,700	9,120,305
Foster Wheeler Ltd. (a)	159,400	8,789,316
		17,909,621
Electrical Equipment - 0.4%
ABB Ltd. sponsored ADR	276,400	4,969,672
Alstom SA (a)	35,200	4,772,576
		9,742,248
Industrial Conglomerates - 1.9%
General Electric Co.	977,100	36,357,894
McDermott International, Inc. (a)	94,100	4,785,926
		41,143,820
Machinery - 0.3%
Atlas Copco AB (A Shares)	32,000	1,075,127
Bucher Holding AG	8,750	949,690
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
CNH Global NV	67,300	$ 1,837,290
Deere & Co.	35,800	3,403,506
		7,265,613
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	144,200	10,643,402
Transportation Infrastructure - 0.1%
Flughafen Wien AG	19,900	1,954,635
TOTAL INDUSTRIALS		123,024,813
INFORMATION TECHNOLOGY - 6.1%
Communications Equipment - 1.8%
Acme Packet, Inc.	128,900	2,660,496
Alcatel-Lucent SA sponsored ADR	355,900	5,060,898
Cisco Systems, Inc. (a)	511,400	13,976,562
Research In Motion Ltd. (a)	117,200	14,975,816
Sandvine Corp.	1,520,700	2,501,828
		39,175,600
Computers & Peripherals - 0.6%
Apple Computer, Inc. (a)	65,100	5,523,084
Network Appliance, Inc. (a)	180,600	7,093,968
		12,617,052
Electronic Equipment & Instruments - 0.0%
IPG Photonics Corp.	23,500	564,000
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	94,800	5,035,776
Google, Inc. Class A (sub. vtg.) (a)	26,500	12,202,720
		17,238,496
IT Services - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	108,500	8,371,860
First Data Corp.	195,900	4,999,368
Infosys Technologies Ltd. sponsored ADR	106,100	5,788,816
		19,160,044
Office Electronics - 0.0%
Neopost SA	7,100	891,881
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	254,400	5,151,600
Spansion, Inc. Class A	450,000	6,687,000
Tessera Technologies, Inc. (a)	143,200	5,776,688
Trident Microsystems, Inc. (a)	467,000	8,490,060
		26,105,348
Software - 0.8%
BEA Systems, Inc. (a)	474,700	5,971,726
Nintendo Co. Ltd.	10,000	2,595,548

	Shares	Value (Note 1)
Nintendo Co. Ltd. ADR	126,200	$ 4,101,500
Oracle Corp. (a)	281,000	4,816,340
		17,485,114
TOTAL INFORMATION TECHNOLOGY		133,237,535
MATERIALS - 2.9%
Chemicals - 1.1%
Lanxess AG (a)	59,100	3,314,452
Monsanto Co.	350,800	18,427,524
Syngenta AG (Switzerland)	10,843	2,013,545
		23,755,521
Metals & Mining - 1.6%
Allegheny Technologies, Inc.	86,000	7,798,480
Aquiline Resources, Inc. (a)	56,300	356,341
Aquiline Resources, Inc. (a)(g)	70,300	400,457
Gold Fields Ltd. sponsored ADR	102,600	1,937,088
Goldcorp, Inc.	561,100	15,933,123
Newmont Mining Corp.	57,000	2,573,550
Titanium Metals Corp.	189,400	5,589,194
		34,588,233
Paper & Forest Products - 0.2%
Abitibi-Consolidated, Inc.	863,600	2,214,549
Catalyst Paper Corp. (a)	320,200	974,880
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	119,900	2,351,239
		5,540,668
TOTAL MATERIALS		63,884,422
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	634,300	22,676,225
Wireless Telecommunication Services - 1.7%
America Movil SA de CV Series L sponsored ADR	331,200	14,976,864
American Tower Corp. Class A (a)	280,700	10,464,496
NII Holdings, Inc. (a)	141,700	9,131,148
Vivo Participacoes SA (PN) sponsored ADR	617,700	2,532,570
		37,105,078
TOTAL TELECOMMUNICATION SERVICES		59,781,303
UTILITIES - 0.5%
Electric Utilities - 0.5%
E.ON AG	17,500	2,372,475
Edison International	78,100	3,551,988
Entergy Corp.	53,500	4,939,120
		10,863,583
TOTAL COMMON STOCKS (Cost $910,625,593)		1,012,149,407
U.S. Treasury Obligations - 0.2%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 4.92% 3/8/07 (e) (Cost $4,360,182)	$ 4,400,000	$ 4,362,063
Fixed-Income Funds - 43.1%
	Shares
Fidelity Floating Rate Central Fund (f)	703,100	70,731,860
Fidelity High Income Central Fund 1 (f)	802,915	80,596,646
Fidelity VIP Investment Grade Central Fund (f)	7,681,314	791,098,507
TOTAL FIXED-INCOME FUNDS (Cost $934,480,069)		942,427,013
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 5.37% (b)	101,647,515	101,647,515
Fidelity Money Market Central Fund, 5.4% (b)	123,860,162	123,860,162
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	8,116,400	8,116,400
TOTAL MONEY MARKET FUNDS (Cost $233,624,077)		233,624,077
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $2,083,089,921)		2,192,562,560
NET OTHER ASSETS - (0.2)%		(5,319,575)
NET ASSETS - 100%		2,187,242,985
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
117 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	March 2007	$ 6,421,044	$ 130,098
44 FTSE 100 Index Contracts (United Kingdom)	March 2007	5,356,713	36,239
185 S&P 500 Index Contracts	March 2007	66,063,500	70,763
43 TOPIX 150 Index Contracts (Japan)	March 2007	6,077,068	282,659
TOTAL EQUITY INDEX CONTRACTS		$ 83,918,325	$ 519,759
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,362,063.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Investing Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $400,457 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 291,182
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,336,210
Fidelity Floating Rate Central Fund	4,496,288
Fidelity High Income Central Fund 1	8,334,683
Fidelity Money Market Central Fund	6,301,988
Fidelity Securities Lending Cash Central Fund	240,704
Fidelity Ultra-Short Central Fund	2,416,641
Fidelity VIP Investment Grade Central Fund	21,567,676
Total	$ 52,694,190

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 46,624,748	$ 23,999,102	$ -	$ 70,731,860	3.9%
Fidelity High Income Central Fund 1	144,892,045	-	67,471,586	80,596,646	13.4%
Fidelity Ultra-Short Central Fund	91,970,264	25,002,507	116,954,780	-	0.0%
Fidelity VIP Investment Grade Central Fund	-	777,981,227*	9,983,395	791,098,507	28.3%
Total	$ 283,487,057	$ 826,982,836	$ 194,409,761	$ 942,427,013
* $652,127,185 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	19.9%
AAA,AA,A	9.3%
BBB	7.1%
BB	3.0%
B	2.5%
CCC,CC,C	0.6%
Not Rated	1.3%
Equities	50.0%
Short-Term Investments and Net Other Assets	6.3%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ® ratings are not available, we have used S&P ® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.5%
Canada	3.2%
Brazil	1.9%
United Kingdom	1.7%
Switzerland	1.1%
Mexico	1.1%
France	1.1%
Others (individually less than 1%)	6.4%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $8,037,690) - See accompanying schedule: Unaffiliated issuers (cost $914,985,775)	$ 1,016,511,470
Fidelity Central Funds (cost $1,168,104,146)	1,176,051,090
Total Investments (cost $2,083,089,921)		$ 2,192,562,560
Foreign currency held at value (cost $61)		41
Receivable for investments sold		9,537,679
Receivable for fund shares sold		25,184
Dividends receivable		2,305,245
Distributions receivable from Fidelity Central Funds		5,726,442
Prepaid expenses		11,118
Other receivables		212,953
Total assets		2,210,381,222

Liabilities
Payable for investments purchased	$ 12,984,196
Payable for fund shares redeemed	131,001
Accrued management fee	944,146
Distribution fees payable	13,633
Payable for daily variation on futures contracts	281,454
Other affiliated payables	290,649
Other payables and accrued expenses	376,758
Collateral on securities loaned, at value	8,116,400
Total liabilities		23,138,237

Net Assets		$ 2,187,242,985
Net Assets consist of:
Paid in capital		$ 1,957,543,992
Undistributed net investment income		61,631,634
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		58,085,674
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		109,981,685
Net Assets		$ 2,187,242,985

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($2,080,544,734 ÷ 132,399,518 shares)	$ 15.71

Service Class: Net Asset Value, offering price and redemption price per share ($24,021,037 ÷ 1,538,831 shares)	$ 15.61

Service Class 2: Net Asset Value, offering price and redemption price per share ($55,584,915 ÷ 3,593,156 shares)	$ 15.47

Investor Class: Net Asset Value, offering price and redemption price per share ($27,092,299 ÷ 1,728,660 shares)	$ 15.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006
Investment Income
Dividends		$ 13,631,179
Interest		15,271,508
Income from Fidelity Central Funds		52,694,190
Total income		81,596,877

Expenses
Management fee	$ 11,907,606
Transfer agent fees	1,582,034
Distribution fees	163,284
Accounting and security lending fees	834,781
Custodian fees and expenses	191,681
Independent trustees' compensation	8,726
Appreciation in deferred trustee compensation account	1,812
Audit	85,675
Legal	44,070
Miscellaneous	466,995
Total expenses before reductions	15,286,664
Expense reductions	(476,988)	14,809,676
Net investment income (loss)		66,787,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $38,645)	148,918,219
Fidelity Central Funds	2,909,694
Foreign currency transactions	(298,060)
Futures contracts	10,508,969
Swap agreements	(283,195)
Capital gain distributions from Fidelity Central Funds	768,131
Total net realized gain (loss)		162,523,758
Change in net unrealized appreciation (depreciation) on: Investment securities	(69,423,676)
Assets and liabilities in foreign currencies	(3,419)
Futures contracts	1,856,443
Swap agreements	(461,547)
Total change in net unrealized appreciation (depreciation)		(68,032,199)
Net gain (loss)		94,491,559
Net increase (decrease) in net assets resulting from operations		$ 161,278,760

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 66,787,201	$ 67,685,100
Net realized gain (loss)	162,523,758	73,859,634
Change in net unrealized appreciation (depreciation)	(68,032,199)	(43,876,379)
Net increase (decrease) in net assets resulting from operations	161,278,760	97,668,355
Distributions to shareholders from net investment income	(65,774,370)	(72,542,784)
Distributions to shareholders from net realized gain	-	(931,463)
Total distributions	(65,774,370)	(73,474,247)
Share transactions - net increase (decrease)	(405,651,778)	(347,778,441)
Total increase (decrease) in net assets	(310,147,388)	(323,584,333)

Net Assets
Beginning of period	2,497,390,373	2,820,974,706
End of period (including undistributed net investment income of $61,631,634 and undistributed net investment income of $63,399,938, respectively)	$ 2,187,242,985	$ 2,497,390,373

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 14.85	$ 14.46	$ 12.75	$ 14.51
Income from Investment Operations
Net investment income (loss) C	.44	.38	.36 F	.36	.46
Net realized and unrealized gain (loss)	.64	.21	.42	1.83	(1.69)
Total from investment operations	1.08	.59	.78	2.19	(1.23)
Distributions from net investment income	(.41)	(.39)	(.39)	(.48)	(.53)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.41)	(.40) H	(.39)	(.48)	(.53)
Net asset value, end of period	$ 15.71	$ 15.04	$ 14.85	$ 14.46	$ 12.75
Total Return A, B	7.32%	4.04%	5.47%	17.97%	(8.73)%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.64%	.66%	.63%	.63%
Expenses net of fee waivers, if any	.65%	.64%	.66%	.63%	.63%
Expenses net of all reductions	.63%	.63%	.65%	.62%	.61%
Net investment income (loss)	2.90%	2.60%	2.53%	2.71%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,080,545	$ 2,407,113	$ 2,751,094	$ 3,011,837	$ 2,784,945
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.40 per share is comprised of distributions from net investment income of $.39 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 14.75	$ 14.37	$ 12.66	$ 14.41
Income from Investment Operations
Net investment income (loss) C	.42	.36	.34 F	.34	.44
Net realized and unrealized gain (loss)	.64	.21	.42	1.83	(1.68)
Total from investment operations	1.06	.57	.76	2.17	(1.24)
Distributions from net investment income	(.39)	(.37)	(.38)	(.46)	(.51)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.39)	(.38) H	(.38)	(.46)	(.51)
Net asset value, end of period	$ 15.61	$ 14.94	$ 14.75	$ 14.37	$ 12.66
Total Return A, B	7.24%	3.93%	5.36%	17.91%	(8.85)%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.74%	.77%	.74%	.74%
Expenses net of fee waivers, if any	.76%	.74%	.77%	.74%	.74%
Expenses net of all reductions	.74%	.73%	.76%	.73%	.72%
Net investment income (loss)	2.79%	2.50%	2.41%	2.59%	3.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,021	$ 29,382	$ 33,118	$ 32,087	$ 25,692
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.38 per share is comprised of distributions from net investment income of $.37 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 14.64	$ 14.27	$ 12.59	$ 14.36
Income from Investment Operations
Net investment income (loss) C	.39	.34	.32 F	.32	.41
Net realized and unrealized gain (loss)	.63	.21	.41	1.81	(1.67)
Total from investment operations	1.02	.55	.73	2.13	(1.26)
Distributions from net investment income	(.37)	(.37)	(.36)	(.45)	(.51)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.37)	(.37) H	(.36)	(.45)	(.51)
Net asset value, end of period	$ 15.47	$ 14.82	$ 14.64	$ 14.27	$ 12.59
Total Return A, B	7.06%	3.85%	5.18%	17.66%	(9.03)%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.90%	.93%	.91%	.90%
Expenses net of fee waivers, if any	.92%	.90%	.93%	.91%	.90%
Expenses net of all reductions	.90%	.89%	.92%	.89%	.88%
Net investment income (loss)	2.64%	2.34%	2.25%	2.43%	3.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,585	$ 51,574	$ 36,763	$ 22,456	$ 16,367
Portfolio turnover rate E	173%	44%	66%	82%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distribution of $.37 per share is comprised of distributions from net investment income of $.365 and distributions from net realized gain of $.005 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.03	$ 14.63
Income from Investment Operations
Net investment income (loss) E	.42	.16
Net realized and unrealized gain (loss)	.63	.24
Total from investment operations	1.05	.40
Distributions from net investment income	(.41)	-
Net asset value, end of period	$ 15.67	$ 15.03
Total Return B, C, D	7.16%	2.73%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.82% A
Expenses net of fee waivers, if any	.78%	.82% A
Expenses net of all reductions	.76%	.81% A
Net investment income (loss)	2.77%	2.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,092	$ 9,322
Portfolio turnover rate G	173%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), financing transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 134,539,470
Unrealized depreciation	(11,157,940)
Net unrealized appreciation (depreciation)	123,381,530
Undistributed ordinary income	67,102,935
Undistributed long-term capital gain	60,831,444

Cost for federal income tax purposes	$ 2,069,181,030

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 65,774,370	$ 73,474,247

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VIP Asset Manager Portfolio

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities, and in-kind transactions aggregated $3,206,975,731 and $3,399,048,032, respectively.

4.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 25,245
Service Class 2	138,039
$ 163,284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,480,202
Service Class	18,726
Service Class 2	43,857
Investor Class	39,249
$ 1,582,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Asset Manager Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments, Repurchase Agreements Restricted Securities
Fidelity High Income Central Fund 1	Fidelity Management and Research Company, Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments, Repurchase Agreements, Restricted Securities
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Repurchase Agreements, Restricted Securities Swap Agreements
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements	Delayed Delivery & When Issued Securities, Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

On June 23, 2006 the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $652,127,185 (which included $20,726,447 of unrealized depreciation) for 6,521,272 shares (each then valued at $100.00 per share) of the VIP Investment Grade Central Fund, an affiliated entity. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,732 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6,659 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $240,704.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $437,369 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,227.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 63,434,414	$ 70,750,221
Service Class	706,426	792,593
Service Class 2	1,331,968	999,970
Investor Class	301,562	-
Total	$ 65,774,370	$ 72,542,784
From net realized gain
Initial Class	$ -	$ 907,054
Service Class	-	10,711
Service Class 2	-	13,698
Total	$ -	$ 931,463

VIP Asset Manager Portfolio

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	2,117,965	2,915,947	$ 31,923,801	$ 42,234,659
Reinvestment of distributions	4,291,909	4,952,127	63,434,414	71,657,275
Shares redeemed	(34,074,425)	(33,114,328)	(513,616,796)	(480,629,101)
Net increase (decrease)	(27,664,551)	(25,246,254)	$ (418,258,581)	$ (366,737,167)
Service Class
Shares sold	138,220	242,272	$ 2,085,823	$ 3,487,071
Reinvestment of distributions	48,056	55,824	706,426	803,304
Shares redeemed	(614,188)	(577,213)	(9,243,261)	(8,354,296)
Net increase (decrease)	(427,912)	(279,117)	$ (6,451,012)	$ (4,063,921)
Service Class 2
Shares sold	2,616,207	1,466,235	$ 38,570,263	$ 20,976,506
Reinvestment of distributions	91,356	70,935	1,331,968	1,013,668
Shares redeemed	(2,595,506)	(566,476)	(37,521,668)	(8,095,836)
Net increase (decrease)	112,057	970,694	$ 2,380,563	$ 13,894,338
Investor Class
Shares sold	1,227,221	630,233	$ 18,486,890	$ 9,272,918
Reinvestment of distributions	20,431	-	301,562	-
Shares redeemed	(139,388)	(9,837)	(2,111,200)	(144,609)
Net increase (decrease)	1,108,264	620,396	$ 16,677,252	$ 9,128,309

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002- 2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005- present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Asset Manager. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Richard C. Habermann (66)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann worked as a portfolio manager, director of research for FMR Co., division head for international equities and director of international research, and chief investment officer for Fidelity International Limited. Mr. Habermann also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

Ford E. O'Neil (44)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Asset Manager. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Asset Manager. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Asset Manager. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Asset Manager. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1989 Assistant Treasurer of VIP Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Asset Manager. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP II Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/09/07	2/09/07	$.492	$0.45
Service Class	2/09/07	2/09/07	$.474	$0.45
Service Class 2	2/09/07	2/09/07	$.452	$0.45
Investor Class	2/09/07	2/09/07	$.481	$0.45

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $60,831,444, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Fund
Initial Class	41%
Service Class	43%
Service Class 2	45%
Investor Class	41%

A total of 9.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix.

VIP Asset Manager Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the cumulative total return of Initial Class of the fund was higher than its benchmark for the one-year period. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Asset Manager Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class and Service Class ranked below its competitive median for 2005, and the total expenses of Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Asset Manager Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0207
1.540206.109

Fidelity® Variable Insurance Products:
Asset Manager: Growth® Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Notes to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Asset Manager: Growth Portfolio

Note to Shareholders:

On June 23, 2006, Fidelity changed its investment approach for managing the investment-grade bond portion of Fidelity® VIP Asset Manager: Growth Portfolio. Rather than investing solely in individual investment-grade debt securities, the fund now invests nearly all of its assets in the investment-grade sector through its investment in a central fund. Central funds are mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular market sector - in this case, investment-grade debt. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt securities by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them. It's important to point out that this change in investment structure does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment-grade bond portfolio.

The new approach, though, does change the way this annual report presents the fund's holdings. The Investments section continues to list direct investments of the fund, including each central fund. However, the individual investment-grade debt securities and other investments - such as swap agreements - held by the fund on June 23 were transferred to VIP Investment Grade Central Fund, so they are no longer directly held and thus not listed. Information on the underlying holdings of the fixed-income central funds is available at advisor.fidelity.com, and the financial statements are available upon request.

If you have any questions, please call Fidelity or the insurance company that issued your policy.

Annual Report

VIP Asset Manager: Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth - Initial Class	6.99%	4.18%	5.36%
VIP Asset Manager: Growth - Service Class A	6.93%	4.09%	5.23%
VIP Asset Manager: Growth - Service Class 2 B	6.64%	3.87%	5.10%
VIP Asset Manager: Growth - Investor Class C	6.80%	4.13%	5.34%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Asset Manager: Growth Portfolio

Management's Discussion of Fund Performance

Comments from Richard Habermann and Ford O'Neil, Co-Managers of VIP Asset Manager: Growth Portfolio

It was a positive year for stocks around the globe and for investment-grade and high-yield bonds in the United States. International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending December 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors in foreign stocks. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 26.53% during that time. This marked the fifth year in a row that the MSCI EAFE outperformed the Standard & Poor's 500SM Index, a popular barometer of the U.S. equity market, which returned 15.79% in 2006. In the domestic debt markets, high yield outperformed high quality. Junk bonds' lower sensitivity to interest rate movements and investors' thirst for higher yields drove the Merrill Lynch® U.S. High Yield Master II Constrained Index up 10.76%. Investment-grade bonds rallied in the second half of the year but performed less than half as well as their riskier counterparts, finishing with a 4.33% return as measured by the Lehman Brothers® Aggregate Bond Index.

During the past year, the fund trailed the 12.05% gain of the Fidelity Asset Manager: Growth Composite Index. (For specific portfolio performance results, please refer to the performance section of this report.) Asset allocation provided a big boost relative to the Composite index, and the fund also enjoyed favorable security selection within fixed income. Unfortunately, these gains were overwhelmed by a weak showing from the fund's equities during the late spring and early summer, when the market stumbled. Favoring equities and high-yield securities relative to investment-grade debt in the first half of the period contributed significantly relative to the index. Within equities, having exposure to foreign stocks helped, as overseas markets beat their U.S. counterparts. Unfortunately, subpar security selection in the fund's international equity component curbed relative performance in the second half of the period. (On July 1, the equity component (70%) of the Composite benchmark changed from the S&P 500® to a 60%/10% mix of the Dow Jones Wilshire 5000 Composite IndexSM (DJW 5000) and the MSCI EAFE index, respectively. The change was intended to better reflect the fund's investments in U.S. and foreign stocks.) The U.S. equity portion of the fund trailed the blended domestic benchmark (S&P 500/DJW 5000) by a wide margin. We lost a lot of ground during the May-June market correction when several cyclical and growth companies we emphasized - including many smaller-cap names - were particularly hard hit. For the year, we had disappointing results in financials, health care, technology and energy, with security and market selection generally working against us in each case. Detractors included Neurocrine Biosciences, aerospace composites maker Hexcel, semiconductor stocks Trident Microsystems and Broadcom, and oil/gas producer EOG Resources. Conversely, overweightings and good stock picking in materials and telecommunication services helped offset some of our losses. Contributors included biotechnology firm Celgene, copper producer Phelps Dodge and specialty metals maker Allegheny Technologies. Some of the stocks just mentioned were no longer in the portfolio at period end. In fixed income, we benefited from good security selection, and our high-yield, investment-grade and floating-rate central fund holdings comfortably outpaced the Lehman Brothers index. The cash portion of the fund also topped its benchmark. As a reminder, in late June, we expanded our use of central funds in managing the fund's fixed-income investments, transitioning its investment-grade bond assets to VIP Investment Grade Central Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Asset Manager: Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,076.80	$ 4.08
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.97
Service Class
Actual	$ 1,000.00	$ 1,076.50	$ 4.61
HypotheticalA	$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2
Actual	$ 1,000.00	$ 1,075.30	$ 5.54
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Investor Class
Actual	$ 1,000.00	$ 1,076.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Initial Class	.78%
Service Class	.88%
Service Class 2	1.06%
Investor Class	.92%

Annual Report

VIP Asset Manager: Growth Portfolio

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	2.4	1.9
Exxon Mobil Corp.	2.1	1.8
American International Group, Inc.	1.8	0.9
AT&T, Inc.	1.5	1.2
UnitedHealth Group, Inc.	1.4	1.1
Altria Group, Inc.	1.2	0.9
Prudential Financial, Inc.	1.2	1.1
Monsanto Co.	1.2	0.9
Valero Energy Corp.	1.2	1.5
Schlumberger Ltd. (NY Shares)	1.2	0.8
	15.2
Market Sectors as of December 31, 2006
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.1	11.2
Energy	10.1	7.5
Information Technology	8.6	5.2
Industrials	7.8	6.6
Consumer Discretionary	6.9	5.7
Health Care	6.7	13.0
Telecommunication Services	4.0	2.8
Materials	4.0	2.2
Consumer Staples	3.8	9.7
Utilities	0.7	0.1
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stock Class and Equity Futures 70.5%		Stock Class and Equity Futures 69.7%
	Bond Class 28.6%		Bond Class 26.4%
	Short-Term Class 0.9%		Short-Term Class 3.9%
* Foreign investments	19.7%	** Foreign investments	14.7%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus in effect as of the time period indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

For an unaudited list of holdings for each Fidelity Equity and Fixed-Income Central Fund, visit advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports.

Annual Report

VIP Asset Manager: Growth Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 64.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.9%
Automobiles - 0.3%
Fiat Spa (a)	15,600	$ 297,970
Renault SA	3,300	396,456
		694,426
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (a)	17,900	697,563
Hotels, Restaurants & Leisure - 1.7%
Hilton Hotels Corp.	19,900	694,510
International Game Technology	10,800	498,960
Marriott International, Inc. Class A	15,200	725,344
McDonald's Corp.	34,000	1,507,220
Melco PBL Entertainment (Macau) Ltd. sponsored ADR	1,400	29,764
Vail Resorts, Inc. (a)	8,300	372,006
		3,827,804
Household Durables - 0.2%
Koninklijke Philips Electronics NV	9,100	341,978
Internet & Catalog Retail - 0.5%
Priceline.com, Inc. (a)	8,500	370,685
Submarino SA	23,700	765,411
		1,136,096
Media - 2.3%
Comcast Corp. Class A (special)	46,300	1,939,044
NTL, Inc.	12,850	324,334
Pearson PLC	20,300	306,737
Reed Elsevier NV	18,800	320,671
SES Global SA FDR unit	24,537	427,597
Time Warner, Inc.	90,000	1,960,200
		5,278,583
Multiline Retail - 1.2%
Federated Department Stores, Inc.	15,000	571,950
KarstadtQuelle AG (a)	9,100	263,823
Kohl's Corp. (a)	19,200	1,313,856
Saks, Inc.	39,600	705,672
		2,855,301
Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc. (d)	23,800	1,028,160
TOTAL CONSUMER DISCRETIONARY		15,859,911
CONSUMER STAPLES - 3.8%
Beverages - 0.1%
Pernod Ricard SA	1,200	275,658
Food & Staples Retailing - 0.4%
Kroger Co.	27,500	634,425
Tesco PLC	43,400	343,829
		978,254
Food Products - 0.5%
Cresud S.A.C.I.F. y A. sponsored ADR	11,600	203,000
Kellogg Co.	300	15,018

	Shares	Value (Note 1)
Nestle SA sponsored ADR	5,300	$ 471,700
Nutreco Holding NV	3,900	254,298
Saskatchewan Wheat Pool, Inc. (a)	17,000	129,322
		1,073,338
Household Products - 0.6%
Procter & Gamble Co.	21,100	1,356,097
Personal Products - 0.6%
Avon Products, Inc.	29,100	961,464
Bare Escentuals, Inc.	12,500	388,375
		1,349,839
Tobacco - 1.6%
Altria Group, Inc.	33,000	2,832,060
Philip Morris CR AS	300	156,099
Reynolds American, Inc.	10,500	687,435
		3,675,594
TOTAL CONSUMER STAPLES		8,708,780
ENERGY - 10.1%
Energy Equipment & Services - 3.2%
Compagnie Generale de Geophysique SA (a)(d)	800	173,421
GlobalSantaFe Corp.	5,600	329,168
Noble Corp.	9,600	731,040
Oceaneering International, Inc. (a)	16,100	639,170
Schlumberger Ltd. (NY Shares)	42,700	2,696,932
Transocean, Inc. (a)	26,700	2,159,763
W-H Energy Services, Inc. (a)	7,400	360,306
Weatherford International Ltd. (a)	8,100	338,499
		7,428,299
Oil, Gas & Consumable Fuels - 6.9%
Canadian Natural Resources Ltd.	7,700	410,425
Chesapeake Energy Corp.	7,600	220,780
Chevron Corp.	14,800	1,088,244
China Coal Energy Co. Ltd. (H Shares)	19,000	12,336
DMCI Holdings, Inc.	350,000	43,527
EOG Resources, Inc.	36,200	2,260,690
Exxon Mobil Corp.	64,000	4,904,320
NuVista Energy Ltd. (a)	8,400	93,654
Petroplus Holdings AG	12,900	783,133
ProEx Energy Ltd. (a)	10,000	110,206
Quicksilver Resources, Inc. (a)	3,800	139,042
Semirara Mining Corp.	139,000	51,718
Suncor Energy, Inc.	3,300	259,783
Teekay Offshore Partners LP (a)	1,000	26,360
Ultra Petroleum Corp. (a)	55,900	2,669,225
Valero Energy Corp.	52,800	2,701,248
Venoco, Inc.	8,000	140,480
		15,915,171
TOTAL ENERGY		23,343,470
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 12.1%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	13,000	$ 2,591,550
Lazard Ltd. Class A	14,000	662,760
Merrill Lynch & Co., Inc.	13,400	1,247,540
Morgan Stanley	17,600	1,433,168
Pampa Holding SA (a)	65,000	48,555
		5,983,573
Commercial Banks - 2.3%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	37,400	1,509,090
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.) (d)	21,000	759,150
Bank of China (H Shares)	187,000	102,656
Industrial & Commercial Bank of China	36,000	22,355
Raiffeisen International Bank Holding AG	3,900	594,736
Uniao de Bancos Brasileiros SA (Unibanco) GDR	24,500	2,277,520
		5,265,507
Diversified Financial Services - 0.7%
Bank of America Corp.	27,900	1,489,581
Insurance - 3.9%
American International Group, Inc.	59,100	4,235,106
Benfield Group PLC	45,900	321,383
MetLife, Inc.	28,500	1,681,785
Prudential Financial, Inc.	32,400	2,781,864
		9,020,138
Real Estate Investment Trusts - 2.4%
Equity Office Properties Trust	25,300	1,218,701
Equity Residential (SBI)	20,000	1,015,000
Host Hotels & Resorts, Inc.	28,500	699,675
Simon Property Group, Inc.	7,500	759,675
SL Green Realty Corp.	5,700	756,846
Vornado Realty Trust	9,400	1,142,100
		5,591,997
Real Estate Management & Development - 0.2%
Icade SA	3,561	224,954
Inversiones y Representaciones SA sponsored GDR (a)	12,300	207,993
		432,947
TOTAL FINANCIALS		27,783,743
HEALTH CARE - 6.7%
Biotechnology - 2.0%
Actelion Ltd. (Reg.) (a)	1,459	320,778
Celgene Corp. (a)	40,400	2,324,212
Genentech, Inc. (a)	6,800	551,684
Gilead Sciences, Inc. (a)	21,200	1,376,516
		4,573,190

	Shares	Value (Note 1)
Health Care Equipment & Supplies - 0.5%
Hologic, Inc. (a)	17,000	$ 803,760
Synthes, Inc.	3,096	369,046
		1,172,806
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc.	20,400	979,200
UnitedHealth Group, Inc.	58,300	3,132,459
		4,111,659
Health Care Technology - 0.3%
Cerner Corp. (a)	14,600	664,300
Pharmaceuticals - 2.1%
Allergan, Inc.	6,300	754,362
Elan Corp. PLC sponsored ADR (a)	78,400	1,156,400
Merck & Co., Inc.	56,500	2,463,400
Novartis AG sponsored ADR	10,500	603,120
		4,977,282
TOTAL HEALTH CARE		15,499,237
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.9%
DRS Technologies, Inc.	14,700	774,396
General Dynamics Corp.	19,200	1,427,520
		2,201,916
Airlines - 1.1%
AMR Corp. (a)	36,800	1,112,464
TAM SA (PN) sponsored ADR (ltd. vtg.)	12,000	360,120
US Airways Group, Inc. (a)	19,000	1,023,150
		2,495,734
Commercial Services & Supplies - 0.1%
Monster Worldwide, Inc. (a)	7,400	345,136
Construction & Engineering - 1.2%
Fluor Corp.	16,700	1,363,555
Foster Wheeler Ltd. (a)	23,900	1,317,846
		2,681,401
Electrical Equipment - 0.6%
ABB Ltd. sponsored ADR	41,500	746,170
Alstom SA (a)	5,300	718,598
		1,464,768
Industrial Conglomerates - 2.7%
General Electric Co.	145,200	5,402,893
McDermott International, Inc. (a)	14,700	747,642
		6,150,535
Machinery - 0.4%
Atlas Copco AB (A Shares)	3,800	127,671
Bucher Holding AG	1,060	115,048
CNH Global NV	8,200	223,860
Deere & Co.	4,300	408,801
		875,380
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	21,600	$ 1,594,296
Transportation Infrastructure - 0.1%
Flughafen Wien AG	2,600	255,379
TOTAL INDUSTRIALS		18,064,545
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 2.5%
Acme Packet, Inc.	18,800	388,032
Alcatel-Lucent SA sponsored ADR	53,100	755,082
Cisco Systems, Inc. (a)	76,600	2,093,478
Research In Motion Ltd. (a)	17,600	2,248,928
Sandvine Corp.	226,900	373,292
		5,858,812
Computers & Peripherals - 0.8%
Apple Computer, Inc. (a)	9,800	831,432
Network Appliance, Inc. (a)	27,100	1,064,488
		1,895,920
Electronic Equipment & Instruments - 0.0%
IPG Photonics Corp.	2,400	57,600
Internet Software & Services - 1.1%
Akamai Technologies, Inc. (a)	14,200	754,304
Google, Inc. Class A (sub. vtg.) (a)	4,000	1,841,920
		2,596,224
IT Services - 1.3%
Cognizant Technology Solutions Corp. Class A (a)	16,300	1,257,708
First Data Corp.	29,400	750,288
Infosys Technologies Ltd. sponsored ADR	16,200	883,872
		2,891,868
Office Electronics - 0.1%
Neopost SA	900	113,055
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	38,300	775,575
Spansion, Inc. Class A	65,700	976,302
Tessera Technologies, Inc. (a)	21,400	863,276
Trident Microsystems, Inc. (a)	70,600	1,283,508
		3,898,661
Software - 1.1%
BEA Systems, Inc. (a)	70,900	891,922
Nintendo Co. Ltd.	1,200	311,466
Nintendo Co. Ltd. ADR	18,600	604,500
Oracle Corp. (a)	41,900	718,166
		2,526,054
TOTAL INFORMATION TECHNOLOGY		19,838,194

	Shares	Value (Note 1)
MATERIALS - 4.0%
Chemicals - 1.5%
Lanxess AG (a)	7,200	$ 403,791
Monsanto Co.	51,500	2,705,295
Syngenta AG sponsored ADR	6,400	237,696
		3,346,782
Metals & Mining - 2.2%
Allegheny Technologies, Inc.	13,000	1,178,840
Aquiline Resources, Inc. (a)	6,800	43,039
Aquiline Resources, Inc. (a)(g)	8,600	48,989
Gold Fields Ltd. sponsored ADR	12,100	228,448
Goldcorp, Inc.	83,900	2,382,443
Newmont Mining Corp.	6,700	302,505
Titanium Metals Corp.	28,000	826,280
		5,010,544
Paper & Forest Products - 0.3%
Abitibi-Consolidated, Inc.	105,000	269,254
Catalyst Paper Corp. (a)	38,900	118,435
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	18,000	352,980
		740,669
TOTAL MATERIALS		9,097,995
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	95,100	3,399,825
Qwest Communications International, Inc. (a)	34,900	292,113
		3,691,938
Wireless Telecommunication Services - 2.4%
America Movil SA de CV Series L sponsored ADR	49,600	2,242,912
American Tower Corp. Class A (a)	42,100	1,569,488
NII Holdings, Inc. (a)	22,300	1,437,012
Vivo Participacoes SA (PN) sponsored ADR	92,700	380,070
		5,629,482
TOTAL TELECOMMUNICATION SERVICES		9,321,420
UTILITIES - 0.7%
Electric Utilities - 0.7%
E.ON AG	2,100	284,697
Edison International	11,500	523,020
Entergy Corp.	8,000	738,560
		1,546,277
TOTAL COMMON STOCKS (Cost $134,241,808)		149,063,572
U.S. Treasury Obligations - 0.3%
	Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 4.92% 3/8/07 (e) (Cost $743,212)	$ 750,000	$ 743,534
Fixed-Income Funds - 27.8%
	Shares
Fidelity Floating Rate Central Fund (f)	70,521	7,094,413
Fidelity High Income Central Fund 1 (f)	52,411	5,260,980
Fidelity VIP Investment Grade Central Fund (f)	501,567	51,656,430
TOTAL FIXED-INCOME FUNDS (Cost $63,034,863)		64,011,823
Money Market Funds - 8.0%

Fidelity Cash Central Fund, 5.37% (b)	16,466,596	16,466,596
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	1,847,190	1,847,190
TOTAL MONEY MARKET FUNDS (Cost $18,313,786)		18,313,786
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $216,333,669)		232,132,715
NET OTHER ASSETS - (0.8)%		(1,846,595)
NET ASSETS - 100%		$ 230,286,120
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
77 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	March 2007	$ 4,225,815	$ 85,630
29 FTSE 100 Index Contracts (United Kingdom)	March 2007	3,530,561	23,885
6 S&P 500 Index Contracts	March 2007	2,142,600	2,295
27 TOPIX 150 Index Contracts (Japan)	March 2007	3,815,834	177,479
TOTAL EQUITY INDEX CONTRACTS		$ 13,714,810	$ 289,289

The face value of futures purchased as a percentage of net assets - 6.0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $743,534.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,989 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/31/06	$ 35,621
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,093,930
Fidelity Floating Rate Central Fund	477,296
Fidelity High Income Central Fund 1	1,020,540
Fidelity Securities Lending Cash Central Fund	32,398
Fidelity Ultra-Short Central Fund	85,552
Fidelity VIP Investment Grade Central Fund	1,374,710
Total	$ 4,084,426

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 4,991,240	$ 4,499,921	$ 2,400,201	$ 7,094,413	0.4%
Fidelity High Income Central Fund 1	22,060,795	-	16,996,919	5,260,980	0.9%
Fidelity Ultra-Short Central Fund	2,799,003	3,000,317	5,799,059	-	0.0%
Fidelity VIP Investment Grade Central Fund	-	50,252,351*	-	51,656,430	1.9%
Total	$ 29,851,038	$ 57,752,589	$ 25,196,179	$ 64,011,823
* $36,336,844 represents the value of shares received through in-kind contributions.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	12.2%
AAA,AA,A	6.1%
BBB	4.2%
BB	2.3%
B	1.9%
CCC,CC,C	0.4%
Not Rated	1.0%
Equities	70.6%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.3%
Canada	4.2%
Brazil	2.8%
France	1.4%
Mexico	1.3%
United Kingdom	1.3%
Switzerland	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information

At December 31, 2006, the fund had a capital loss carryforward of approximately $39,474,862 of which $19,718,609, $11,142,366 and $8,613,887 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,811,835) - See accompanying schedule: Unaffiliated issuers (cost $134,985,020)	$ 149,807,106
Fidelity Central Funds (cost $81,348,649)	82,325,609
Total Investments (cost $216,333,669)		$ 232,132,715
Cash		10,039
Receivable for investments sold		1,415,010
Receivable for fund shares sold		1,467
Dividends receivable		237,189
Distributions receivable from Fidelity Central Funds		453,009
Prepaid expenses		1,179
Other receivables		18,265
Total assets		234,268,873

Liabilities
Payable for investments purchased	$ 1,854,011
Payable for fund shares redeemed	15,396
Accrued management fee	109,439
Distribution fees payable	1,714
Payable for daily variation on futures contracts	37,722
Other affiliated payables	23,669
Other payables and accrued expenses	93,612
Collateral on securities loaned, at value	1,847,190
Total liabilities		3,982,753

Net Assets		$ 230,286,120
Net Assets consist of:
Paid in capital		$ 249,193,866
Undistributed net investment income		4,929,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,925,025)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,088,084
Net Assets		$ 230,286,120

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($212,221,981 ÷ 15,603,785 shares)	$ 13.60

Service Class: Net Asset Value, offering price and redemption price per share ($4,976,858 ÷ 368,517 shares)	$ 13.51

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,205,299 ÷ 462,348 shares)	$ 13.42

Investor Class: Net Asset Value, offering price and redemption price per share ($6,881,982 ÷ 507,507 shares)	$ 13.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 2,048,217
Interest		659,204
Income from Fidelity Central Funds		4,084,426
Total income		6,791,847

Expenses
Management fee	$ 1,402,940
Transfer agent fees	182,217
Distribution fees	20,528
Accounting and security lending fees	115,934
Custodian fees and expenses	80,703
Independent trustees' compensation	941
Registration fees	97
Audit	73,574
Legal	6,358
Interest	1,432
Miscellaneous	61,907
Total expenses before reductions	1,946,631
Expense reductions	(97,007)	1,849,624
Net investment income (loss)		4,942,223
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,056)	18,896,624
Fidelity Central Funds	448,764
Foreign currency transactions	(60,155)
Futures contracts	1,105,454
Swap agreements	(23,873)
Capital gain distributions from Fidelity Central Funds	50,157
Total net realized gain (loss)		20,416,971
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $5,890)	(8,784,871)
Assets and liabilities in foreign currencies	963
Futures contracts	438,161
Swap agreements	(5,504)
Total change in net unrealized appreciation (depreciation)		(8,351,251)
Net gain (loss)		12,065,720
Net increase (decrease) in net assets resulting from operations		$ 17,007,943

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,942,223	$ 5,539,180
Net realized gain (loss)	20,416,971	10,457,059
Change in net unrealized appreciation (depreciation)	(8,351,251)	(6,151,309)
Net increase (decrease) in net assets resulting from operations	17,007,943	9,844,930
Distributions to shareholders from net investment income	(5,395,505)	(7,156,575)
Share transactions - net increase (decrease)	(55,081,737)	(47,376,524)
Total increase (decrease) in net assets	(43,469,299)	(44,688,169)

Net Assets
Beginning of period	273,755,419	318,443,588
End of period (including undistributed net investment income of $4,929,195 and undistributed net investment income of $5,885,132, respectively)	$ 230,286,120	$ 273,755,419

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 12.78	$ 12.33	$ 10.33	$ 12.56
Income from Investment Operations
Net investment income (loss) C	.26	.24	.26 F	.26	.32
Net realized and unrealized gain (loss)	.63	.25	.47	2.06	(2.23)
Total from investment operations	.89	.49	.73	2.32	(1.91)
Distributions from net investment income	(.26)	(.30)	(.28)	(.32)	(.32)
Net asset value, end of period	$ 13.60	$ 12.97	$ 12.78	$ 12.33	$ 10.33
Total Return A, B	6.99%	3.89%	5.98%	23.34%	(15.53)%
Ratios to Average Net Assets D, G
Expenses before reductions	.77%	.74%	.75%	.73%	.73%
Expenses net of fee waivers, if any	.77%	.74%	.75%	.73%	.73%
Expenses net of all reductions	.73%	.72%	.74%	.72%	.69%
Net investment income (loss)	2.01%	1.93%	2.15%	2.33%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,222	$ 260,968	$ 306,137	$ 335,285	$ 284,298
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.88	$ 12.69	$ 12.25	$ 10.27	$ 12.47
Income from Investment Operations
Net investment income (loss) C	.25	.23	.25 F	.24	.30
Net realized and unrealized gain (loss)	.63	.24	.46	2.05	(2.20)
Total from investment operations	.88	.47	.71	2.29	(1.90)
Distributions from net investment income	(.25)	(.28)	(.27)	(.31)	(.30)
Net asset value, end of period	$ 13.51	$ 12.88	$ 12.69	$ 12.25	$ 10.27
Total Return A, B	6.93%	3.79%	5.85%	23.15%	(15.54)%
Ratios to Average Net Assets D, G
Expenses before reductions	.87%	.84%	.88%	.85%	.84%
Expenses net of fee waivers, if any	.87%	.84%	.88%	.85%	.84%
Expenses net of all reductions	.83%	.82%	.87%	.84%	.80%
Net investment income (loss)	1.91%	1.83%	2.02%	2.21%	2.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,977	$ 5,604	$ 5,907	$ 6,692	$ 6,105
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.81	$ 12.61	$ 12.19	$ 10.21	$ 12.43
Income from Investment Operations
Net investment income (loss) C	.22	.20	.22 F	.22	.28
Net realized and unrealized gain (loss)	.62	.25	.46	2.05	(2.21)
Total from investment operations	.84	.45	.68	2.27	(1.93)
Distributions from net investment income	(.23)	(.25)	(.26)	(.29)	(.29)
Net asset value, end of period	$ 13.42	$ 12.81	$ 12.61	$ 12.19	$ 10.21
Total Return A, B	6.64%	3.65%	5.63%	23.03%	(15.83)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.05%	1.03%	1.06%	1.05%	1.03%
Expenses net of fee waivers, if any	1.05%	1.03%	1.06%	1.05%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.05%	1.04%	.99%
Net investment income (loss)	1.73%	1.64%	1.84%	2.01%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,205	$ 5,854	$ 6,399	$ 6,694	$ 4,044
Portfolio turnover rate E	233%	43%	57%	65%	149%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.60
Income from Investment Operations
Net investment income (loss) E	.24	.10
Net realized and unrealized gain (loss)	.63	.26
Total from investment operations	.87	.36
Distributions from net investment income	(.27)	-
Net asset value, end of period	$ 13.56	$ 12.96
Total Return B, C, D	6.80%	2.86%
Ratios to Average Net Assets F, I
Expenses before reductions	.92%	.96% A
Expenses net of fee waivers, if any	.92%	.96% A
Expenses net of all reductions	.89%	.94% A
Net investment income (loss)	1.86%	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,882	$ 1,330
Portfolio turnover rate G	233%	43%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust), and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent, and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and capital gain distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustee compensation, prior period premium and discount on debt securities, defaulted bonds, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 17,916,076
Unrealized depreciation	(1,641,245)
Net unrealized appreciation (depreciation)	16,274,831
Undistributed ordinary income	5,136,635
Capital loss carryforward	(39,474,862)

Cost for federal income tax purposes	$ 215,857,884

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 5,395,505	$ 7,156,575

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Asset Manager: Growth Portfolio

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities and in-kind transactions, aggregated $490,520,520 and $539,407,782, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 5,320
Service Class 2	15,208
$ 20,528

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 160,451
Service Class	3,708
Service Class 2	6,116
Investor Class	11,942
$ 182,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

VIP Asset Manager: Growth Portfolio

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or, for each non Money Market Central Fund, at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Equity and Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity High Income Central Fund 1	Fidelity Management and Research Company, Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

On June 23, 2006 the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $36,336,844 (which included $818,420 of unrealized depreciation) for 363,368 shares (each then valued at $100.00 per share) of the VIP Investment Grade Central Investment Portfolio, an affiliated entity. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,337 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,161,500	4.99%	$ 1,432

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $721 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $32,398.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $93,077 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 73% of the total outstanding shares of the Fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

VIP Asset Manager: Growth Portfolio

19. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 5,133,316	$ 6,891,918
Service Class	109,477	146,131
Service Class 2	111,371	118,526
Investor Class	41,341	-
Total	$ 5,395,505	$ 7,156,575

20. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005 A	2006	2005 A
Initial Class
Shares sold	471,898	400,393	$ 6,042,415	$ 4,987,117
Reinvestment of distributions	399,480	553,123	5,133,316	6,891,918
Shares redeemed	(5,386,526)	(4,783,614)	(70,711,679)	(59,550,144)
Net increase (decrease)	(4,515,148)	(3,830,098)	$ (59,535,948)	$ (47,671,109)
Service Class
Shares sold	20,643	79,697	$ 268,081	$ 986,639
Reinvestment of distributions	8,573	11,794	109,477	146,131
Shares redeemed	(95,735)	(121,815)	(1,232,677)	(1,500,514)
Net increase (decrease)	(66,519)	(30,324)	$ (855,119)	$ (367,744)
Service Class 2
Shares sold	122,361	201,792	$ 1,590,518	$ 2,506,921
Reinvestment of distributions	8,762	9,613	111,371	118,526
Shares redeemed	(125,933)	(261,528)	(1,612,989)	(3,239,888)
Net increase (decrease)	5,190	(50,123)	$ 88,900	$ (614,441)
Investor Class
Shares sold	550,642	159,021	$ 7,124,044	$ 2,003,653
Reinvestment of distributions	3,225	-	41,341	-
Shares redeemed	(148,989)	(56,392)	(1,944,955)	(726,883)
Net increase (decrease)	404,878	102,629	$ 5,220,430	$ 1,276,770

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Asset Manager: Growth. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager: Growth. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager: Growth. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager: Growth. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager: Growth. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005- present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Richard Habermann (66)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann worked as a portfolio manager, director of research for FMR Co., division head for international equities and director of international research, and chief investment officer for Fidelity International Limited. Mr. Habermann also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

Ford O'Neil (44)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Asset Manager: Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003- present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Asset Manager: Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Asset Manager: Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Asset Manager: Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager: Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Asset Manager: Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005- present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005- present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Initial Class designates 62%; Service Class designates 65%; Service Class 2 designates 71%; and Investor Class designates 60% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix.

VIP Asset Manager: Growth Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one- and three-year periods and the fourth quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

VIP Asset Manager: Growth Portfolio

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2005, the total expenses of Service Class ranked equal to its competitive median for 2005, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Asset Manager: Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly
Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0207
1.540207.109

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

VIP Contrafund Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Initial Class	11.72%	11.93%	11.18%
VIP Contrafund - Service ClassA	11.59%	11.82%	11.08%
VIP Contrafund - Service Class 2B	11.43%	11.65%	10.97%
VIP Contrafund - Investor ClassC	11.60%	11.88%	11.16%

A The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from William Danoff, Portfolio Manager of VIP Contrafund Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

VIP Contrafund trailed the S&P 500® Index for the 12 months ending December 31, 2006. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's growth bias was partially responsible for the shortfall versus the index, as value stocks outperformed growth stocks for the seventh consecutive year, with the remainder coming mostly from unfavorable stock and sector selection. Several of the fund's health care and energy picks performed poorly, among them biotechnology giant Genentech, health services provider Aetna, which the fund ultimately sold, and Canadian natural gas producer EnCana. Underweighting integrated oil firm Exxon Mobil detracted as well. Underweighting robust segments of the financial services sector, such as securities brokers, together with an overweighting in lackluster parts of the information technology sector, such as semiconductors, also hurt. Chip maker Marvell Technology was another laggard, and a nearly 10% average weighting in cash hurt as well. Good stock selection in the materials and telecommunication services sectors was beneficial to overall performance, with notable contributions from such stocks as America Movil, the consumer-oriented Latin American wireless provider, and Glamis Gold, a strong-producing mining company that was acquired during the period. Akamai Technologies, a software/services provider that helps improve the efficiency of the Internet, also contributed. Steering mostly clear of chip maker Intel, whose share price declined, helped as well.

Note to shareholders: Effective November 9, 2006, Jason Weiner no longer serves as Associate Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Contrafund Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,073.70	$ 3.50
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class
Actual	$ 1,000.00	$ 1,072.90	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2
Actual	$ 1,000.00	$ 1,072.40	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2R
Actual	$ 1,000.00	$ 1,072.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class
Actual	$ 1,000.00	$ 1,073.20	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.67%
Service Class	.77%
Service Class 2.92%
Service Class 2R	.92%
Investor Class	.79%

Annual Report

VIP Contrafund Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.3	3.7
Berkshire Hathaway, Inc. Class A	2.7	2.3
Hewlett-Packard Co.	2.6	1.5
Genentech, Inc.	2.4	2.4
America Movil SA de CV Series L sponsored ADR	2.2	1.5
Procter & Gamble Co.	2.2	1.6
Apple Computer, Inc.	1.9	1.1
The Walt Disney Co.	1.7	1.1
Wells Fargo & Co.	1.7	1.6
Roche Holding AG (participation certificate)	1.6	1.4
	23.3
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	18.0
Information Technology	17.8	17.1
Health Care	10.6	9.9
Consumer Discretionary	9.8	8.1
Consumer Staples	7.3	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 91.3%		Stocks 90.3%
	Short-Term Investments and Net Other Assets 8.7%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	23.6%	** Foreign investments	26.6%

Annual Report

VIP Contrafund Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.0%
Johnson Controls, Inc.	50,800	$ 4,364,736
Automobiles - 0.7%
Honda Motor Co. Ltd.	253,300	10,015,482
Nissan Motor Co. Ltd.	178,500	2,148,597
Renault SA	96,200	11,557,295
Toyota Motor Corp.	1,931,600	129,716,598
		153,437,972
Distributors - 0.1%
Li & Fung Ltd.	6,246,000	19,432,678
Hotels, Restaurants & Leisure - 1.9%
Ambassadors Group, Inc.	556,599	16,892,780
Aristocrat Leisure Ltd. (d)	1,192,603	14,968,909
California Pizza Kitchen, Inc. (a)	231,894	7,724,389
Carrols Restaurant Group, Inc.	150,700	2,136,926
Chipotle Mexican Grill, Inc.:
Class A (d)	559,350	31,882,950
Class B (a)	44,082	2,292,264
International Game Technology	115,200	5,322,240
Las Vegas Sands Corp. (a)	831,680	74,418,726
Marriott International, Inc. Class A	426,300	20,343,036
McDonald's Corp.	788,754	34,965,465
MGM Mirage, Inc. (a)	130,500	7,484,175
Panera Bread Co. Class A (a)(d)	811,936	45,395,342
Starbucks Corp. (a)	1,788,393	63,344,880
Tim Hortons, Inc.	2,393,408	69,313,096
William Hill PLC	528,412	6,540,703
Wynn Resorts Ltd.	51,920	4,872,692
		407,898,573
Household Durables - 0.6%
Cyrela Brazil Realty SA	30,400	289,558
Gafisa SA (a)	87,100	1,267,057
Garmin Ltd. (d)	1,379,866	76,803,342
Koninklijke Philips Electronics NV (NY Shares)	347,700	13,066,566
Matsushita Electric Industrial Co. Ltd.	2,900	58,261
Sharp Corp.	657,000	11,313,314
Snap-On, Inc.	283,100	13,486,884
		116,284,982
Internet & Catalog Retail - 0.3%
Gmarket, Inc. sponsored ADR (d)	245,900	5,891,764
Liberty Media Holding Corp. - Interactive Series A (a)	1,090,774	23,527,995
Priceline.com, Inc. (a)	262,000	11,425,820
VistaPrint Ltd. (a)	452,200	14,972,342
		55,817,921
Media - 3.2%
Comcast Corp. Class A (special)	675,500	28,289,940
EchoStar Communications Corp. Class A (a)	999,306	38,003,607

	Shares	Value (Note 1)
Focus Media Holding Ltd. ADR (a)	124,500	$ 8,265,555
Grupo Televisa SA de CV (CPO) sponsored ADR	93,000	2,511,930
Liberty Media Holding Corp. - Capital Series A (a)	75,652	7,412,383
Live Nation, Inc. (a)	258,377	5,787,645
McGraw-Hill Companies, Inc.	891,434	60,635,341
News Corp. Class B	4,067,500	90,542,550
Omnicom Group, Inc.	220,077	23,006,850
Reuters Group PLC	864,400	7,537,952
The Walt Disney Co.	10,448,243	358,061,288
The Weinstein Co. II Holdings, LLC Class A-1 (a)(e)	11,499	11,499,000
Thomson Corp.	150,400	6,240,439
Time Warner, Inc.	762,000	16,596,360
		664,390,840
Multiline Retail - 0.8%
Federated Department Stores, Inc.	182,350	6,953,006
JCPenney Co., Inc.	107,350	8,304,596
Kohl's Corp. (a)	171,400	11,728,902
Marks & Spencer Group PLC	7,280,753	102,242,183
Nordstrom, Inc.	97,700	4,820,518
Saks, Inc.	378,200	6,739,524
Sears Holdings Corp. (a)	65,100	10,932,243
Target Corp.	118,200	6,743,310
		158,464,282
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	701,170	21,883,516
AutoZone, Inc. (a)	121,000	13,982,760
CarMax, Inc. (a)	335,300	17,982,139
Circuit City Stores, Inc.	1,967,072	37,335,027
Dick's Sporting Goods, Inc. (a)	134,400	6,584,256
Genesco, Inc.	154,926	5,778,740
Hennes & Mauritz AB (H&M) (B Shares)	58,722	2,967,967
Inditex SA	273,000	14,708,520
J. Crew Group, Inc.	970,423	37,409,807
Limited Brands, Inc.	1,112,700	32,201,538
Office Depot, Inc. (a)	1,421,380	54,254,075
Sherwin-Williams Co.	226,700	14,413,586
Staples, Inc.	1,113,375	29,727,113
TJX Companies, Inc.	3,027,800	86,352,856
		375,581,900
Textiles, Apparel & Luxury Goods - 0.4%
Burberry Group PLC	925,511	11,700,717
Coach, Inc. (a)	366,100	15,727,656
Crocs, Inc. (d)	179,197	7,741,310
Delta Woodside Industries, Inc. (a)	22,175	399
NIKE, Inc. Class B	198,100	19,617,843
Phillips-Van Heusen Corp.	168,100	8,433,577
Polo Ralph Lauren Corp. Class A	153,900	11,951,874
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)	173,500	$ 8,753,075
VF Corp.	123,000	10,095,840
		94,022,291
TOTAL CONSUMER DISCRETIONARY		2,049,696,175
CONSUMER STAPLES - 7.3%
Beverages - 2.7%
Anheuser-Busch Companies, Inc.	400,100	19,684,920
Boston Beer Co., Inc. Class A (a)	35,600	1,280,888
C&C Group PLC	804,200	14,279,930
Diageo PLC sponsored ADR	1,326,100	105,172,991
Grupo Modelo SA de CV Series C	409,500	2,273,884
InBev SA	65,817	4,339,367
PepsiCo, Inc.	3,808,162	238,200,533
The Coca-Cola Co.	3,650,509	176,137,059
		561,369,572
Food & Staples Retailing - 0.5%
Koninklijke Ahold NV sponsored ADR (a)	1,124,200	11,894,036
Kroger Co.	485,910	11,209,944
Safeway, Inc.	481,203	16,630,376
Susser Holdings Corp.	282,453	5,084,154
Tesco PLC	6,654,321	52,717,758
Walgreen Co.	297,500	13,652,275
		111,188,543
Food Products - 1.1%
Bunge Ltd.	40,600	2,943,906
Campbell Soup Co.	293,400	11,410,326
General Mills, Inc.	210,500	12,124,800
Groupe Danone	499,803	75,749,623
Kellogg Co.	805,566	40,326,634
Nestle SA (Reg.)	123,840	43,990,910
Ralcorp Holdings, Inc. (a)	108,000	5,496,120
TreeHouse Foods, Inc. (a)	734,118	22,904,482
Wm. Wrigley Jr. Co.	328,850	17,008,122
		231,954,923
Household Products - 2.8%
Colgate-Palmolive Co.	1,881,323	122,737,513
Procter & Gamble Co.	7,041,011	452,525,777
		575,263,290
Personal Products - 0.2%
Avon Products, Inc.	348,946	11,529,176
Bare Escentuals, Inc.	274,802	8,538,098
Herbalife Ltd. (a)	374,250	15,029,880
		35,097,154
TOTAL CONSUMER STAPLES		1,514,873,482

	Shares	Value (Note 1)
ENERGY - 6.6%
Energy Equipment & Services - 1.2%
Schlumberger Ltd. (NY Shares)	3,569,153	$ 225,427,703
Smith International, Inc.	707,850	29,071,400
		254,499,103
Oil, Gas & Consumable Fuels - 5.4%
BG Group PLC sponsored ADR	94,600	6,474,424
Canadian Oil Sands Trust unit	1,356,200	37,929,401
Chesapeake Energy Corp.	130,700	3,796,835
Chevron Corp.	85,000	6,250,050
China Coal Energy Co. Ltd. (H Shares)	1,727,000	1,121,241
China Petroleum & Chemical Corp. sponsored ADR (d)	131,640	12,195,130
ConocoPhillips	67,200	4,835,040
EnCana Corp.	5,667,284	260,811,715
EOG Resources, Inc.	291,200	18,185,440
Exxon Mobil Corp.	3,947,300	302,481,599
Imperial Oil Ltd.	688,000	25,330,909
Murphy Oil Corp.	1,114,500	56,672,325
Newfield Exploration Co. (a)	89,800	4,126,310
Noble Energy, Inc.	1,184,724	58,134,407
Occidental Petroleum Corp.	200,487	9,789,780
PetroChina Co. Ltd. sponsored ADR	880,300	123,928,634
Petroleo Brasileiro SA Petrobras sponsored ADR	21,300	2,193,687
Petroplus Holdings AG	671,356	40,756,671
Repsol YPF SA sponsored ADR	59,300	2,045,850
Sibir Energy PLC (a)	280,965	2,366,221
Valero Energy Corp.	2,544,079	130,155,082
W&T Offshore, Inc.	125,200	3,846,144
XTO Energy, Inc.	391,400	18,415,370
		1,131,842,265
TOTAL ENERGY		1,386,341,368
FINANCIALS - 21.2%
Capital Markets - 1.6%
Bank of New York Co., Inc.	127,700	5,027,549
Charles Schwab Corp.	3,504,388	67,774,864
Franklin Resources, Inc.	137,405	15,137,909
Goldman Sachs Group, Inc.	760,200	151,545,870
Lazard Ltd. Class A	163,902	7,759,121
Lehman Brothers Holdings, Inc.	154,630	12,079,696
Mellon Financial Corp.	846,482	35,679,216
Morgan Stanley	249,800	20,341,214
SEI Investments Co.	363,300	21,638,148
State Street Corp.	46,300	3,122,472
		340,106,059
Commercial Banks - 5.0%
Allied Irish Banks PLC	2,699,300	82,031,727
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Anglo Irish Bank Corp. PLC	3,246,282	$ 67,328,999
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,161,400	27,943,284
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	427,000	15,436,050
Banco Santander Central Hispano SA sponsored ADR	2,207,800	41,197,548
Bank of Ireland	2,287,387	52,846,646
BOK Financial Corp.	100,300	5,514,494
Compass Bancshares, Inc.	394,800	23,549,820
Credicorp Ltd. (NY Shares)	102,100	4,179,974
HDFC Bank Ltd. sponsored ADR	109,300	8,249,964
HSBC Holdings PLC sponsored ADR	425,317	38,980,303
M&T Bank Corp.	983,400	120,132,144
National Australia Bank Ltd.	524,700	16,711,695
Royal Bank of Scotland Group PLC	1,544,300	60,280,054
Shinhan Financial Group Co. Ltd.	170,180	8,691,991
Standard Chartered PLC (United Kingdom)	637,800	18,637,515
SunTrust Banks, Inc.	216,900	18,317,205
Toronto-Dominion Bank	244,500	14,619,674
U.S. Bancorp, Delaware	1,021,712	36,975,757
Uniao de Bancos Brasileiros SA (Unibanco) GDR	83,800	7,790,048
United Bankshares, Inc., West Virginia	61,300	2,369,245
Wachovia Corp.	307,841	17,531,545
Wells Fargo & Co.	9,865,700	350,824,292
		1,040,139,974
Consumer Finance - 1.2%
American Express Co.	3,359,450	203,817,832
SLM Corp.	1,190,800	58,075,316
		261,893,148
Diversified Financial Services - 2.9%
Bank of America Corp.	4,443,700	237,249,143
CBOT Holdings, Inc. Class A (a)	204,000	30,899,880
Chicago Mercantile Exchange Holdings, Inc. Class A	49,896	25,434,486
Citigroup, Inc.	2,358,548	131,371,124
IntercontinentalExchange, Inc. (a)	186,990	20,176,221
International Securities Exchange, Inc. Class A	115,100	5,385,529
JPMorgan Chase & Co.	2,098,800	101,372,040
Moody's Corp.	797,700	55,089,162
		606,977,585
Insurance - 9.8%
ACE Ltd.	35,700	2,162,349
Admiral Group PLC	2,371,000	51,034,505
Allstate Corp. (d)	3,026,129	197,031,259
American International Group, Inc.	2,413,514	172,952,413
Assurant, Inc.	990,050	54,700,263

	Shares	Value (Note 1)
Axis Capital Holdings Ltd.	684,700	$ 22,848,439
Berkshire Hathaway, Inc. Class A (a)	5,120	563,148,800
Everest Re Group Ltd.	662,280	64,976,291
Genworth Financial, Inc. Class A (non-vtg.)	46,900	1,604,449
Lincoln National Corp.	1,403,004	93,159,466
Loews Corp.	1,870,016	77,549,564
Markel Corp. (a)	23,350	11,210,335
MetLife, Inc.	3,724,150	219,762,092
MetLife, Inc. unit	1,019,484	31,175,821
OneBeacon Insurance Group Ltd.	212,700	5,955,600
PartnerRe Ltd.	122,700	8,715,381
Progressive Corp.	623,139	15,092,427
Prudential Financial, Inc.	2,173,100	186,582,366
Shin Kong Financial Holding Co. Ltd.	2,046,000	2,203,916
The Chubb Corp.	2,626,800	138,983,988
The St. Paul Travelers Companies, Inc.	465,600	24,998,064
W.R. Berkley Corp.	1,564,162	53,979,231
White Mountains Insurance Group Ltd.	45,967	26,634,659
Willis Group Holdings Ltd.	120,800	4,796,968
Zenith National Insurance Corp.	252,600	11,849,466
		2,043,108,112
Real Estate Investment Trusts - 0.5%
CBL & Associates Properties, Inc.	391,742	16,982,016
Cedar Shopping Centers, Inc.	203,500	3,237,685
Douglas Emmett, Inc.	381,700	10,149,403
Equity Office Properties Trust	381,800	18,391,306
Equity Residential (SBI)	346,200	17,569,650
iStar Financial, Inc.	208,000	9,946,560
Public Storage, Inc.	27,600	2,691,000
Vornado Realty Trust	133,100	16,171,650
		95,139,270
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	955,378	31,718,550
Mitsui Fudosan Co. Ltd.	398,000	9,711,802
		41,430,352
TOTAL FINANCIALS		4,428,794,500
HEALTH CARE - 10.6%
Biotechnology - 4.2%
Actelion Ltd. (Reg.) (a)	66,129	14,539,212
Alexion Pharmaceuticals, Inc. (a)	122,979	4,967,122
Alnylam Pharmaceuticals, Inc. (a)	130,300	2,788,420
Amylin Pharmaceuticals, Inc. (a)	513,997	18,539,872
Arena Pharmaceuticals, Inc. (a)(d)	960,220	12,396,440
Biogen Idec, Inc. (a)	206,900	10,177,411
Celgene Corp. (a)	1,231,394	70,842,097
Genentech, Inc. (a)	6,260,450	507,910,309
Genmab AS (a)	277,000	18,635,036
Gilead Sciences, Inc. (a)	2,402,599	156,000,753
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
MannKind Corp. (a)(d)	1,377,436	$ 22,713,920
MannKind Corp. warrants 8/3/10 (a)(e)	86,731	679,129
Medarex, Inc. (a)	2,261,179	33,442,837
Omrix Biopharmaceuticals, Inc. (a)	182,700	5,528,502
Tanox, Inc. (a)	296,123	5,892,848
Vertex Pharmaceuticals, Inc. (a)	86,500	3,236,830
		888,290,738
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	103,600	11,579,372
Becton, Dickinson & Co.	98,600	6,916,790
C.R. Bard, Inc.	486,960	40,403,071
DENTSPLY International, Inc.	1,060,924	31,668,581
Gen-Probe, Inc. (a)	510,200	26,719,174
Immucor, Inc. (a)	164,086	4,796,234
Inverness Medical Innovations, Inc. (a)	134,800	5,216,760
IRIS International, Inc. (a)	71,500	904,475
Kyphon, Inc. (a)	686,878	27,749,871
Mindray Medical International Ltd. sponsored ADR	195,300	4,671,576
Nobel Biocare Holding AG (Switzerland)	71,178	21,036,035
Northstar Neuroscience, Inc.	307,824	4,426,509
NuVasive, Inc. (a)	330,637	7,637,715
ResMed, Inc. (a)	792,300	38,997,006
Sirona Dental Systems, Inc.	315,200	12,138,352
St. Jude Medical, Inc. (a)	258,852	9,463,629
Stryker Corp.	159,000	8,762,490
		263,087,640
Health Care Providers & Services - 0.4%
Healthspring, Inc.	38,084	775,009
HMS Holdings Corp. (a)	225,254	3,412,598
Humana, Inc. (a)	116,500	6,443,615
LHC Group, Inc. (a)	181,065	5,162,163
Nighthawk Radiology Holdings, Inc.	517,395	13,193,573
Patterson Companies, Inc. (a)	1,156,409	41,064,084
UnitedHealth Group, Inc.	78,085	4,195,507
VCA Antech, Inc. (a)	102,925	3,313,156
Visicu, Inc.	28,500	319,200
		77,878,905
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	92,900	2,507,371
Cerner Corp. (a)	46,100	2,097,550
Emdeon Corp. (a)	837,610	10,377,988
IMS Health, Inc.	144,100	3,959,868
Vital Images, Inc. (a)	80,800	2,811,840
		21,754,617
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	403,047	15,843,778

	Shares	Value (Note 1)
Techne Corp. (a)	30,222	$ 1,675,810
Waters Corp. (a)	92,500	4,529,725
		22,049,313
Pharmaceuticals - 4.5%
AstraZeneca PLC sponsored ADR	1,331,100	71,280,405
Johnson & Johnson	2,054,500	135,638,090
Merck & Co., Inc.	4,973,650	216,851,140
New River Pharmaceuticals, Inc. (a)	189,100	10,345,661
Novartis AG sponsored ADR	1,749,000	100,462,560
Roche Holding AG (participation certificate)	1,911,361	342,616,496
Schering-Plough Corp.	2,314,538	54,715,678
Shire PLC	112,000	2,322,997
		934,233,027
TOTAL HEALTH CARE		2,207,294,240
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	1,015,535	93,500,307
Precision Castparts Corp.	124,500	9,745,860
Raytheon Co.	135,600	7,159,680
The Boeing Co.	500,526	44,466,730
United Technologies Corp.	48,100	3,007,212
		157,879,789
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	2,433,043	99,487,128
United Parcel Service, Inc. Class B	42,302	3,171,804
		102,658,932
Airlines - 1.1%
AMR Corp. (a)	206,350	6,237,961
British Airways PLC (a)	1,256,400	12,974,843
Continental Airlines, Inc. Class B (a)	49,800	2,054,250
Copa Holdings SA Class A	137,690	6,410,846
JetBlue Airways Corp. (a)	358,941	5,096,962
Republic Airways Holdings, Inc. (a)	461,376	7,741,889
Ryanair Holdings PLC sponsored ADR (a)(d)	1,938,369	157,977,074
Southwest Airlines Co.	1,125,968	17,249,830
TAM SA (PN) sponsored ADR (ltd. vtg.)	164,100	4,924,641
US Airways Group, Inc. (a)	192,150	10,347,278
		231,015,574
Commercial Services & Supplies - 0.4%
Aramark Corp. Class B	441,250	14,759,813
Brady Corp. Class A	246,241	9,179,864
Equifax, Inc.	185,904	7,547,702
Fuel Tech, Inc. (a)	214,629	5,288,459
Herman Miller, Inc.	271,292	9,864,177
Manpower, Inc.	165,100	12,370,943
Monster Worldwide, Inc. (a)	52,400	2,443,936
Robert Half International, Inc.	469,101	17,413,029
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Stericycle, Inc. (a)	34,200	$ 2,582,100
Teletech Holdings, Inc. (a)	122,400	2,922,912
		84,372,935
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	500,130	40,780,600
Electrical Equipment - 1.0%
ABB Ltd. sponsored ADR	406,800	7,314,264
Cooper Industries Ltd. Class A	1,599,487	144,641,609
Q-Cells AG	916,616	41,228,667
SolarWorld AG	316,200	19,870,489
Suntech Power Holdings Co. Ltd. sponsored ADR	211,600	7,196,516
		220,251,545
Industrial Conglomerates - 0.6%
3M Co.	546,708	42,604,954
General Electric Co.	1,482,680	55,170,523
Hutchison Whampoa Ltd.	2,064,000	20,976,203
		118,751,680
Machinery - 1.8%
AGCO Corp. (a)	69,300	2,144,142
Cummins, Inc.	77,200	9,123,496
Danaher Corp.	2,771,450	200,763,838
Dover Corp.	85,000	4,166,700
IDEX Corp.	601,347	28,509,861
ITT Corp.	114,600	6,511,572
PACCAR, Inc.	1,907,097	123,770,595
Pall Corp.	129,800	4,484,590
TurboChef Technologies, Inc. (a)	62,137	1,057,572
Valmont Industries, Inc.	52,195	2,896,301
		383,428,667
Marine - 0.2%
American Commercial Lines, Inc. (a)	628,301	41,159,999
Road & Rail - 0.4%
Canadian National Railway Co.	1,274,900	54,746,349
Knight Transportation, Inc.	17,310	295,136
Landstar System, Inc.	443,076	16,916,642
Localiza Rent a Car SA	4,000	120,290
Swift Transportation Co., Inc. (a)	226,928	5,961,399
		78,039,816
Trading Companies & Distributors - 0.1%
Mitsui & Co. Ltd.	859,000	12,843,511
TOTAL INDUSTRIALS		1,471,183,048
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	3,934,500	107,529,885
F5 Networks, Inc. (a)	136,138	10,102,801
Nice Systems Ltd. sponsored ADR	219,900	6,768,522

	Shares	Value (Note 1)
Nokia Corp. sponsored ADR	1,405,300	$ 28,555,696
QUALCOMM, Inc.	1,143,597	43,216,531
Research In Motion Ltd. (a)	131,800	16,841,404
Riverbed Technology, Inc.	117,944	3,620,881
TomTom Group BV (a)(d)	196,100	8,470,921
		225,106,641
Computers & Peripherals - 5.1%
Apple Computer, Inc. (a)	4,684,974	397,473,194
EMC Corp. (a)	167,400	2,209,680
Hewlett-Packard Co.	13,075,600	538,583,964
NCR Corp. (a)	301,000	12,870,760
Network Appliance, Inc. (a)	2,286,561	89,816,116
Seagate Technology	166,400	4,409,600
Sun Microsystems, Inc. (a)	5,663,300	30,695,086
		1,076,058,400
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	69,700	2,429,045
Amphenol Corp. Class A	795,277	49,370,796
Daktronics, Inc.	74,500	2,745,325
Dolby Laboratories, Inc. Class A (a)	92,500	2,869,350
FLIR Systems, Inc. (a)	470,700	14,982,381
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,564,335	32,567,374
IPG Photonics Corp.	33,200	796,800
Mettler-Toledo International, Inc. (a)	321,000	25,310,850
Motech Industries, Inc.	691,993	8,537,093
National Instruments Corp.	82,750	2,254,110
Sunpower Corp. Class A (a)	15,000	557,550
Trimble Navigation Ltd. (a)	46,500	2,358,945
		144,779,619
Internet Software & Services - 5.0%
Akamai Technologies, Inc. (a)	2,476,448	131,548,918
Baidu.com, Inc. sponsored ADR (a)(d)	109,275	12,317,478
DealerTrack Holdings, Inc.	279,900	8,234,658
Google, Inc. Class A (sub. vtg.) (a)	1,935,299	891,166,468
WebEx Communications, Inc. (a)	26,609	928,388
		1,044,195,910
IT Services - 1.8%
Alliance Data Systems Corp. (a)	639,700	39,962,059
Cognizant Technology Solutions Corp. Class A (a)	1,221,300	94,235,508
First Data Corp.	500,746	12,779,038
Infosys Technologies Ltd. sponsored ADR	839,500	45,803,120
Isilon Systems, Inc.	117,600	3,245,760
Mastercard, Inc. Class A	679,000	66,874,710
Paychex, Inc.	453,265	17,922,098
SRA International, Inc. Class A (a)	1,209,800	32,350,052
The Western Union Co.	1,136,146	25,472,393
VeriFone Holdings, Inc. (a)	944,800	33,445,920
		372,090,658
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
ASML Holding NV (NY Shares) (a)	966,300	$ 23,799,969
Broadcom Corp. Class A (a)	793,826	25,648,518
Hittite Microwave Corp. (a)	212,093	6,854,846
Intel Corp.	1,287,300	26,067,825
Lam Research Corp. (a)	1,079,441	54,641,303
Marvell Technology Group Ltd. (a)	6,947,916	133,330,508
MathStar, Inc. (a)	85,100	368,483
NVIDIA Corp. (a)	241,000	8,919,410
Renewable Energy Corp. AS (d)	1,577,900	28,850,368
Samsung Electronics Co. Ltd.	190,155	125,338,747
		433,819,977
Software - 2.0%
Activision, Inc. (a)	903,949	15,584,081
Adobe Systems, Inc. (a)	2,405,788	98,926,003
Amdocs Ltd. (a)	200,900	7,784,875
Autonomy Corp. PLC (a)	231,211	2,316,268
BEA Systems, Inc. (a)	981,300	12,344,754
BMC Software, Inc. (a)	921,050	29,657,810
Intuit, Inc. (a)	3,433,862	104,767,130
Nintendo Co. Ltd.	89,100	23,126,333
Opsware, Inc. (a)	1,848,158	16,300,754
Oracle Corp. (a)	3,820,400	65,481,656
Quality Systems, Inc.	6,581	245,274
Salesforce.com, Inc. (a)	293,576	10,700,845
SAP AG sponsored ADR	336,000	17,841,600
The9 Ltd. sponsored ADR (a)(d)	81,318	2,620,066
THQ, Inc. (a)	249,900	8,126,748
		415,824,197
TOTAL INFORMATION TECHNOLOGY		3,711,875,402
MATERIALS - 4.2%
Chemicals - 1.6%
Albemarle Corp.	46,000	3,302,800
Bayer AG	1,397,368	74,563,556
Ecolab, Inc.	1,853,271	83,767,849
Hercules, Inc. (a)	138,400	2,672,504
Lonza Group AG	26,218	2,264,864
Monsanto Co.	996,566	52,349,612
Praxair, Inc.	1,681,328	99,753,190
Rohm & Haas Co.	130,900	6,691,608
Wacker Chemie AG	31,800	4,138,621
		329,504,604
Containers & Packaging - 0.0%
Peak International Ltd. (a)	200,000	584,000
Metals & Mining - 2.6%
Aber Diamond Corp.	50	1,844
Agnico-Eagle Mines Ltd.	355,900	14,678,586
Allegheny Technologies, Inc.	46,281	4,196,761

	Shares	Value (Note 1)
Anglo American PLC ADR	1,893,444	$ 46,218,968
Bema Gold Corp. (a)	6,365,000	33,298,885
BHP Billiton Ltd. sponsored ADR (d)	674,970	26,830,058
Eldorado Gold Corp. (a)	2,600,600	14,073,573
First Quantum Minerals Ltd.	70,700	3,804,824
Freeport-McMoRan Copper & Gold, Inc. Class B	33,300	1,855,809
Gabriel Resources Ltd. (a)	1,732,500	7,518,396
Goldcorp, Inc.	6,416,960	182,217,449
Impala Platinum Holdings Ltd.	94,400	2,479,246
Ivanhoe Mines Ltd. (a)	1,858,000	18,325,043
Lihir Gold Ltd. (a)	7,458,571	18,369,923
Meridian Gold, Inc. (a)	431,700	12,006,888
Mittal Steel Co. NV Class A (NY Shares)	161,300	6,803,634
Newmont Mining Corp.	1,643,851	74,219,873
Nucor Corp.	405,650	22,172,829
Phelps Dodge Corp.	64,600	7,733,912
POSCO sponsored ADR (d)	333,500	27,570,445
Rio Tinto PLC (Reg.)	320,786	17,040,954
Shore Gold, Inc. (a)	154,200	813,319
US Gold Corp. (a)	583,200	2,945,160
US Gold Corp. warrants 2/22/11 (a)(e)	291,600	578,024
		545,754,403
TOTAL MATERIALS		875,843,007
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	6,768,044	241,957,573
BellSouth Corp.	1,961,066	92,385,819
BT Group PLC sponsored ADR	123,200	7,378,448
Cbeyond, Inc. (a)	216,400	6,619,676
Qwest Communications International, Inc. (a)	7,733,206	64,726,934
Telefonica SA sponsored ADR	35,200	2,244,000
Telenor ASA sponsored ADR	341,700	19,282,131
		434,594,581
Wireless Telecommunication Services - 3.4%
America Movil SA de CV Series L sponsored ADR	10,234,300	462,795,046
American Tower Corp. Class A (a)	233,275	8,696,492
Bharti Airtel Ltd. (a)	948,153	13,968,143
China Mobile (Hong Kong) Ltd. sponsored ADR	702,700	30,370,694
Hutchison Telecommunications International Ltd. sponsored ADR (a)(d)	376,000	14,408,320
Leap Wireless International, Inc. (a)	27,423	1,630,846
NII Holdings, Inc. (a)	2,782,212	179,285,741
Rogers Communications, Inc. Class B (non-vtg.)	417,600	12,427,719
		723,583,001
TOTAL TELECOMMUNICATION SERVICES		1,158,177,582
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 1.3%
Electric Utilities - 0.5%
Entergy Corp.	355,500	$ 32,819,760
Exelon Corp.	761,900	47,153,991
FirstEnergy Corp.	480,000	28,944,000
		108,917,751
Gas Utilities - 0.1%
Energen Corp.	24,700	1,159,418
ONEOK, Inc.	133,600	5,760,832
Questar Corp.	25,500	2,117,775
Southern Union Co.	814,277	22,759,042
		31,797,067
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	2,890,600	63,708,824
Constellation Energy Group, Inc.	336,000	23,140,320
International Power PLC	2,986,700	22,330,853
Mirant Corp. (a)	89,000	2,809,730
NRG Energy, Inc.	38,500	2,156,385
TXU Corp.	164,477	8,916,298
		123,062,410
Multi-Utilities - 0.1%
PG&E Corp.	134,251	6,354,100
Sempra Energy	153,000	8,574,120
		14,928,220
TOTAL UTILITIES		278,705,448
TOTAL COMMON STOCKS (Cost $13,750,680,205)		19,082,784,252
Money Market Funds - 9.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	1,769,778,434	$ 1,769,778,434
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	148,653,985	148,653,985
TOTAL MONEY MARKET FUNDS (Cost $1,918,432,419)		1,918,432,419
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,669,112,624)		21,001,216,671
NET OTHER ASSETS - (0.5)%		(110,987,933)
NET ASSETS - 100%		$ 20,890,228,738
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,756,153 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MannKind Corp. warrants 8/3/10	8/3/05	$ 2,168
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
US Gold Corp. warrants 2/22/11	2/8/06	$ 143,408
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,665,381
Fidelity Securities Lending Cash Central Fund	2,957,952
Total	$ 93,623,333
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.4%
Canada	3.7%
United Kingdom	3.0%
Switzerland	2.8%
Mexico	2.2%
Bermuda	2.0%
Ireland	1.9%
Netherlands Antilles	1.1%
Others (individually less than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

VIP Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $144,665,067) - See accompanying schedule: Unaffiliated issuers (cost $13,750,680,205)	$ 19,082,784,252
Fidelity Central Funds (cost $1,918,432,419)	1,918,432,419
Total Investments (cost $15,669,112,624)		$ 21,001,216,671
Cash		26,887
Foreign currency held at value (cost $436)		435
Receivable for investments sold		39,551,180
Receivable for fund shares sold		3,640,118
Dividends receivable		22,863,174
Interest receivable		7,609,669
Prepaid expenses		92,273
Other receivables		1,543,296
Total assets		21,076,543,703

Liabilities
Payable for investments purchased	$ 14,129,204
Payable for fund shares redeemed	9,089,220
Accrued management fee	9,782,554
Distribution fees payable	1,504,199
Other affiliated payables	1,510,311
Other payables and accrued expenses	1,645,492
Collateral on securities loaned, at value	148,653,985
Total liabilities		186,314,965

Net Assets		$ 20,890,228,738
Net Assets consist of:
Paid in capital		$ 15,312,443,553
Undistributed net investment income		567,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		245,158,378
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,332,059,586
Net Assets		$ 20,890,228,738

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($11,595,587,938 ÷ 368,459,440 shares)	$ 31.47

Service Class: Net Asset Value, offering price and redemption price per share ($2,766,342,895 ÷ 88,154,285 shares)	$ 31.38

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,185,595,236 ÷ 198,829,611 shares)	$ 31.11

Service Class 2R: Net Asset Value, offering price and redemption price per share ($26,707,243 ÷ 860,972 shares)	$ 31.02

Investor Class: Net Asset Value, offering price and redemption price per share ($315,995,426 ÷ 10,060,742 shares)	$ 31.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Contrafund Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 189,945,909
Interest		556,837
Income from Fidelity Central Funds (including $2,957,952 from security lending income)		93,623,333
Total income		284,126,079

Expenses
Management fee	$ 106,556,930
Transfer agent fees	12,909,416
Distribution fees	14,140,653
Accounting and security lending fees	1,805,625
Custodian fees and expenses	1,464,621
Independent trustees' compensation	68,835
Appreciation in deferred trustee compensation account	7,546
Registration fees	85,937
Audit	147,786
Legal	336,758
Interest	17,744
Miscellaneous	1,885,730
Total expenses before reductions	139,427,581
Expense reductions	(1,791,798)	137,635,783
Net investment income (loss)		146,490,296
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $78,539)	1,752,017,692
Foreign currency transactions	(310,435)
Total net realized gain (loss)		1,751,707,257
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,892)	204,057,643
Assets and liabilities in foreign currencies	47,631
Total change in net unrealized appreciation (depreciation)		204,105,274
Net gain (loss)		1,955,812,531
Net increase (decrease) in net assets resulting from operations		$ 2,102,302,827

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 146,490,296	$ 85,893,455
Net realized gain (loss)	1,751,707,257	864,233,097
Change in net unrealized appreciation (depreciation)	204,105,274	1,358,561,074
Net increase (decrease) in net assets resulting from operations	2,102,302,827	2,308,687,626
Distributions to shareholders from net investment income	(229,158,054)	(34,307,236)
Distributions to shareholders from net realized gain	(1,647,656,034)	(2,452,648)
Total distributions	(1,876,814,088)	(36,759,884)
Share transactions - net increase (decrease)	3,705,781,627	1,801,725,122
Redemption fees	9,940	5,695
Total increase (decrease) in net assets	3,931,280,306	4,073,658,559

Net Assets
Beginning of period	16,958,948,432	12,885,289,873
End of period (including undistributed net investment income of $567,221 and undistributed net investment income of $84,552,685, respectively)	$ 20,890,228,738	$ 16,958,948,432

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 31.03	$ 26.62	$ 23.13	$ 18.10	$ 20.13
Income from Investment Operations
Net investment income (loss) C	.27	.18	.08	.07	.10
Net realized and unrealized gain (loss)	3.30	4.32	3.49	5.05	(1.97)
Total from investment operations	3.57	4.50	3.57	5.12	(1.87)
Distributions from net investment income	(.42)	(.08)	(.08)	(.09)	(.16)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.13)	(.09) H	(.08)	(.09)	(.16)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.47	$ 31.03	$ 26.62	$ 23.13	$ 18.10
Total Return A, B	11.72%	16.94%	15.48%	28.46%	(9.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.66%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.68%	.67%	.68%
Expenses net of all reductions	.65%	.64%	.66%	.65%	.64%
Net investment income (loss)	.85%	.66%	.35%	.34%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,595,588	$ 11,099,527	$ 9,127,616	$ 7,665,424	$ 5,956,028
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.93	$ 26.53	$ 23.06	$ 18.04	$ 20.06
Income from Investment Operations
Net investment income (loss) C	.24	.16	.06	.05	.08
Net realized and unrealized gain (loss)	3.28	4.30	3.47	5.04	(1.96)
Total from investment operations	3.52	4.46	3.53	5.09	(1.88)
Distributions from net investment income	(.36)	(.06)	(.06)	(.07)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.07)	(.06) H	(.06)	(.07)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.38	$ 30.93	$ 26.53	$ 23.06	$ 18.04
Total Return A, B	11.59%	16.85%	15.34%	28.35%	(9.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.76%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.77%	.78%
Expenses net of all reductions	.75%	.74%	.76%	.75%	.74%
Net investment income (loss)	.75%	.56%	.25%	.24%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,766,343	$ 2,503,244	$ 2,111,969	$ 1,695,467	$ 1,183,683
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 26.35	$ 22.93	$ 17.95	$ 20.00
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.05
Net realized and unrealized gain (loss)	3.26	4.27	3.45	5.02	(1.96)
Total from investment operations	3.45	4.38	3.47	5.04	(1.91)
Distributions from net investment income	(.32)	(.04)	(.05)	(.06)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.04) H	(.05)	(.06)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.11	$ 30.69	$ 26.35	$ 22.93	$ 17.95
Total Return A, B	11.43%	16.65%	15.16%	28.20%	(9.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.93%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.90%
Net investment income (loss)	.60%	.40%	.10%	.09%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,185,595	$ 3,247,909	$ 1,638,617	$ 910,341	$ 439,157
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.61	$ 26.29	$ 22.90	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.03
Net realized and unrealized gain (loss)	3.25	4.27	3.44	5.01	(2.57)
Total from investment operations	3.44	4.38	3.46	5.03	(2.54)
Distributions from net investment income	(.32)	(.05)	(.07)	(.08)	-
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.06) H	(.07)	(.08)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.02	$ 30.61	$ 26.29	$ 22.90	$ 17.95
Total Return A, B	11.43%	16.67%	15.15%	28.18%	(12.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.96%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.92%
Net investment income (loss)	.60%	.39%	.10%	.08%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,707	$ 19,596	$ 7,088	$ 2,705	$ 810
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.23	.06
Net realized and unrealized gain (loss)	3.30	2.60
Total from investment operations	3.53	2.66
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(2.71)	-
Total distributions	(3.12)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 31.41	$ 31.00
Total Return B, C, D	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.83% A
Expenses net of fee waivers, if any	.78%	.83% A
Expenses net of all reductions	.78%	.81% A
Net investment income (loss)	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,995	$ 88,673
Portfolio turnover rate G	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by FMR and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships, market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,396,178,847
Unrealized depreciation	(89,317,251)
Net unrealized appreciation (depreciation)	5,306,861,596
Undistributed ordinary income	740,483
Undistributed long-term capital gain	270,356,549

Cost for federal income tax purposes	$ 15,694,355,075

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 235,296,251	$ 36,759,884
Long-term Capital Gains	1,641,517,837	-
Total	$ 1,876,814,088	$ 36,759,884

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VIP Contrafund Portfolio

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $14,430,394,197 and $12,832,485,995, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,656,087
Service Class 2	11,425,183
Service Class 2R	59,383
$ 14,140,653

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,587,705
Service Class	1,772,867
Service Class 2	3,129,353
Service Class 2R	15,961
Investor Class	403,530
$ 12,909,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $63,602 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $49,189 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

27. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $120,240,000. The weighted average interest rate was 5.31%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,469,789 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44,340.

VIP Contrafund Portfolio

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

30. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 146,412,812	$ 27,596,709
Service Class	29,683,368	4,430,034
Service Class 2	49,971,081	2,265,082
Service Class 2R	245,916	15,411
Investor Class	2,844,877	-
Total	$ 229,158,054	$ 34,307,236
From net realized gain
Initial Class	$ 927,845,241	$ 1,724,794
Service Class	220,821,983	402,730
Service Class 2	473,395,695	323,583
Service Class 2R	2,188,301	1,541
Investor Class	23,404,814	-
Total	$ 1,647,656,034	$ 2,452,648

Annual Report

Notes to Financial Statements - continued

31. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	23,200,996	40,419,583	$ 746,513,275	$ 1,135,988,432
Reinvestment of distributions	34,412,463	1,094,903	1,074,258,053	29,321,503
Shares redeemed	(46,859,093)	(26,717,231)	(1,506,940,332)	(748,214,024)
Net increase (decrease)	10,754,366	14,797,255	$ 313,830,996	$ 417,095,911
Service Class
Shares sold	9,488,905	13,881,593	$ 303,267,019	$ 390,402,116
Reinvestment of distributions	8,047,385	180,935	250,505,351	4,832,764
Shares redeemed	(10,323,424)	(12,721,990)	(329,969,678)	(341,955,975)
Net increase (decrease)	7,212,866	1,340,538	$ 223,802,692	$ 53,278,905
Service Class 2
Shares sold	88,990,838	49,771,629	$ 2,818,476,660	$ 1,404,920,897
Reinvestment of distributions	16,948,766	97,538	523,366,776	2,588,665
Shares redeemed	(12,941,192)	(6,228,028)	(410,406,086)	(172,711,539)
Net increase (decrease)	92,998,412	43,641,139	$ 2,931,437,350	$ 1,234,798,023
Service Class 2R
Shares sold	392,552	476,311	$ 12,396,986	$ 13,422,433
Reinvestment of distributions	79,071	640	2,434,217	16,952
Shares redeemed	(250,898)	(106,287)	(7,851,502)	(2,956,035)
Net increase (decrease)	220,725	370,664	$ 6,979,701	$ 10,483,350
Investor Class
Shares sold	6,562,505	2,862,608	$ 210,043,156	$ 86,146,173
Reinvestment of distributions	842,134	-	26,249,690	-
Shares redeemed	(203,925)	(2,580)	(6,561,958)	(77,240)
Net increase (decrease)	7,200,714	2,860,028	$ 229,730,888	$ 86,068,933

A Share transactions for Investor Class shares are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Contrafund Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Contrafund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

William Danoff (46)

Year of Election or Appointment: 1995
Vice President of VIP Contrafund. Mr. Danoff serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff worked as a research analyst and portfolio manager. Mr. Danoff also serves as Senior Vice President of FMR (1997) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Contrafund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP II Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$0.01	$0.40
Service Class	02/09/07	02/09/07	$0.01	$0.40
Service Class 2	02/09/07	02/09/07	$0.01	$0.40
Investor Class	02/09/07	02/09/07	$0.01	$0.40

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $1,751,556,445, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 78% and 74%; Service Class designates 92% and 84%; Service Class 2 designates 100% and 94%; and Investor Class designates 73% and 80% of the dividends distributed in February 2006 and December 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Contrafund Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Contrafund Portfolio

Annual Report

VIP Contrafund Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0207
1.540131.109

Fidelity® Variable Insurance Products:

Contrafund® Portfolio - Service Class 2R

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

VIP Contrafund Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Service Class 2RA	11.43%	11.64%	10.97%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2R returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Contrafund Portfolio

Management's Discussion of Fund Performance

Comments from William Danoff, Portfolio Manager of VIP Contrafund Portfolio

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

VIP Contrafund trailed the S&P 500® Index for the 12 months ending December 31, 2006. (For specific portfolio performance results, please refer to the performance section of this report.) The fund's growth bias was partially responsible for the shortfall versus the index, as value stocks outperformed growth stocks for the seventh consecutive year, with the remainder coming mostly from unfavorable stock and sector selection. Several of the fund's health care and energy picks performed poorly, among them biotechnology giant Genentech, health services provider Aetna, which the fund ultimately sold, and Canadian natural gas producer EnCana. Underweighting integrated oil firm Exxon Mobil detracted as well. Underweighting robust segments of the financial services sector, such as securities brokers, together with an overweighting in lackluster parts of the information technology sector, such as semiconductors, also hurt. Chip maker Marvell Technology was another laggard, and a nearly 10% average weighting in cash hurt as well. Good stock selection in the materials and telecommunication services sectors was beneficial to overall performance, with notable contributions from such stocks as America Movil, the consumer-oriented Latin American wireless provider, and Glamis Gold, a strong-producing mining company that was acquired during the period. Akamai Technologies, a software/services provider that helps improve the efficiency of the Internet, also contributed. Steering mostly clear of chip maker Intel, whose share price declined, helped as well.

Note to shareholders: Effective November 9, 2006, Jason Weiner no longer serves as Associate Portfolio Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Contrafund Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,073.70	$ 3.50
HypotheticalA	$ 1,000.00	$ 1,021.83	$ 3.41
Service Class
Actual	$ 1,000.00	$ 1,072.90	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2
Actual	$ 1,000.00	$ 1,072.40	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Service Class 2R
Actual	$ 1,000.00	$ 1,072.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class
Actual	$ 1,000.00	$ 1,073.20	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.67%
Service Class	.77%
Service Class 2.92%
Service Class 2R	.92%
Investor Class	.79%

Annual Report

VIP Contrafund Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	4.3	3.7
Berkshire Hathaway, Inc. Class A	2.7	2.3
Hewlett-Packard Co.	2.6	1.5
Genentech, Inc.	2.4	2.4
America Movil SA de CV Series L sponsored ADR	2.2	1.5
Procter & Gamble Co.	2.2	1.6
Apple Computer, Inc.	1.9	1.1
The Walt Disney Co.	1.7	1.1
Wells Fargo & Co.	1.7	1.6
Roche Holding AG (participation certificate)	1.6	1.4
	23.3
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	18.0
Information Technology	17.8	17.1
Health Care	10.6	9.9
Consumer Discretionary	9.8	8.1
Consumer Staples	7.3	6.3
Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Stocks 91.3%		Stocks 90.3%
	Short-Term Investments and Net Other Assets 8.7%		Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	23.6%	** Foreign investments	26.6%

Annual Report

VIP Contrafund Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.8%
Auto Components - 0.0%
Johnson Controls, Inc.	50,800	$ 4,364,736
Automobiles - 0.7%
Honda Motor Co. Ltd.	253,300	10,015,482
Nissan Motor Co. Ltd.	178,500	2,148,597
Renault SA	96,200	11,557,295
Toyota Motor Corp.	1,931,600	129,716,598
		153,437,972
Distributors - 0.1%
Li & Fung Ltd.	6,246,000	19,432,678
Hotels, Restaurants & Leisure - 1.9%
Ambassadors Group, Inc.	556,599	16,892,780
Aristocrat Leisure Ltd. (d)	1,192,603	14,968,909
California Pizza Kitchen, Inc. (a)	231,894	7,724,389
Carrols Restaurant Group, Inc.	150,700	2,136,926
Chipotle Mexican Grill, Inc.:
Class A (d)	559,350	31,882,950
Class B (a)	44,082	2,292,264
International Game Technology	115,200	5,322,240
Las Vegas Sands Corp. (a)	831,680	74,418,726
Marriott International, Inc. Class A	426,300	20,343,036
McDonald's Corp.	788,754	34,965,465
MGM Mirage, Inc. (a)	130,500	7,484,175
Panera Bread Co. Class A (a)(d)	811,936	45,395,342
Starbucks Corp. (a)	1,788,393	63,344,880
Tim Hortons, Inc.	2,393,408	69,313,096
William Hill PLC	528,412	6,540,703
Wynn Resorts Ltd.	51,920	4,872,692
		407,898,573
Household Durables - 0.6%
Cyrela Brazil Realty SA	30,400	289,558
Gafisa SA (a)	87,100	1,267,057
Garmin Ltd. (d)	1,379,866	76,803,342
Koninklijke Philips Electronics NV (NY Shares)	347,700	13,066,566
Matsushita Electric Industrial Co. Ltd.	2,900	58,261
Sharp Corp.	657,000	11,313,314
Snap-On, Inc.	283,100	13,486,884
		116,284,982
Internet & Catalog Retail - 0.3%
Gmarket, Inc. sponsored ADR (d)	245,900	5,891,764
Liberty Media Holding Corp. - Interactive Series A (a)	1,090,774	23,527,995
Priceline.com, Inc. (a)	262,000	11,425,820
VistaPrint Ltd. (a)	452,200	14,972,342
		55,817,921
Media - 3.2%
Comcast Corp. Class A (special)	675,500	28,289,940
EchoStar Communications Corp. Class A (a)	999,306	38,003,607

	Shares	Value (Note 1)
Focus Media Holding Ltd. ADR (a)	124,500	$ 8,265,555
Grupo Televisa SA de CV (CPO) sponsored ADR	93,000	2,511,930
Liberty Media Holding Corp. - Capital Series A (a)	75,652	7,412,383
Live Nation, Inc. (a)	258,377	5,787,645
McGraw-Hill Companies, Inc.	891,434	60,635,341
News Corp. Class B	4,067,500	90,542,550
Omnicom Group, Inc.	220,077	23,006,850
Reuters Group PLC	864,400	7,537,952
The Walt Disney Co.	10,448,243	358,061,288
The Weinstein Co. II Holdings, LLC Class A-1 (a)(e)	11,499	11,499,000
Thomson Corp.	150,400	6,240,439
Time Warner, Inc.	762,000	16,596,360
		664,390,840
Multiline Retail - 0.8%
Federated Department Stores, Inc.	182,350	6,953,006
JCPenney Co., Inc.	107,350	8,304,596
Kohl's Corp. (a)	171,400	11,728,902
Marks & Spencer Group PLC	7,280,753	102,242,183
Nordstrom, Inc.	97,700	4,820,518
Saks, Inc.	378,200	6,739,524
Sears Holdings Corp. (a)	65,100	10,932,243
Target Corp.	118,200	6,743,310
		158,464,282
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	701,170	21,883,516
AutoZone, Inc. (a)	121,000	13,982,760
CarMax, Inc. (a)	335,300	17,982,139
Circuit City Stores, Inc.	1,967,072	37,335,027
Dick's Sporting Goods, Inc. (a)	134,400	6,584,256
Genesco, Inc.	154,926	5,778,740
Hennes & Mauritz AB (H&M) (B Shares)	58,722	2,967,967
Inditex SA	273,000	14,708,520
J. Crew Group, Inc.	970,423	37,409,807
Limited Brands, Inc.	1,112,700	32,201,538
Office Depot, Inc. (a)	1,421,380	54,254,075
Sherwin-Williams Co.	226,700	14,413,586
Staples, Inc.	1,113,375	29,727,113
TJX Companies, Inc.	3,027,800	86,352,856
		375,581,900
Textiles, Apparel & Luxury Goods - 0.4%
Burberry Group PLC	925,511	11,700,717
Coach, Inc. (a)	366,100	15,727,656
Crocs, Inc. (d)	179,197	7,741,310
Delta Woodside Industries, Inc. (a)	22,175	399
NIKE, Inc. Class B	198,100	19,617,843
Phillips-Van Heusen Corp.	168,100	8,433,577
Polo Ralph Lauren Corp. Class A	153,900	11,951,874
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)	173,500	$ 8,753,075
VF Corp.	123,000	10,095,840
		94,022,291
TOTAL CONSUMER DISCRETIONARY		2,049,696,175
CONSUMER STAPLES - 7.3%
Beverages - 2.7%
Anheuser-Busch Companies, Inc.	400,100	19,684,920
Boston Beer Co., Inc. Class A (a)	35,600	1,280,888
C&C Group PLC	804,200	14,279,930
Diageo PLC sponsored ADR	1,326,100	105,172,991
Grupo Modelo SA de CV Series C	409,500	2,273,884
InBev SA	65,817	4,339,367
PepsiCo, Inc.	3,808,162	238,200,533
The Coca-Cola Co.	3,650,509	176,137,059
		561,369,572
Food & Staples Retailing - 0.5%
Koninklijke Ahold NV sponsored ADR (a)	1,124,200	11,894,036
Kroger Co.	485,910	11,209,944
Safeway, Inc.	481,203	16,630,376
Susser Holdings Corp.	282,453	5,084,154
Tesco PLC	6,654,321	52,717,758
Walgreen Co.	297,500	13,652,275
		111,188,543
Food Products - 1.1%
Bunge Ltd.	40,600	2,943,906
Campbell Soup Co.	293,400	11,410,326
General Mills, Inc.	210,500	12,124,800
Groupe Danone	499,803	75,749,623
Kellogg Co.	805,566	40,326,634
Nestle SA (Reg.)	123,840	43,990,910
Ralcorp Holdings, Inc. (a)	108,000	5,496,120
TreeHouse Foods, Inc. (a)	734,118	22,904,482
Wm. Wrigley Jr. Co.	328,850	17,008,122
		231,954,923
Household Products - 2.8%
Colgate-Palmolive Co.	1,881,323	122,737,513
Procter & Gamble Co.	7,041,011	452,525,777
		575,263,290
Personal Products - 0.2%
Avon Products, Inc.	348,946	11,529,176
Bare Escentuals, Inc.	274,802	8,538,098
Herbalife Ltd. (a)	374,250	15,029,880
		35,097,154
TOTAL CONSUMER STAPLES		1,514,873,482

	Shares	Value (Note 1)
ENERGY - 6.6%
Energy Equipment & Services - 1.2%
Schlumberger Ltd. (NY Shares)	3,569,153	$ 225,427,703
Smith International, Inc.	707,850	29,071,400
		254,499,103
Oil, Gas & Consumable Fuels - 5.4%
BG Group PLC sponsored ADR	94,600	6,474,424
Canadian Oil Sands Trust unit	1,356,200	37,929,401
Chesapeake Energy Corp.	130,700	3,796,835
Chevron Corp.	85,000	6,250,050
China Coal Energy Co. Ltd. (H Shares)	1,727,000	1,121,241
China Petroleum & Chemical Corp. sponsored ADR (d)	131,640	12,195,130
ConocoPhillips	67,200	4,835,040
EnCana Corp.	5,667,284	260,811,715
EOG Resources, Inc.	291,200	18,185,440
Exxon Mobil Corp.	3,947,300	302,481,599
Imperial Oil Ltd.	688,000	25,330,909
Murphy Oil Corp.	1,114,500	56,672,325
Newfield Exploration Co. (a)	89,800	4,126,310
Noble Energy, Inc.	1,184,724	58,134,407
Occidental Petroleum Corp.	200,487	9,789,780
PetroChina Co. Ltd. sponsored ADR	880,300	123,928,634
Petroleo Brasileiro SA Petrobras sponsored ADR	21,300	2,193,687
Petroplus Holdings AG	671,356	40,756,671
Repsol YPF SA sponsored ADR	59,300	2,045,850
Sibir Energy PLC (a)	280,965	2,366,221
Valero Energy Corp.	2,544,079	130,155,082
W&T Offshore, Inc.	125,200	3,846,144
XTO Energy, Inc.	391,400	18,415,370
		1,131,842,265
TOTAL ENERGY		1,386,341,368
FINANCIALS - 21.2%
Capital Markets - 1.6%
Bank of New York Co., Inc.	127,700	5,027,549
Charles Schwab Corp.	3,504,388	67,774,864
Franklin Resources, Inc.	137,405	15,137,909
Goldman Sachs Group, Inc.	760,200	151,545,870
Lazard Ltd. Class A	163,902	7,759,121
Lehman Brothers Holdings, Inc.	154,630	12,079,696
Mellon Financial Corp.	846,482	35,679,216
Morgan Stanley	249,800	20,341,214
SEI Investments Co.	363,300	21,638,148
State Street Corp.	46,300	3,122,472
		340,106,059
Commercial Banks - 5.0%
Allied Irish Banks PLC	2,699,300	82,031,727
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Anglo Irish Bank Corp. PLC	3,246,282	$ 67,328,999
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,161,400	27,943,284
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	427,000	15,436,050
Banco Santander Central Hispano SA sponsored ADR	2,207,800	41,197,548
Bank of Ireland	2,287,387	52,846,646
BOK Financial Corp.	100,300	5,514,494
Compass Bancshares, Inc.	394,800	23,549,820
Credicorp Ltd. (NY Shares)	102,100	4,179,974
HDFC Bank Ltd. sponsored ADR	109,300	8,249,964
HSBC Holdings PLC sponsored ADR	425,317	38,980,303
M&T Bank Corp.	983,400	120,132,144
National Australia Bank Ltd.	524,700	16,711,695
Royal Bank of Scotland Group PLC	1,544,300	60,280,054
Shinhan Financial Group Co. Ltd.	170,180	8,691,991
Standard Chartered PLC (United Kingdom)	637,800	18,637,515
SunTrust Banks, Inc.	216,900	18,317,205
Toronto-Dominion Bank	244,500	14,619,674
U.S. Bancorp, Delaware	1,021,712	36,975,757
Uniao de Bancos Brasileiros SA (Unibanco) GDR	83,800	7,790,048
United Bankshares, Inc., West Virginia	61,300	2,369,245
Wachovia Corp.	307,841	17,531,545
Wells Fargo & Co.	9,865,700	350,824,292
		1,040,139,974
Consumer Finance - 1.2%
American Express Co.	3,359,450	203,817,832
SLM Corp.	1,190,800	58,075,316
		261,893,148
Diversified Financial Services - 2.9%
Bank of America Corp.	4,443,700	237,249,143
CBOT Holdings, Inc. Class A (a)	204,000	30,899,880
Chicago Mercantile Exchange Holdings, Inc. Class A	49,896	25,434,486
Citigroup, Inc.	2,358,548	131,371,124
IntercontinentalExchange, Inc. (a)	186,990	20,176,221
International Securities Exchange, Inc. Class A	115,100	5,385,529
JPMorgan Chase & Co.	2,098,800	101,372,040
Moody's Corp.	797,700	55,089,162
		606,977,585
Insurance - 9.8%
ACE Ltd.	35,700	2,162,349
Admiral Group PLC	2,371,000	51,034,505
Allstate Corp. (d)	3,026,129	197,031,259
American International Group, Inc.	2,413,514	172,952,413
Assurant, Inc.	990,050	54,700,263

	Shares	Value (Note 1)
Axis Capital Holdings Ltd.	684,700	$ 22,848,439
Berkshire Hathaway, Inc. Class A (a)	5,120	563,148,800
Everest Re Group Ltd.	662,280	64,976,291
Genworth Financial, Inc. Class A (non-vtg.)	46,900	1,604,449
Lincoln National Corp.	1,403,004	93,159,466
Loews Corp.	1,870,016	77,549,564
Markel Corp. (a)	23,350	11,210,335
MetLife, Inc.	3,724,150	219,762,092
MetLife, Inc. unit	1,019,484	31,175,821
OneBeacon Insurance Group Ltd.	212,700	5,955,600
PartnerRe Ltd.	122,700	8,715,381
Progressive Corp.	623,139	15,092,427
Prudential Financial, Inc.	2,173,100	186,582,366
Shin Kong Financial Holding Co. Ltd.	2,046,000	2,203,916
The Chubb Corp.	2,626,800	138,983,988
The St. Paul Travelers Companies, Inc.	465,600	24,998,064
W.R. Berkley Corp.	1,564,162	53,979,231
White Mountains Insurance Group Ltd.	45,967	26,634,659
Willis Group Holdings Ltd.	120,800	4,796,968
Zenith National Insurance Corp.	252,600	11,849,466
		2,043,108,112
Real Estate Investment Trusts - 0.5%
CBL & Associates Properties, Inc.	391,742	16,982,016
Cedar Shopping Centers, Inc.	203,500	3,237,685
Douglas Emmett, Inc.	381,700	10,149,403
Equity Office Properties Trust	381,800	18,391,306
Equity Residential (SBI)	346,200	17,569,650
iStar Financial, Inc.	208,000	9,946,560
Public Storage, Inc.	27,600	2,691,000
Vornado Realty Trust	133,100	16,171,650
		95,139,270
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	955,378	31,718,550
Mitsui Fudosan Co. Ltd.	398,000	9,711,802
		41,430,352
TOTAL FINANCIALS		4,428,794,500
HEALTH CARE - 10.6%
Biotechnology - 4.2%
Actelion Ltd. (Reg.) (a)	66,129	14,539,212
Alexion Pharmaceuticals, Inc. (a)	122,979	4,967,122
Alnylam Pharmaceuticals, Inc. (a)	130,300	2,788,420
Amylin Pharmaceuticals, Inc. (a)	513,997	18,539,872
Arena Pharmaceuticals, Inc. (a)(d)	960,220	12,396,440
Biogen Idec, Inc. (a)	206,900	10,177,411
Celgene Corp. (a)	1,231,394	70,842,097
Genentech, Inc. (a)	6,260,450	507,910,309
Genmab AS (a)	277,000	18,635,036
Gilead Sciences, Inc. (a)	2,402,599	156,000,753
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
MannKind Corp. (a)(d)	1,377,436	$ 22,713,920
MannKind Corp. warrants 8/3/10 (a)(e)	86,731	679,129
Medarex, Inc. (a)	2,261,179	33,442,837
Omrix Biopharmaceuticals, Inc. (a)	182,700	5,528,502
Tanox, Inc. (a)	296,123	5,892,848
Vertex Pharmaceuticals, Inc. (a)	86,500	3,236,830
		888,290,738
Health Care Equipment & Supplies - 1.3%
Alcon, Inc.	103,600	11,579,372
Becton, Dickinson & Co.	98,600	6,916,790
C.R. Bard, Inc.	486,960	40,403,071
DENTSPLY International, Inc.	1,060,924	31,668,581
Gen-Probe, Inc. (a)	510,200	26,719,174
Immucor, Inc. (a)	164,086	4,796,234
Inverness Medical Innovations, Inc. (a)	134,800	5,216,760
IRIS International, Inc. (a)	71,500	904,475
Kyphon, Inc. (a)	686,878	27,749,871
Mindray Medical International Ltd. sponsored ADR	195,300	4,671,576
Nobel Biocare Holding AG (Switzerland)	71,178	21,036,035
Northstar Neuroscience, Inc.	307,824	4,426,509
NuVasive, Inc. (a)	330,637	7,637,715
ResMed, Inc. (a)	792,300	38,997,006
Sirona Dental Systems, Inc.	315,200	12,138,352
St. Jude Medical, Inc. (a)	258,852	9,463,629
Stryker Corp.	159,000	8,762,490
		263,087,640
Health Care Providers & Services - 0.4%
Healthspring, Inc.	38,084	775,009
HMS Holdings Corp. (a)	225,254	3,412,598
Humana, Inc. (a)	116,500	6,443,615
LHC Group, Inc. (a)	181,065	5,162,163
Nighthawk Radiology Holdings, Inc.	517,395	13,193,573
Patterson Companies, Inc. (a)	1,156,409	41,064,084
UnitedHealth Group, Inc.	78,085	4,195,507
VCA Antech, Inc. (a)	102,925	3,313,156
Visicu, Inc.	28,500	319,200
		77,878,905
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	92,900	2,507,371
Cerner Corp. (a)	46,100	2,097,550
Emdeon Corp. (a)	837,610	10,377,988
IMS Health, Inc.	144,100	3,959,868
Vital Images, Inc. (a)	80,800	2,811,840
		21,754,617
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	403,047	15,843,778

	Shares	Value (Note 1)
Techne Corp. (a)	30,222	$ 1,675,810
Waters Corp. (a)	92,500	4,529,725
		22,049,313
Pharmaceuticals - 4.5%
AstraZeneca PLC sponsored ADR	1,331,100	71,280,405
Johnson & Johnson	2,054,500	135,638,090
Merck & Co., Inc.	4,973,650	216,851,140
New River Pharmaceuticals, Inc. (a)	189,100	10,345,661
Novartis AG sponsored ADR	1,749,000	100,462,560
Roche Holding AG (participation certificate)	1,911,361	342,616,496
Schering-Plough Corp.	2,314,538	54,715,678
Shire PLC	112,000	2,322,997
		934,233,027
TOTAL HEALTH CARE		2,207,294,240
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	1,015,535	93,500,307
Precision Castparts Corp.	124,500	9,745,860
Raytheon Co.	135,600	7,159,680
The Boeing Co.	500,526	44,466,730
United Technologies Corp.	48,100	3,007,212
		157,879,789
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	2,433,043	99,487,128
United Parcel Service, Inc. Class B	42,302	3,171,804
		102,658,932
Airlines - 1.1%
AMR Corp. (a)	206,350	6,237,961
British Airways PLC (a)	1,256,400	12,974,843
Continental Airlines, Inc. Class B (a)	49,800	2,054,250
Copa Holdings SA Class A	137,690	6,410,846
JetBlue Airways Corp. (a)	358,941	5,096,962
Republic Airways Holdings, Inc. (a)	461,376	7,741,889
Ryanair Holdings PLC sponsored ADR (a)(d)	1,938,369	157,977,074
Southwest Airlines Co.	1,125,968	17,249,830
TAM SA (PN) sponsored ADR (ltd. vtg.)	164,100	4,924,641
US Airways Group, Inc. (a)	192,150	10,347,278
		231,015,574
Commercial Services & Supplies - 0.4%
Aramark Corp. Class B	441,250	14,759,813
Brady Corp. Class A	246,241	9,179,864
Equifax, Inc.	185,904	7,547,702
Fuel Tech, Inc. (a)	214,629	5,288,459
Herman Miller, Inc.	271,292	9,864,177
Manpower, Inc.	165,100	12,370,943
Monster Worldwide, Inc. (a)	52,400	2,443,936
Robert Half International, Inc.	469,101	17,413,029
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Stericycle, Inc. (a)	34,200	$ 2,582,100
Teletech Holdings, Inc. (a)	122,400	2,922,912
		84,372,935
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	500,130	40,780,600
Electrical Equipment - 1.0%
ABB Ltd. sponsored ADR	406,800	7,314,264
Cooper Industries Ltd. Class A	1,599,487	144,641,609
Q-Cells AG	916,616	41,228,667
SolarWorld AG	316,200	19,870,489
Suntech Power Holdings Co. Ltd. sponsored ADR	211,600	7,196,516
		220,251,545
Industrial Conglomerates - 0.6%
3M Co.	546,708	42,604,954
General Electric Co.	1,482,680	55,170,523
Hutchison Whampoa Ltd.	2,064,000	20,976,203
		118,751,680
Machinery - 1.8%
AGCO Corp. (a)	69,300	2,144,142
Cummins, Inc.	77,200	9,123,496
Danaher Corp.	2,771,450	200,763,838
Dover Corp.	85,000	4,166,700
IDEX Corp.	601,347	28,509,861
ITT Corp.	114,600	6,511,572
PACCAR, Inc.	1,907,097	123,770,595
Pall Corp.	129,800	4,484,590
TurboChef Technologies, Inc. (a)	62,137	1,057,572
Valmont Industries, Inc.	52,195	2,896,301
		383,428,667
Marine - 0.2%
American Commercial Lines, Inc. (a)	628,301	41,159,999
Road & Rail - 0.4%
Canadian National Railway Co.	1,274,900	54,746,349
Knight Transportation, Inc.	17,310	295,136
Landstar System, Inc.	443,076	16,916,642
Localiza Rent a Car SA	4,000	120,290
Swift Transportation Co., Inc. (a)	226,928	5,961,399
		78,039,816
Trading Companies & Distributors - 0.1%
Mitsui & Co. Ltd.	859,000	12,843,511
TOTAL INDUSTRIALS		1,471,183,048
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	3,934,500	107,529,885
F5 Networks, Inc. (a)	136,138	10,102,801
Nice Systems Ltd. sponsored ADR	219,900	6,768,522

	Shares	Value (Note 1)
Nokia Corp. sponsored ADR	1,405,300	$ 28,555,696
QUALCOMM, Inc.	1,143,597	43,216,531
Research In Motion Ltd. (a)	131,800	16,841,404
Riverbed Technology, Inc.	117,944	3,620,881
TomTom Group BV (a)(d)	196,100	8,470,921
		225,106,641
Computers & Peripherals - 5.1%
Apple Computer, Inc. (a)	4,684,974	397,473,194
EMC Corp. (a)	167,400	2,209,680
Hewlett-Packard Co.	13,075,600	538,583,964
NCR Corp. (a)	301,000	12,870,760
Network Appliance, Inc. (a)	2,286,561	89,816,116
Seagate Technology	166,400	4,409,600
Sun Microsystems, Inc. (a)	5,663,300	30,695,086
		1,076,058,400
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	69,700	2,429,045
Amphenol Corp. Class A	795,277	49,370,796
Daktronics, Inc.	74,500	2,745,325
Dolby Laboratories, Inc. Class A (a)	92,500	2,869,350
FLIR Systems, Inc. (a)	470,700	14,982,381
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,564,335	32,567,374
IPG Photonics Corp.	33,200	796,800
Mettler-Toledo International, Inc. (a)	321,000	25,310,850
Motech Industries, Inc.	691,993	8,537,093
National Instruments Corp.	82,750	2,254,110
Sunpower Corp. Class A (a)	15,000	557,550
Trimble Navigation Ltd. (a)	46,500	2,358,945
		144,779,619
Internet Software & Services - 5.0%
Akamai Technologies, Inc. (a)	2,476,448	131,548,918
Baidu.com, Inc. sponsored ADR (a)(d)	109,275	12,317,478
DealerTrack Holdings, Inc.	279,900	8,234,658
Google, Inc. Class A (sub. vtg.) (a)	1,935,299	891,166,468
WebEx Communications, Inc. (a)	26,609	928,388
		1,044,195,910
IT Services - 1.8%
Alliance Data Systems Corp. (a)	639,700	39,962,059
Cognizant Technology Solutions Corp. Class A (a)	1,221,300	94,235,508
First Data Corp.	500,746	12,779,038
Infosys Technologies Ltd. sponsored ADR	839,500	45,803,120
Isilon Systems, Inc.	117,600	3,245,760
Mastercard, Inc. Class A	679,000	66,874,710
Paychex, Inc.	453,265	17,922,098
SRA International, Inc. Class A (a)	1,209,800	32,350,052
The Western Union Co.	1,136,146	25,472,393
VeriFone Holdings, Inc. (a)	944,800	33,445,920
		372,090,658
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
ASML Holding NV (NY Shares) (a)	966,300	$ 23,799,969
Broadcom Corp. Class A (a)	793,826	25,648,518
Hittite Microwave Corp. (a)	212,093	6,854,846
Intel Corp.	1,287,300	26,067,825
Lam Research Corp. (a)	1,079,441	54,641,303
Marvell Technology Group Ltd. (a)	6,947,916	133,330,508
MathStar, Inc. (a)	85,100	368,483
NVIDIA Corp. (a)	241,000	8,919,410
Renewable Energy Corp. AS (d)	1,577,900	28,850,368
Samsung Electronics Co. Ltd.	190,155	125,338,747
		433,819,977
Software - 2.0%
Activision, Inc. (a)	903,949	15,584,081
Adobe Systems, Inc. (a)	2,405,788	98,926,003
Amdocs Ltd. (a)	200,900	7,784,875
Autonomy Corp. PLC (a)	231,211	2,316,268
BEA Systems, Inc. (a)	981,300	12,344,754
BMC Software, Inc. (a)	921,050	29,657,810
Intuit, Inc. (a)	3,433,862	104,767,130
Nintendo Co. Ltd.	89,100	23,126,333
Opsware, Inc. (a)	1,848,158	16,300,754
Oracle Corp. (a)	3,820,400	65,481,656
Quality Systems, Inc.	6,581	245,274
Salesforce.com, Inc. (a)	293,576	10,700,845
SAP AG sponsored ADR	336,000	17,841,600
The9 Ltd. sponsored ADR (a)(d)	81,318	2,620,066
THQ, Inc. (a)	249,900	8,126,748
		415,824,197
TOTAL INFORMATION TECHNOLOGY		3,711,875,402
MATERIALS - 4.2%
Chemicals - 1.6%
Albemarle Corp.	46,000	3,302,800
Bayer AG	1,397,368	74,563,556
Ecolab, Inc.	1,853,271	83,767,849
Hercules, Inc. (a)	138,400	2,672,504
Lonza Group AG	26,218	2,264,864
Monsanto Co.	996,566	52,349,612
Praxair, Inc.	1,681,328	99,753,190
Rohm & Haas Co.	130,900	6,691,608
Wacker Chemie AG	31,800	4,138,621
		329,504,604
Containers & Packaging - 0.0%
Peak International Ltd. (a)	200,000	584,000
Metals & Mining - 2.6%
Aber Diamond Corp.	50	1,844
Agnico-Eagle Mines Ltd.	355,900	14,678,586
Allegheny Technologies, Inc.	46,281	4,196,761

	Shares	Value (Note 1)
Anglo American PLC ADR	1,893,444	$ 46,218,968
Bema Gold Corp. (a)	6,365,000	33,298,885
BHP Billiton Ltd. sponsored ADR (d)	674,970	26,830,058
Eldorado Gold Corp. (a)	2,600,600	14,073,573
First Quantum Minerals Ltd.	70,700	3,804,824
Freeport-McMoRan Copper & Gold, Inc. Class B	33,300	1,855,809
Gabriel Resources Ltd. (a)	1,732,500	7,518,396
Goldcorp, Inc.	6,416,960	182,217,449
Impala Platinum Holdings Ltd.	94,400	2,479,246
Ivanhoe Mines Ltd. (a)	1,858,000	18,325,043
Lihir Gold Ltd. (a)	7,458,571	18,369,923
Meridian Gold, Inc. (a)	431,700	12,006,888
Mittal Steel Co. NV Class A (NY Shares)	161,300	6,803,634
Newmont Mining Corp.	1,643,851	74,219,873
Nucor Corp.	405,650	22,172,829
Phelps Dodge Corp.	64,600	7,733,912
POSCO sponsored ADR (d)	333,500	27,570,445
Rio Tinto PLC (Reg.)	320,786	17,040,954
Shore Gold, Inc. (a)	154,200	813,319
US Gold Corp. (a)	583,200	2,945,160
US Gold Corp. warrants 2/22/11 (a)(e)	291,600	578,024
		545,754,403
TOTAL MATERIALS		875,843,007
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	6,768,044	241,957,573
BellSouth Corp.	1,961,066	92,385,819
BT Group PLC sponsored ADR	123,200	7,378,448
Cbeyond, Inc. (a)	216,400	6,619,676
Qwest Communications International, Inc. (a)	7,733,206	64,726,934
Telefonica SA sponsored ADR	35,200	2,244,000
Telenor ASA sponsored ADR	341,700	19,282,131
		434,594,581
Wireless Telecommunication Services - 3.4%
America Movil SA de CV Series L sponsored ADR	10,234,300	462,795,046
American Tower Corp. Class A (a)	233,275	8,696,492
Bharti Airtel Ltd. (a)	948,153	13,968,143
China Mobile (Hong Kong) Ltd. sponsored ADR	702,700	30,370,694
Hutchison Telecommunications International Ltd. sponsored ADR (a)(d)	376,000	14,408,320
Leap Wireless International, Inc. (a)	27,423	1,630,846
NII Holdings, Inc. (a)	2,782,212	179,285,741
Rogers Communications, Inc. Class B (non-vtg.)	417,600	12,427,719
		723,583,001
TOTAL TELECOMMUNICATION SERVICES		1,158,177,582
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 1.3%
Electric Utilities - 0.5%
Entergy Corp.	355,500	$ 32,819,760
Exelon Corp.	761,900	47,153,991
FirstEnergy Corp.	480,000	28,944,000
		108,917,751
Gas Utilities - 0.1%
Energen Corp.	24,700	1,159,418
ONEOK, Inc.	133,600	5,760,832
Questar Corp.	25,500	2,117,775
Southern Union Co.	814,277	22,759,042
		31,797,067
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	2,890,600	63,708,824
Constellation Energy Group, Inc.	336,000	23,140,320
International Power PLC	2,986,700	22,330,853
Mirant Corp. (a)	89,000	2,809,730
NRG Energy, Inc.	38,500	2,156,385
TXU Corp.	164,477	8,916,298
		123,062,410
Multi-Utilities - 0.1%
PG&E Corp.	134,251	6,354,100
Sempra Energy	153,000	8,574,120
		14,928,220
TOTAL UTILITIES		278,705,448
TOTAL COMMON STOCKS (Cost $13,750,680,205)		19,082,784,252
Money Market Funds - 9.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b)	1,769,778,434	$ 1,769,778,434
Fidelity Securities Lending Cash Central Fund, 5.38% (b)(c)	148,653,985	148,653,985
TOTAL MONEY MARKET FUNDS (Cost $1,918,432,419)		1,918,432,419
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $15,669,112,624)		21,001,216,671
NET OTHER ASSETS - (0.5)%		(110,987,933)
NET ASSETS - 100%		$ 20,890,228,738
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,756,153 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MannKind Corp. warrants 8/3/10	8/3/05	$ 2,168
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
US Gold Corp. warrants 2/22/11	2/8/06	$ 143,408
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 90,665,381
Fidelity Securities Lending Cash Central Fund	2,957,952
Total	$ 93,623,333
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.4%
Canada	3.7%
United Kingdom	3.0%
Switzerland	2.8%
Mexico	2.2%
Bermuda	2.0%
Ireland	1.9%
Netherlands Antilles	1.1%
Others (individually less than 1%)	6.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

VIP Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including securities loaned of $144,665,067) - See accompanying schedule: Unaffiliated issuers (cost $13,750,680,205)	$ 19,082,784,252
Fidelity Central Funds (cost $1,918,432,419)	1,918,432,419
Total Investments (cost $15,669,112,624)		$ 21,001,216,671
Cash		26,887
Foreign currency held at value (cost $436)		435
Receivable for investments sold		39,551,180
Receivable for fund shares sold		3,640,118
Dividends receivable		22,863,174
Interest receivable		7,609,669
Prepaid expenses		92,273
Other receivables		1,543,296
Total assets		21,076,543,703

Liabilities
Payable for investments purchased	$ 14,129,204
Payable for fund shares redeemed	9,089,220
Accrued management fee	9,782,554
Distribution fees payable	1,504,199
Other affiliated payables	1,510,311
Other payables and accrued expenses	1,645,492
Collateral on securities loaned, at value	148,653,985
Total liabilities		186,314,965

Net Assets		$ 20,890,228,738
Net Assets consist of:
Paid in capital		$ 15,312,443,553
Undistributed net investment income		567,221
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		245,158,378
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,332,059,586
Net Assets		$ 20,890,228,738

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($11,595,587,938 ÷ 368,459,440 shares)	$ 31.47

Service Class: Net Asset Value, offering price and redemption price per share ($2,766,342,895 ÷ 88,154,285 shares)	$ 31.38

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,185,595,236 ÷ 198,829,611 shares)	$ 31.11

Service Class 2R: Net Asset Value, offering price and redemption price per share ($26,707,243 ÷ 860,972 shares)	$ 31.02

Investor Class: Net Asset Value, offering price and redemption price per share ($315,995,426 ÷ 10,060,742 shares)	$ 31.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Contrafund Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 189,945,909
Interest		556,837
Income from Fidelity Central Funds (including $2,957,952 from security lending income)		93,623,333
Total income		284,126,079

Expenses
Management fee	$ 106,556,930
Transfer agent fees	12,909,416
Distribution fees	14,140,653
Accounting and security lending fees	1,805,625
Custodian fees and expenses	1,464,621
Independent trustees' compensation	68,835
Appreciation in deferred trustee compensation account	7,546
Registration fees	85,937
Audit	147,786
Legal	336,758
Interest	17,744
Miscellaneous	1,885,730
Total expenses before reductions	139,427,581
Expense reductions	(1,791,798)	137,635,783
Net investment income (loss)		146,490,296
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $78,539)	1,752,017,692
Foreign currency transactions	(310,435)
Total net realized gain (loss)		1,751,707,257
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,892)	204,057,643
Assets and liabilities in foreign currencies	47,631
Total change in net unrealized appreciation (depreciation)		204,105,274
Net gain (loss)		1,955,812,531
Net increase (decrease) in net assets resulting from operations		$ 2,102,302,827

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 146,490,296	$ 85,893,455
Net realized gain (loss)	1,751,707,257	864,233,097
Change in net unrealized appreciation (depreciation)	204,105,274	1,358,561,074
Net increase (decrease) in net assets resulting from operations	2,102,302,827	2,308,687,626
Distributions to shareholders from net investment income	(229,158,054)	(34,307,236)
Distributions to shareholders from net realized gain	(1,647,656,034)	(2,452,648)
Total distributions	(1,876,814,088)	(36,759,884)
Share transactions - net increase (decrease)	3,705,781,627	1,801,725,122
Redemption fees	9,940	5,695
Total increase (decrease) in net assets	3,931,280,306	4,073,658,559

Net Assets
Beginning of period	16,958,948,432	12,885,289,873
End of period (including undistributed net investment income of $567,221 and undistributed net investment income of $84,552,685, respectively)	$ 20,890,228,738	$ 16,958,948,432

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 31.03	$ 26.62	$ 23.13	$ 18.10	$ 20.13
Income from Investment Operations
Net investment income (loss) C	.27	.18	.08	.07	.10
Net realized and unrealized gain (loss)	3.30	4.32	3.49	5.05	(1.97)
Total from investment operations	3.57	4.50	3.57	5.12	(1.87)
Distributions from net investment income	(.42)	(.08)	(.08)	(.09)	(.16)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.13)	(.09) H	(.08)	(.09)	(.16)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.47	$ 31.03	$ 26.62	$ 23.13	$ 18.10
Total Return A, B	11.72%	16.94%	15.48%	28.46%	(9.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.66%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.68%	.67%	.68%
Expenses net of all reductions	.65%	.64%	.66%	.65%	.64%
Net investment income (loss)	.85%	.66%	.35%	.34%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,595,588	$ 11,099,527	$ 9,127,616	$ 7,665,424	$ 5,956,028
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.93	$ 26.53	$ 23.06	$ 18.04	$ 20.06
Income from Investment Operations
Net investment income (loss) C	.24	.16	.06	.05	.08
Net realized and unrealized gain (loss)	3.28	4.30	3.47	5.04	(1.96)
Total from investment operations	3.52	4.46	3.53	5.09	(1.88)
Distributions from net investment income	(.36)	(.06)	(.06)	(.07)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.07)	(.06) H	(.06)	(.07)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.38	$ 30.93	$ 26.53	$ 23.06	$ 18.04
Total Return A, B	11.59%	16.85%	15.34%	28.35%	(9.42)%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.76%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.77%	.78%
Expenses net of all reductions	.75%	.74%	.76%	.75%	.74%
Net investment income (loss)	.75%	.56%	.25%	.24%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,766,343	$ 2,503,244	$ 2,111,969	$ 1,695,467	$ 1,183,683
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.69	$ 26.35	$ 22.93	$ 17.95	$ 20.00
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.05
Net realized and unrealized gain (loss)	3.26	4.27	3.45	5.02	(1.96)
Total from investment operations	3.45	4.38	3.47	5.04	(1.91)
Distributions from net investment income	(.32)	(.04)	(.05)	(.06)	(.14)
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.04) H	(.05)	(.06)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.11	$ 30.69	$ 26.35	$ 22.93	$ 17.95
Total Return A, B	11.43%	16.65%	15.16%	28.20%	(9.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.93%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.90%
Net investment income (loss)	.60%	.40%	.10%	.09%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,185,595	$ 3,247,909	$ 1,638,617	$ 910,341	$ 439,157
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.61	$ 26.29	$ 22.90	$ 17.95	$ 20.49
Income from Investment Operations
Net investment income (loss) C	.19	.11	.02	.02	.03
Net realized and unrealized gain (loss)	3.25	4.27	3.44	5.01	(2.57)
Total from investment operations	3.44	4.38	3.46	5.03	(2.54)
Distributions from net investment income	(.32)	(.05)	(.07)	(.08)	-
Distributions from net realized gain	(2.71)	(.01)	-	-	-
Total distributions	(3.03)	(.06) H	(.07)	(.08)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.02	$ 30.61	$ 26.29	$ 22.90	$ 17.95
Total Return A, B	11.43%	16.67%	15.15%	28.18%	(12.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.93%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.96%
Expenses net of all reductions	.90%	.89%	.91%	.90%	.92%
Net investment income (loss)	.60%	.39%	.10%	.08%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,707	$ 19,596	$ 7,088	$ 2,705	$ 810
Portfolio turnover rate E	75%	60%	64%	66%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.23	.06
Net realized and unrealized gain (loss)	3.30	2.60
Total from investment operations	3.53	2.66
Distributions from net investment income	(.41)	-
Distributions from net realized gain	(2.71)	-
Total distributions	(3.12)	-
Redemption fees added to paid in capital E, J	-	-
Net asset value, end of period	$ 31.41	$ 31.00
Total Return B, C, D	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.78%	.83% A
Expenses net of fee waivers, if any	.78%	.83% A
Expenses net of all reductions	.78%	.81% A
Net investment income (loss)	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,995	$ 88,673
Portfolio turnover rate G	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by FMR and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships, market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,396,178,847
Unrealized depreciation	(89,317,251)
Net unrealized appreciation (depreciation)	5,306,861,596
Undistributed ordinary income	740,483
Undistributed long-term capital gain	270,356,549

Cost for federal income tax purposes	$ 15,694,355,075

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 235,296,251	$ 36,759,884
Long-term Capital Gains	1,641,517,837	-
Total	$ 1,876,814,088	$ 36,759,884

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VIP Contrafund Portfolio

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $14,430,394,197 and $12,832,485,995, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,656,087
Service Class 2	11,425,183
Service Class 2R	59,383
$ 14,140,653

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,587,705
Service Class	1,772,867
Service Class 2	3,129,353
Service Class 2R	15,961
Investor Class	403,530
$ 12,909,416

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $63,602 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $49,189 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $120,240,000. The weighted average interest rate was 5.31%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,469,789 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44,340.

VIP Contrafund Portfolio

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the fund.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses, which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 146,412,812	$ 27,596,709
Service Class	29,683,368	4,430,034
Service Class 2	49,971,081	2,265,082
Service Class 2R	245,916	15,411
Investor Class	2,844,877	-
Total	$ 229,158,054	$ 34,307,236
From net realized gain
Initial Class	$ 927,845,241	$ 1,724,794
Service Class	220,821,983	402,730
Service Class 2	473,395,695	323,583
Service Class 2R	2,188,301	1,541
Investor Class	23,404,814	-
Total	$ 1,647,656,034	$ 2,452,648

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005 A	2006	2005 A
Initial Class
Shares sold	23,200,996	40,419,583	$ 746,513,275	$ 1,135,988,432
Reinvestment of distributions	34,412,463	1,094,903	1,074,258,053	29,321,503
Shares redeemed	(46,859,093)	(26,717,231)	(1,506,940,332)	(748,214,024)
Net increase (decrease)	10,754,366	14,797,255	$ 313,830,996	$ 417,095,911
Service Class
Shares sold	9,488,905	13,881,593	$ 303,267,019	$ 390,402,116
Reinvestment of distributions	8,047,385	180,935	250,505,351	4,832,764
Shares redeemed	(10,323,424)	(12,721,990)	(329,969,678)	(341,955,975)
Net increase (decrease)	7,212,866	1,340,538	$ 223,802,692	$ 53,278,905
Service Class 2
Shares sold	88,990,838	49,771,629	$ 2,818,476,660	$ 1,404,920,897
Reinvestment of distributions	16,948,766	97,538	523,366,776	2,588,665
Shares redeemed	(12,941,192)	(6,228,028)	(410,406,086)	(172,711,539)
Net increase (decrease)	92,998,412	43,641,139	$ 2,931,437,350	$ 1,234,798,023
Service Class 2R
Shares sold	392,552	476,311	$ 12,396,986	$ 13,422,433
Reinvestment of distributions	79,071	640	2,434,217	16,952
Shares redeemed	(250,898)	(106,287)	(7,851,502)	(2,956,035)
Net increase (decrease)	220,725	370,664	$ 6,979,701	$ 10,483,350
Investor Class
Shares sold	6,562,505	2,862,608	$ 210,043,156	$ 86,146,173
Reinvestment of distributions	842,134	-	26,249,690	-
Shares redeemed	(203,925)	(2,580)	(6,561,958)	(77,240)
Net increase (decrease)	7,200,714	2,860,028	$ 229,730,888	$ 86,068,933

A Share transactions for Investor Class shares are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Contrafund Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Contrafund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Contrafund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

William Danoff (46)

Year of Election or Appointment: 1995
Vice President of VIP Contrafund. Mr. Danoff serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff worked as a research analyst and portfolio manager. Mr. Danoff also serves as Senior Vice President of FMR (1997) and FMR Co., Inc. (2001).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Contrafund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Contrafund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Contrafund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Contrafund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Contrafund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Contrafund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Contrafund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Contrafund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP II Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/09/07	02/09/07	$0.01	$0.40

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $1,751,556,445, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 98% and 99% of the dividends distributed in February 2006 and December 2006, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Investor Class), as well as the fund's relative investment performance for each class (except Investor Class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). (Investor Class of the fund, which has no 12b-1 fee, had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

VIP Contrafund Portfolio

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Contrafund Portfolio

Annual Report

VIP Contrafund Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0207
1.811844.102

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

VIP Disciplined Small Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Life of Fund A
VIP Disciplined Small Cap - Initial Class	16.51%	15.63%
VIP Disciplined Small Cap - Service Class B	16.40%	15.52%
VIP Disciplined Small Cap - Service Class 2 C	16.25%	15.37%
VIP Disciplined Small Cap - Investor Class	16.40%	15.52%

A From December 27, 2005.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

VIP Disciplined Small Cap Portfolio

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Disciplined Small Cap Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

For the 12 months ending December 31, 2006, the fund trailed the Russell 2000. (For specific portfolio performance results, please refer to the performance section of this report.) Security selection within the technology sector, and especially in semiconductor-related stocks, was a significant negative. The fund's overweighting in chipmaker PortalPlayer detracted notably. PortalPlayer's shares fell after Apple Computer decided to use a rival chip supplier for its very popular iPod digital music player. Also in technology, Internet access provider EarthLink underperformed on disappointing sales and increased marketing expenses, while Cogent, a maker of biometric identification devices, turned in much lower second-quarter revenues. Stock selection in health care equipment and services also hurt. Specifically, overweightings in Intuitive Surgical, a maker of minimally invasive surgical products, and medical device maker NeuroMetrix hampered performance. Weak results in consumer discretionary detracted as well. On the positive side, stock selection within financials provided strong performance, with market maker Knight Capital Group rising on multiple strong earnings reports. Another financial stock, real estate broker and money management company Jones Lang LaSalle, benefited from rising rents and occupancy rates in its business properties. Stock selection in materials also helped, especially a position in steel maker Steel Dynamics, whose reported profits beat Wall Street analysts' expectations. Elsewhere, wire and cable manufacturer General Cable's shares continued to gain on solid earnings. Steel Dynamics and General Cable were sold from the portfolio during the period as we implemented our disciplined stock selection approach.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Disciplined Small Cap Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,066.90	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Service Class
Actual	$ 1,000.00	$ 1,066.90	$ 5.73
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2
Actual	$ 1,000.00	$ 1,066.50	$ 6.51
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Investor Class
Actual	$ 1,000.00	$ 1,066.90	$ 5.99
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.00%
Service Class	1.10%
Service Class 2	1.25%
Investor Class	1.15%

Annual Report

VIP Disciplined Small Cap Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Polycom, Inc.	0.5	0.4
TIBCO Software, Inc.	0.5	0.2
Phillips-Van Heusen Corp.	0.5	0.4
NBTY, Inc.	0.5	0.0
Nationwide Health Properties, Inc.	0.5	0.4
Big Lots, Inc.	0.5	0.4
Imation Corp.	0.4	0.4
Foundry Networks, Inc.	0.4	0.0
Knight Capital Group, Inc. Class A	0.4	0.4
DeVry, Inc.	0.4	0.0
	4.6
Top Five Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	19.6
Information Technology	19.2	18.7
Consumer Discretionary	16.0	15.1
Industrials	14.8	15.1
Health Care	11.9	10.3
Asset Allocation (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
Stocks and Equity Futures 99.9%	Stocks, Investment Companies and Equity Futures 98.3%
Short-Term Investments and Net Other Assets 0.1%	Short-Term Investments and Net Other Assets 1.7%

Annual Report

VIP Disciplined Small Cap Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.4%
ArvinMeritor, Inc.	2,699	$ 49,203
LKQ Corp. (a)	2,470	56,785
		105,988
Automobiles - 0.1%
Thor Industries, Inc.	629	27,670
Diversified Consumer Services - 2.1%
Bright Horizons Family Solutions, Inc. (a)	2,250	86,985
DeVry, Inc.	3,850	107,800
Jackson Hewitt Tax Service, Inc.	1,357	46,097
Matthews International Corp. Class A	2,264	89,088
Sotheby's Class A (ltd. vtg.)	3,364	104,351
Stewart Enterprises, Inc. Class A	4,637	28,981
Strayer Education, Inc.	569	60,342
		523,644
Hotels, Restaurants & Leisure - 3.1%
Ameristar Casinos, Inc.	2,649	81,430
Buffalo Wild Wings, Inc. (a)	950	50,540
CEC Entertainment, Inc. (a)	2,212	89,033
Chipotle Mexican Grill, Inc. Class A	1,054	60,078
CKE Restaurants, Inc.	4,836	88,982
Domino's Pizza, Inc.	1,515	42,420
Dover Downs Gaming & Entertainment, Inc.	1,659	22,181
IHOP Corp.	1,608	84,742
Jack in the Box, Inc. (a)	1,500	91,560
P.F. Chang's China Bistro, Inc. (a)	1,720	66,014
Sonic Corp. (a)	2,434	58,294
Speedway Motorsports, Inc.	727	27,917
		763,191
Household Durables - 0.8%
Furniture Brands International, Inc.	1,428	23,176
Tempur-Pedic International, Inc. (a)	3,022	61,830
Universal Electronics, Inc. (a)	3,170	66,633
Yankee Candle Co., Inc.	1,547	53,031
		204,670
Internet & Catalog Retail - 1.1%
Blue Nile, Inc. (a)	2,298	84,773
FTD Group, Inc. (a)	2,935	52,507
Netflix, Inc. (a)	1,600	41,376
Priceline.com, Inc. (a)	1,959	85,432
Stamps.com, Inc. (a)	1,229	19,357
		283,445
Leisure Equipment & Products - 0.2%
Marvel Entertainment, Inc. (a)	1,800	48,438
Media - 2.5%
Arbitron, Inc.	513	22,285
Catalina Marketing Corp.	1,004	27,610
Cox Radio, Inc. Class A (a)	5,088	82,934

	Shares	Value (Note 1)
Harris Interactive, Inc. (a)	5,973	$ 30,104
Interactive Data Corp.	4,078	98,035
Lee Enterprises, Inc.	3,300	102,498
LodgeNet Entertainment Corp. (a)	2,767	69,258
Media General, Inc. Class A	1,560	57,985
Radio One, Inc. Class D (non-vtg.) (a)	6,000	40,440
Sinclair Broadcast Group, Inc. Class A	3,964	41,622
World Wrestling Entertainment, Inc. Class A	2,588	42,184
		614,955
Multiline Retail - 0.5%
Big Lots, Inc. (a)	4,903	112,377
Specialty Retail - 3.6%
Aeropostale, Inc. (a)	2,400	74,088
bebe Stores, Inc.	1,650	32,654
Charming Shoppes, Inc. (a)	7,293	98,674
Dress Barn, Inc. (a)	988	23,050
DSW, Inc. Class A (a)	1,620	62,483
Genesco, Inc.	2,170	80,941
Group 1 Automotive, Inc.	1,005	51,979
Guess?, Inc. (a)	960	60,893
Gymboree Corp. (a)	808	30,833
J. Crew Group, Inc.	1,960	75,558
Payless ShoeSource, Inc. (a)	1,725	56,615
The Buckle, Inc.	344	17,492
The Children's Place Retail Stores, Inc. (a)	930	59,074
The Men's Wearhouse, Inc.	600	22,956
Tween Brands, Inc. (a)	2,221	88,685
Wet Seal, Inc. Class A (a)	7,876	52,533
		888,508
Textiles, Apparel & Luxury Goods - 1.6%
Crocs, Inc.	1,550	66,960
Fossil, Inc. (a)	2,620	59,160
K-Swiss, Inc. Class A	1,550	47,647
Kellwood Co.	2,324	75,576
Maidenform Brands, Inc. (a)	1,450	26,274
Phillips-Van Heusen Corp.	2,348	117,799
		393,416
TOTAL CONSUMER DISCRETIONARY		3,966,302
CONSUMER STAPLES - 3.7%
Food & Staples Retailing - 1.0%
Casey's General Stores, Inc.	1,708	40,223
Longs Drug Stores Corp.	1,859	78,784
The Pantry, Inc. (a)	1,220	57,145
Topps Co., Inc.	7,510	66,839
		242,991
Food Products - 1.3%
Corn Products International, Inc.	923	31,880
Delta & Pine Land Co.	1,333	53,920
Gold Kist, Inc. (a)	3,079	64,721
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Ralcorp Holdings, Inc. (a)	1,319	$ 67,124
Reddy Ice Holdings, Inc.	2,010	51,898
TreeHouse Foods, Inc. (a)	1,600	49,920
		319,463
Personal Products - 1.4%
Elizabeth Arden, Inc. (a)	3,700	70,485
NBTY, Inc. (a)	2,832	117,726
Playtex Products, Inc. (a)	5,128	73,792
Prestige Brands Holdings, Inc. (a)	6,645	86,518
		348,521
TOTAL CONSUMER STAPLES		910,975
ENERGY - 4.3%
Energy Equipment & Services - 2.1%
Dril-Quip, Inc. (a)	2,020	79,103
Grey Wolf, Inc. (a)	9,730	66,748
Gulfmark Offshore, Inc. (a)	1,977	73,960
Hornbeck Offshore Services, Inc. (a)	2,283	81,503
Hydril Co. (a)	559	42,031
Parker Drilling Co. (a)	8,981	73,375
Trico Marine Services, Inc. (a)	1,200	45,972
Universal Compression Holdings, Inc. (a)	466	28,943
Veritas DGC, Inc. (a)	306	26,203
		517,838
Oil, Gas & Consumable Fuels - 2.2%
ATP Oil & Gas Corp. (a)	1,233	48,790
Edge Petroleum Corp. (a)	2,700	49,248
Helix Energy Solutions Group, Inc. (a)	705	22,116
Meridian Resource Corp. (a)	10,055	31,070
NGP Capital Resources Co.	2,272	38,056
Penn Virginia Corp.	1,047	73,332
St. Mary Land & Exploration Co.	627	23,099
Swift Energy Co. (a)	1,600	71,696
USEC, Inc.	7,930	100,870
Western Refining, Inc.	2,495	63,523
World Fuel Services Corp.	801	35,612
		557,412
TOTAL ENERGY		1,075,250
FINANCIALS - 20.9%
Capital Markets - 1.8%
Apollo Investment Corp.	885	19,824
Cohen & Steers, Inc.	2,001	80,380
GAMCO Investors, Inc. Class A	793	30,499
Knight Capital Group, Inc. Class A (a)	5,689	109,058
MCG Capital Corp.	4,570	92,862

	Shares	Value (Note 1)
Penson Worldwide, Inc.	3,195	$ 87,575
Waddell & Reed Financial, Inc. Class A	800	21,888
		442,086
Commercial Banks - 6.3%
Ameris Bancorp	415	11,695
BancorpSouth, Inc.	1,259	33,766
Banner Corp.	1,640	72,718
Cascade Bancorp	2,538	78,754
Center Financial Corp., California	1,357	32,527
Central Pacific Financial Corp.	1,618	62,714
City Holding Co.	1,288	52,666
Columbia Banking Systems, Inc.	577	20,264
Community Bank of Nevada (a)	1,959	59,142
Community Bank System, Inc.	2,700	62,100
Community Trust Bancorp, Inc.	1,009	41,904
First Community Bancorp, California	720	37,634
First Republic Bank, California	304	11,880
Frontier Financial Corp., Washington	2,912	85,118
Greene County Bancshares, Inc.	1,974	78,427
Hanmi Financial Corp.	3,891	87,664
Heartland Financial USA, Inc.	1,354	39,063
Integra Bank Corp.	2,785	76,643
Intervest Bancshares Corp. Class A (a)	550	18,926
Mercantile Bank Corp.	840	31,668
Pacific Capital Bancorp	2,911	97,751
Peoples Bancorp, Inc.	1,608	47,758
Preferred Bank, Los Angeles California	280	16,825
Sandy Spring Bancorp, Inc.	460	17,563
Southwest Bancorp, Inc., Oklahoma	777	21,647
Sterling Financial Corp., Washington	1,900	64,239
Sun Bancorp, Inc., New Jersey	2,900	61,103
SVB Financial Group (a)	800	37,296
Texas United Bancshares, Inc.	700	24,038
Trustmark Corp.	1,805	59,042
UCBH Holdings, Inc.	778	13,662
Washington Trust Bancorp, Inc.	840	23,428
WesBanco, Inc.	822	27,562
West Coast Bancorp, Oregon	1,208	41,845
Wilshire Bancorp, Inc.	933	17,699
		1,566,731
Consumer Finance - 0.8%
Advance America Cash Advance Centers, Inc.	2,459	36,024
Advanta Corp. Class B	1,785	77,880
Dollar Financial Corp. (a)	1,400	39,004
QC Holdings, Inc.	2,400	38,304
		191,212
Diversified Financial Services - 0.3%
Financial Federal Corp.	2,987	87,848
Insurance - 2.5%
Argonaut Group, Inc. (a)	2,697	94,017
EMC Insurance Group	791	26,989
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
FBL Financial Group, Inc. Class A	2,072	$ 80,974
FPIC Insurance Group, Inc. (a)	1,136	44,270
Harleysville Group, Inc.	2,065	71,903
Horace Mann Educators Corp.	2,681	54,156
OdysseyRe Holdings Corp.	1,400	52,220
Phoenix Companies, Inc.	5,584	88,730
ProAssurance Corp. (a)	1,959	97,793
		611,052
Real Estate Investment Trusts - 6.9%
Alexandria Real Estate Equities, Inc.	270	27,108
American Home Mortgage Investment Corp.	800	28,096
Arbor Realty Trust, Inc.	2,693	81,032
BioMed Realty Trust, Inc.	500	14,300
Capital Trust, Inc. Class A	1,748	87,295
CentraCore Properties Trust	418	13,514
Corporate Office Properties Trust (SBI)	125	6,309
DiamondRock Hospitality Co.	5,193	93,526
Entertainment Properties Trust (SBI)	1,508	88,128
FelCor Lodging Trust, Inc.	1,450	31,668
First Industrial Realty Trust, Inc.	2,290	107,378
Gramercy Capital Corp.	694	21,438
Highland Hospitality Corp.	3,571	50,887
Home Properties of New York, Inc.	304	18,018
Innkeepers USA Trust (SBI)	1,087	16,849
JER Investments Trust, Inc.	1,800	37,206
KKR Financial Corp.	1,800	48,222
LaSalle Hotel Properties (SBI)	1,008	46,217
Luminent Mortgage Capital, Inc.	4,661	45,258
Maguire Properties, Inc.	613	24,520
Mid-America Apartment Communities, Inc.	377	21,579
National Retail Properties, Inc.	3,907	89,666
Nationwide Health Properties, Inc.	3,891	117,586
Newcastle Investment Corp.	3,087	96,685
NorthStar Realty Finance Corp.	1,819	30,141
Omega Healthcare Investors, Inc.	3,369	59,699
Pennsylvania (REIT) (SBI)	1,025	40,365
PS Business Parks, Inc.	375	26,516
Realty Income Corp.	2,745	76,037
Saul Centers, Inc.	171	9,437
Senior Housing Properties Trust (SBI)	2,100	51,408
Sovran Self Storage, Inc.	746	42,731
Spirit Finance Corp.	3,125	38,969
Sunstone Hotel Investors, Inc.	545	14,568
Tanger Factory Outlet Centers, Inc.	2,264	88,477
Winston Hotels, Inc.	2,712	35,934
		1,726,767
Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.	551	50,786

	Shares	Value (Note 1)
Thrifts & Mortgage Finance - 2.1%
Accredited Home Lenders Holding Co. (a)	366	$ 9,984
BankUnited Financial Corp. Class A	2,010	56,200
City Bank Lynnwood, Washington	694	24,845
Corus Bankshares, Inc.	3,083	71,125
First Busey Corp.	785	18,094
First Financial Holdings, Inc.	1,157	45,331
FirstFed Financial Corp., Delaware (a)	984	65,898
ITLA Capital Corp.	1,029	59,589
Ocwen Financial Corp. (a)	1,844	29,246
TierOne Corp.	1,055	33,349
Triad Guaranty, Inc. (a)	1,561	85,652
WSFS Financial Corp.	257	17,201
		516,514
TOTAL FINANCIALS		5,192,996
HEALTH CARE - 11.9%
Biotechnology - 2.9%
BioMarin Pharmaceutical, Inc. (a)	4,892	80,180
Cubist Pharmaceuticals, Inc. (a)	2,200	39,842
Digene Corp. (a)	867	41,547
Enzon Pharmaceuticals, Inc. (a)	3,150	26,807
Genomic Health, Inc. (a)	750	13,950
Geron Corp. (a)	2,200	19,316
Human Genome Sciences, Inc. (a)	3,490	43,416
ICOS Corp. (a)	1,800	60,822
Martek Biosciences (a)	2,038	47,567
Maxygen, Inc. (a)	2,100	22,617
Medarex, Inc. (a)	1,496	22,126
Myriad Genetics, Inc. (a)	821	25,697
Nabi Biopharmaceuticals (a)	6,022	40,829
NPS Pharmaceuticals, Inc. (a)	7,931	35,927
Nuvelo, Inc. (a)	1,500	6,000
OSI Pharmaceuticals, Inc. (a)	1,091	38,163
Progenics Pharmaceuticals, Inc. (a)	1,684	43,346
Regeneron Pharmaceuticals, Inc. (a)	2,000	40,140
Trimeris, Inc. (a)	1,500	19,065
United Therapeutics Corp. (a)	865	47,030
		714,387
Health Care Equipment & Supplies - 3.6%
Abaxis, Inc. (a)	1,489	28,663
Candela Corp. (a)	2,010	24,864
Conceptus, Inc. (a)	3,489	74,281
CONMED Corp. (a)	1,756	40,599
DJO, Inc. (a)	893	38,238
Greatbatch, Inc. (a)	3,006	80,922
Haemonetics Corp. (a)	421	18,953
ICU Medical, Inc. (a)	835	33,968
Integra LifeSciences Holdings Corp. (a)	1,000	42,590
Intuitive Surgical, Inc. (a)	490	46,991
Inverness Medical Innovations, Inc. (a)	2,234	86,456
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
LifeCell Corp. (a)	1,077	$ 25,999
Meridian Bioscience, Inc.	2,263	55,511
Natus Medical, Inc. (a)	3,000	49,830
NeuroMetrix, Inc. (a)	3,310	49,352
Quidel Corp. (a)	5,746	78,261
SurModics, Inc. (a)	1,990	61,929
Zoll Medical Corp. (a)	997	58,065
		895,472
Health Care Providers & Services - 3.1%
AMN Healthcare Services, Inc. (a)	2,865	78,902
AmSurg Corp. (a)	750	17,250
Apria Healthcare Group, Inc. (a)	2,210	58,897
Centene Corp. (a)	3,202	78,673
Gentiva Health Services, Inc. (a)	2,500	47,650
Healthspring, Inc.	3,735	76,007
Kindred Healthcare, Inc. (a)	2,880	72,720
LCA-Vision, Inc.	2,301	79,062
LHC Group, Inc. (a)	2,199	62,693
Magellan Health Services, Inc. (a)	1,046	45,208
Medcath Corp. (a)	2,130	58,277
Molina Healthcare, Inc. (a)	993	32,282
Odyssey Healthcare, Inc. (a)	3,290	43,625
Pediatrix Medical Group, Inc. (a)	532	26,015
		777,261
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a)	2,658	71,739
Vital Images, Inc. (a)	2,445	85,086
		156,825
Life Sciences Tools & Services - 0.6%
Albany Molecular Research, Inc. (a)	1,804	19,050
Illumina, Inc. (a)	1,348	52,990
Luminex Corp. (a)	783	9,944
Molecular Devices Corp. (a)	609	12,832
PharmaNet Development Group, Inc. (a)	800	17,656
PRA International (a)	1,207	30,501
		142,973
Pharmaceuticals - 1.1%
Bradley Pharmaceuticals, Inc. (a)	1,800	37,044
Medicines Co. (a)	1,833	58,143
Medicis Pharmaceutical Corp. Class A	672	23,607
New River Pharmaceuticals, Inc. (a)	600	32,826
Noven Pharmaceuticals, Inc. (a)	1,500	38,175
Perrigo Co.	1,343	23,234
Sciele Pharma, Inc. (a)	1,692	40,608
ViroPharma, Inc. (a)	2,000	29,280
		282,917
TOTAL HEALTH CARE		2,969,835

	Shares	Value (Note 1)
INDUSTRIALS - 14.8%
Aerospace & Defense - 1.5%
Ceradyne, Inc. (a)	1,050	$ 59,325
Essex Corp. (a)	3,000	71,730
Heico Corp.	1,981	76,922
Orbital Sciences Corp. (a)	2,600	47,944
Teledyne Technologies, Inc. (a)	2,325	93,302
United Industrial Corp.	384	19,488
		368,711
Air Freight & Logistics - 0.8%
EGL, Inc. (a)	654	19,476
Forward Air Corp.	614	17,763
Hub Group, Inc. Class A	3,109	85,653
Pacer International, Inc.	2,894	86,154
		209,046
Airlines - 0.5%
Continental Airlines, Inc. Class B (a)	476	19,635
JetBlue Airways Corp. (a)	2,500	35,500
Republic Airways Holdings, Inc. (a)	2,180	36,580
SkyWest, Inc.	1,800	45,918
		137,633
Building Products - 0.6%
American Woodmark Corp.	425	17,786
Lennox International, Inc.	1,388	42,487
NCI Building Systems, Inc. (a)	783	40,520
Simpson Manufacturing Co. Ltd.	543	17,186
Universal Forest Products, Inc.	532	24,802
		142,781
Commercial Services & Supplies - 4.4%
ACCO Brands Corp. (a)	3,244	85,869
Administaff, Inc.	1,976	84,514
American Reprographics Co. (a)	1,242	41,371
Brady Corp. Class A	1,053	39,256
Deluxe Corp.	2,200	55,440
FTI Consulting, Inc. (a)	2,581	71,984
Heidrick & Struggles International, Inc. (a)	1,945	82,390
Herman Miller, Inc.	1,800	65,448
IHS, Inc. Class A (a)	1,640	64,747
John H. Harland Co.	988	49,598
Kenexa Corp. (a)	1,860	61,864
Kforce, Inc. (a)	5,477	66,655
Knoll, Inc.	586	12,892
Korn/Ferry International (a)	2,012	46,196
LECG Corp. (a)	3,808	70,372
Navigant Consulting, Inc. (a)	1,607	31,754
Teletech Holdings, Inc. (a)	2,855	68,177
Watson Wyatt Worldwide, Inc. Class A	2,282	103,032
		1,101,559
Construction & Engineering - 0.7%
Granite Construction, Inc.	1,103	55,503
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - continued
Quanta Services, Inc. (a)	2,515	$ 49,470
Washington Group International, Inc.	1,054	63,019
		167,992
Electrical Equipment - 1.7%
Acuity Brands, Inc.	1,842	95,858
American Superconductor Corp. (a)	3,000	29,430
Genlyte Group, Inc. (a)	673	52,568
Lamson & Sessions Co. (a)	2,000	48,520
Regal-Beloit Corp.	1,823	95,726
Woodward Governor Co.	2,368	94,033
		416,135
Machinery - 3.2%
Actuant Corp. Class A	1,819	86,675
AGCO Corp. (a)	1,284	39,727
Astec Industries, Inc. (a)	2,047	71,850
Cascade Corp.	1,511	79,932
Crane Co.	999	36,603
Gardner Denver, Inc. (a)	812	30,296
Kennametal, Inc.	440	25,894
Lincoln Electric Holdings, Inc.	686	41,448
Middleby Corp. (a)	780	81,643
Nordson Corp.	2,059	102,600
Valmont Industries, Inc.	499	27,690
Wabtec Corp.	2,941	89,348
Watts Water Technologies, Inc. Class A	2,078	85,427
		799,133
Road & Rail - 0.5%
Arkansas Best Corp.	869	31,284
Genesee & Wyoming, Inc. Class A (a)	1,232	32,328
Heartland Express, Inc.	4,802	72,126
		135,738
Trading Companies & Distributors - 0.9%
Applied Industrial Technologies, Inc.	3,011	79,219
Beacon Roofing Supply, Inc. (a)	1,900	35,758
BlueLinx Corp.	960	9,984
Interline Brands, Inc. (a)	3,318	74,555
Watsco, Inc.	294	13,865
		213,381
TOTAL INDUSTRIALS		3,692,109
INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 4.1%
3Com Corp. (a)	4,200	17,262
Arris Group, Inc. (a)	7,845	98,141
Avocent Corp. (a)	3,067	103,818
CommScope, Inc. (a)	3,175	96,774
Comtech Telecommunications Corp. (a)	2,125	80,899
Digi International, Inc. (a)	3,375	46,541
Foundry Networks, Inc. (a)	7,285	109,129

	Shares	Value (Note 1)
InterDigital Communication Corp. (a)	1,088	$ 36,502
NETGEAR, Inc. (a)	3,236	84,945
Oplink Communications, Inc. (a)	1,847	37,974
Packeteer, Inc. (a)	3,004	40,854
Polycom, Inc. (a)	3,866	119,491
Tekelec (a)	6,600	97,878
ViaSat, Inc. (a)	1,200	35,772
		1,005,980
Computers & Peripherals - 1.3%
Brocade Communications Systems, Inc. (a)	11,738	96,369
Emulex Corp. (a)	4,900	95,599
Imation Corp.	2,417	112,221
Palm, Inc. (a)	1,548	21,811
		326,000
Electronic Equipment & Instruments - 2.5%
Aeroflex, Inc. (a)	1,731	20,287
Cogent, Inc. (a)	1,925	21,194
Coherent, Inc. (a)	1,460	46,092
Color Kinetics, Inc. (a)	3,732	79,678
DTS, Inc. (a)	1,919	46,421
FLIR Systems, Inc. (a)	2,832	90,143
Littelfuse, Inc. (a)	1,668	53,176
Newport Corp. (a)	3,888	81,454
Park Electrochemical Corp.	1,523	39,065
RadiSys Corp. (a)	2,180	36,341
Rofin-Sinar Technologies, Inc. (a)	625	37,788
ScanSource, Inc. (a)	394	11,978
Technitrol, Inc.	1,711	40,876
TTM Technologies, Inc. (a)	1,779	20,156
		624,649
Internet Software & Services - 2.5%
aQuantive, Inc. (a)	1,900	46,854
EarthLink, Inc. (a)	5,292	37,573
Internap Network Services Corp. (a)	2,000	39,740
Interwoven, Inc. (a)	5,571	81,727
Liquidity Services, Inc.	2,100	36,141
Perficient, Inc. (a)	3,292	54,022
SonicWALL, Inc. (a)	8,004	67,394
United Online, Inc.	6,165	81,871
ValueClick, Inc. (a)	4,472	105,673
Websense, Inc. (a)	3,515	80,247
		631,242
IT Services - 0.9%
Forrester Research, Inc. (a)	2,325	63,031
Perot Systems Corp. Class A (a)	3,913	64,134
RightNow Technologies, Inc. (a)	3,463	59,633
SI International, Inc. (a)	270	8,753
Wright Express Corp. (a)	828	25,809
		221,360
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Energy Industries, Inc. (a)	4,224	79,707
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
AMIS Holdings, Inc. (a)	4,952	$ 52,343
Amkor Technology, Inc. (a)	7,200	67,248
Applied Micro Circuits Corp. (a)	14,545	51,780
Brooks Automation, Inc. (a)	2,915	41,976
Cymer, Inc. (a)	1,459	64,123
Diodes, Inc. (a)	1,324	46,976
Integrated Device Technology, Inc. (a)	1,949	30,171
Micrel, Inc. (a)	2,522	27,187
MIPS Technologies, Inc. (a)	3,991	33,125
MKS Instruments, Inc. (a)	3,958	89,372
Netlogic Microsystems, Inc. (a)	349	7,570
PortalPlayer, Inc. (a)	1,824	24,533
Semtech Corp. (a)	3,256	42,556
Skyworks Solutions, Inc. (a)	7,800	55,224
Techwell, Inc.	3,620	58,137
TriQuint Semiconductor, Inc. (a)	9,953	44,789
Varian Semiconductor Equipment Associates, Inc. (a)	1,350	61,452
Veeco Instruments, Inc. (a)	2,173	40,700
Zoran Corp. (a)	1,538	22,424
		941,393
Software - 4.1%
Aspen Technology, Inc. (a)	2,888	31,826
Blackbaud, Inc.	2,601	67,626
eSpeed, Inc. Class A (a)	4,635	40,464
FactSet Research Systems, Inc.	675	38,124
Hyperion Solutions Corp. (a)	600	21,564
Kronos, Inc. (a)	1,950	71,643
Macrovision Corp. (a)	3,062	86,532
Manhattan Associates, Inc. (a)	2,680	80,614
MICROS Systems, Inc. (a)	984	51,857
MicroStrategy, Inc. Class A (a)	745	84,937
Net 1 UEPS Technologies, Inc. (a)	1,460	43,158
Open Solutions, Inc. (a)	1,741	65,531
Parametric Technology Corp. (a)	2,822	50,852
Radiant Systems, Inc. (a)	3,300	34,452
Sybase, Inc. (a)	3,104	76,669
TIBCO Software, Inc. (a)	12,624	119,171
Verint Systems, Inc. (a)	1,600	54,848
		1,019,868
TOTAL INFORMATION TECHNOLOGY		4,770,492
MATERIALS - 4.5%
Chemicals - 1.7%
Georgia Gulf Corp.	2,100	40,551
H.B. Fuller Co.	4,052	104,623
Hercules, Inc. (a)	4,726	91,259
Koppers Holdings, Inc.	3,085	80,426

	Shares	Value (Note 1)
Spartech Corp.	2,755	$ 72,236
Westlake Chemical Corp.	1,465	45,972
		435,067
Construction Materials - 0.1%
Eagle Materials, Inc.	857	37,048
Containers & Packaging - 0.8%
Greif Brothers Corp. Class A	764	90,458
Rock-Tenn Co. Class A	3,663	99,304
		189,762
Metals & Mining - 1.7%
AK Steel Holding Corp. (a)	4,662	78,788
Amcol International Corp.	1,149	31,873
Brush Engineered Materials, Inc. (a)	2,293	77,435
Cleveland-Cliffs, Inc.	791	38,316
Compass Minerals International, Inc.	1,929	60,879
Gibraltar Industries, Inc.	1,184	27,836
Oregon Steel Mills, Inc. (a)	1,648	102,852
		417,979
Paper & Forest Products - 0.2%
Buckeye Technologies, Inc. (a)	3,500	41,930
TOTAL MATERIALS		1,121,786
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.7%
Alaska Communication Systems Group, Inc.	5,295	80,431
Cincinnati Bell, Inc.	11,741	53,656
Commonwealth Telephone Enterprises, Inc.	993	41,567
Consolidated Communications Holdings, Inc.	1,332	27,839
CT Communications, Inc.	2,364	54,183
FairPoint Communications, Inc.	2,580	48,891
General Communications, Inc. Class A (a)	5,405	85,021
Iowa Telecommunication Services, Inc.	1,780	35,084
		426,672
Wireless Telecommunication Services - 0.2%
Dobson Communications Corp. Class A	6,600	57,486
TOTAL TELECOMMUNICATION SERVICES		484,158
UTILITIES - 2.4%
Electric Utilities - 0.8%
Cleco Corp.	965	24,347
IDACORP, Inc.	1,750	67,638
ITC Holdings Corp.	950	37,905
Westar Energy, Inc.	2,353	61,084
		190,974
Common Stocks - continued
	Shares	Value (Note 1)
Gas Utilities - 1.0%
Laclede Group, Inc.	592	$ 20,738
Nicor, Inc.	1,650	77,220
Northwest Natural Gas Co.	850	36,074
Southwest Gas Corp.	2,369	90,899
WGL Holdings, Inc.	750	24,435
		249,366
Multi-Utilities - 0.6%
Avista Corp.	1,719	43,508
PNM Resources, Inc.	3,340	103,874
		147,382
TOTAL UTILITIES		587,722
TOTAL COMMON STOCKS (Cost $23,051,120)		24,771,625
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 4.86% 3/22/07 (c) (Cost $19,784)	$ 20,000	19,789
Money Market Funds - 2.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.37% (b) (Cost $483,144)	483,144	$ 483,144
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $23,554,048)	25,274,558
NET OTHER ASSETS - (1.7)%	(411,453)
NET ASSETS - 100%	$ 24,863,105
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1 Russell E-Mini Index Contracts	March 2007	$ 79,490	$ (482)

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $19,789.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Disciplined Small Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $23,070,904)	$ 24,791,414
Fidelity Central Funds (cost $483,144)	483,144
Total Investments (cost $23,554,048)		$ 25,274,558
Receivable for investments sold		167,402
Dividends receivable		33,031
Interest receivable		2,227
Prepaid expenses		56
Receivable from investment adviser for expense reductions		2,662
Total assets		25,479,936

Liabilities
Payable to custodian bank	$ 95
Payable for investments purchased	559,034
Accrued management fee	14,279
Distribution fees payable	423
Payable for daily variation on futures contracts	482
Other affiliated payables	3,339
Other payables and accrued expenses	39,179
Total liabilities		616,831

Net Assets		$ 24,863,105
Net Assets consist of:
Paid in capital		$ 23,111,280
Distributions in excess of net investment income		(364)
Accumulated undistributed net realized gain (loss) on investments		32,161
Net unrealized appreciation (depreciation) on investments		1,720,028
Net Assets		$ 24,863,105

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($10,119,360 ÷ 875,032 shares)	$ 11.56

Service Class: Net Asset Value, offering price and redemption price per share ($1,446,247 ÷ 125,114 shares)	$ 11.56

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,444,047 ÷ 125,060 shares)	$ 11.55

Investor Class: Net Asset Value, offering price and redemption price per share ($11,853,451 ÷ 1,026,637 shares)	$ 11.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 126,834
Interest		409
Income from Fidelity Central Funds		24,220
Total income		151,463

Expenses
Management fee	$ 81,566
Transfer agent fees	17,598
Distribution fees	4,770
Accounting fees and expenses	4,706
Custodian fees and expenses	7,997
Independent trustees' compensation	35
Audit	44,057
Legal	1,251
Miscellaneous	449
Total expenses before reductions	162,429
Expense reductions	(38,007)	124,422
Net investment income (loss)		27,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,987)
Futures contracts	38,734
Total net realized gain (loss)		34,747
Change in net unrealized appreciation (depreciation) on: Investment securities	1,752,658
Futures contracts	(482)
Total change in net unrealized appreciation (depreciation)		1,752,176
Net gain (loss)		1,786,923
Net increase (decrease) in net assets resulting from operations		$ 1,813,964

Statement of Changes in Net Assets

	Year ended December 31, 2006	For the period December 27, 2005 (commencement of operations) to December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,041	$ 1,884
Net realized gain (loss)	34,747	30
Change in net unrealized appreciation (depreciation)	1,752,176	(32,148)
Net increase (decrease) in net assets resulting from operations	1,813,964	(30,234)
Distributions to shareholders from net investment income	(31,905)	-
Share transactions - net increase (decrease)	18,111,240	5,000,040
Total increase (decrease) in net assets	19,893,299	4,969,806

Net Assets
Beginning of period	4,969,806	-
End of period (including distributions in excess of net investment income of $364 and undistributed net investment income of $1,884, respectively)	$ 24,863,105	$ 4,969,806

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	- J
Net realized and unrealized gain (loss)	1.60	(.06)
Total from investment operations	1.64	(.06)
Distributions from net investment income	(.02)	-
Net asset value, end of period	$ 11.56	$ 9.94
Total Return B, C, D	16.51%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.30%	42.86% A
Expenses net of fee waivers, if any	1.00%	1.00% A
Expenses net of all reductions	.98%	1.00% A
Net investment income (loss)	.34%	2.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,119	$ 1,242
Portfolio turnover rate G	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	- J
Net realized and unrealized gain (loss)	1.60	(.06)
Total from investment operations	1.63	(.06)
Distributions from net investment income	(.01)	-
Net asset value, end of period	$ 11.56	$ 9.94
Total Return B, C, D	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.54%	42.96% A
Expenses net of fee waivers, if any	1.10%	1.10% A
Expenses net of all reductions	1.08%	1.10% A
Net investment income (loss)	.24%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,446	$ 1,242
Portfolio turnover rate G	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	- J
Net realized and unrealized gain (loss)	1.61	(.06)
Total from investment operations	1.62	(.06)
Distributions from net investment income	(.01)	-
Net asset value, end of period	$ 11.55	$ 9.94
Total Return B, C, D	16.25%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.69%	43.12% A
Expenses net of fee waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.23%	1.25% A
Net investment income (loss)	.09%	2.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,444	$ 1,242
Portfolio turnover rate G	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	- J
Net realized and unrealized gain (loss)	1.61	(.06)
Total from investment operations	1.63	(.06)
Distributions from net investment income	(.02)	-
Net asset value, end of period	$ 11.55	$ 9.94
Total Return B, C, D	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	43.46% A
Expenses net of fee waivers, if any	1.15%	1.15% A
Expenses net of all reductions	1.13%	1.15% A
Net investment income (loss)	.19%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,853	$ 1,242
Portfolio turnover rate G	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,397,816
Unrealized depreciation	(680,016)
Net unrealized appreciation (depreciation)	1,717,800
Undistributed ordinary income	11,025
Undistributed long-term capital gain	23,002

Cost for federal income tax purposes	$ 23,556,758

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 31,905	$ -

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of

VIP Disciplined Small Cap Portfolio

2. Operating Policies - continued

Futures Contracts - continued

Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,525,338 and $5,422,931, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,363
Service Class 2	3,407
$ 4,770

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .18% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 4,192
Service Class	965
Service Class 2	963
Investor Class	11,478
$ 17,598

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 11,405
Service Class	1.10%	6,068
Service Class 2	1.25%	6,065
Investor Class	1.15%	12,991
		$ 36,529

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,478

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

19. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 14,319	$ -
Service Class	1,250	-
Service Class 2	625	-
Investor Class	15,711	-
Total	$ 31,905	$ -

VIP Disciplined Small Cap Portfolio

20. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	797,533	125,001	$ 8,803,125	$ 1,250,010
Reinvestment of distributions	1,253	-	14,319	-
Shares redeemed	(48,755)	-	(521,599)	-
Net increase (decrease)	750,031	125,001	$ 8,295,845	$ 1,250,010
Service Class
Shares sold	-	125,001	$ -	$ 1,250,010
Reinvestment of distributions	113	-	1,250	-
Shares redeemed	-	-	-	-
Net increase (decrease)	113	125,001	$ 1,250	$ 1,250,010
Service Class 2
Shares sold	-	125,001	$ -	$ 1,250,010
Reinvestment of distributions	59	-	625	-
Shares redeemed	-	-	-	-
Net increase (decrease)	59	125,001	$ 625	$ 1,250,010
Investor Class
Shares sold	1,000,223	125,001	$ 10,869,283	$ 1,250,010
Reinvestment of distributions	1,376	-	15,711	-
Shares redeemed	(99,963)	-	(1,071,474)	-
Net increase (decrease)	901,636	125,001	$ 9,813,520	$ 1,250,010

A For the period December 27, 2005 (commencement of operations) to December 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 2006 and for the period from December 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2006 and for the period from December 27, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Disciplined Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Disciplined Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of VIP Disciplined Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of VIP Disciplined Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Disciplined Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Disciplined Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of VIP Disciplined Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Disciplined Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Disciplined Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2005 Assistant Treasurer of VIP Disciplined Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2005 Assistant Treasurer of VIP Disciplined Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2005 Assistant Treasurer of VIP Disciplined Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Disciplined Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of VIP II Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/09/07	02/09/07	$0.00	$.015
Service Class	02/09/07	02/09/07	$0.00	$.015
Service Class 2	02/09/07	02/09/07	$0.00	$.015
Investor Class	02/09/07	02/09/07	$0.00	$.015

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2006, $23,002, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 19% and 100%; Service Class designates 19% and 100%; Service Class 2 designates 19%; and Investor Class designates 19% and 100% of the dividends distributed in February 2006 and December 2006, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Fund

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for the period, the total expenses of Service Class ranked equal to its competitive median for the period, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that Investor Class was above median primarily due to its higher transfer agent fee.

In its review of total expenses, the Board also considered Fidelity fee The Board considered that Investor Class was above median primarily due to its higher transfer agent fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Disciplined Small Cap Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

VDSC-ANN-0207
1.820582.101

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Portfolio

VIP Index 500 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 - Initial Class	15.73%	6.02%	8.17%
VIP Index 500 - Service ClassA	15.61%	5.92%	8.10%
VIP Index 500 - Service Class 2B	15.44%	5.76%	7.99%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

VIP Index 500 Portfolio

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

U.S. stock markets registered their fourth consecutive year of positive returns in 2006. Among the highlights were the performances of the Dow Jones Industrial AverageSM - a gauge of 30 mega-cap, blue-chip stocks - and the small-cap-oriented Russell 2000® Index, both of which reached new highs. The efforts of the Federal Reserve Board to contain inflation levels also dominated the investment headlines. In all, the Fed hiked short-term interest rates four times, but held rates steady after its June 29 increase, finally pausing after 17 rate hikes over a two-year period. A slowing residential housing market and moderating oil prices - the latter of which hit a record closing high of $77 per barrel in July before falling sharply - also held economic growth in check. For the year overall, the Standard & Poor's 500SM Index was up 15.79%, the Dow advanced 19.05%, the Russell 2000 Index gained 18.37% and the NASDAQ Composite® Index rose 10.39%.

The fund's return was closely in line with the S&P 500® during the past year. (For specific portfolio performance results, please refer to the performance section of this report.) Energy giants Exxon Mobil and Chevron continued to perform well, as energy prices remained well above historical averages. On a sector basis, the strongest results came from our exposure to telecommunication services, energy, utilities and financials stocks. Shares of communications equipment maker Cisco rose on robust sales and profits. Telecommunications rivals AT&T and BellSouth both gained ground as well. The two companies, whose merger was approved just before the end of the period, turned in better-than-expected earnings. On the other side, health care, technology and industrials stocks were weaker performing groups in relative terms, although all performed positively. In technology, computer and consumer electronics retailer Dell continued to struggle in the face of strong competition. The company responded by cutting prices, which in turn led to missed revenue targets. Dell's struggles also had a negative impact on one of its main suppliers, semiconductor manufacturer Intel. Intel - the largest drag on index performance during the past year - itself struggled with weak sales and growing competition. Also detracting was Internet services company Yahoo, whose difficulties included a delay in the release of its long-awaited advertising search software. Another Internet stock, online auction house eBay, fell after the company forecasted weaker-than-expected revenues and profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Index 500 Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,127.00	$ .54
HypotheticalA	$ 1,000.00	$ 1,024.70	$ .51
Service Class
Actual	$ 1,000.00	$ 1,126.50	$ 1.07
HypotheticalA	$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2
Actual	$ 1,000.00	$ 1,125.60	$ 1.88
HypotheticalA	$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.10%
Service Class	.20%
Service Class 2.35%

Annual Report

VIP Index 500 Portfolio

Investment Changes

Top Ten Stocks as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	3.2
General Electric Co.	3.0	3.0
Citigroup, Inc.	2.1	2.1
Microsoft Corp.	2.0	1.8
Bank of America Corp.	1.9	1.9
Procter & Gamble Co.	1.6	1.6
Johnson & Johnson	1.5	1.5
Pfizer, Inc.	1.4	1.5
American International Group, Inc.	1.4	1.3
Altria Group, Inc.	1.4	1.3
	19.7
Market Sectors as of December 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	21.2
Information Technology	14.8	14.7
Health Care	11.8	12.1
Industrials	10.6	11.6
Consumer Discretionary	10.4	10.1
Energy	9.6	10.1
Consumer Staples	9.1	9.5
Utilities	3.5	3.4
Telecommunication Services	3.5	3.3
Materials	2.9	3.0
Asset Allocation
To match the Standard & Poor's 500 Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

VIP Index 500 Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Johnson Controls, Inc.	45,818	$ 3,936,683
The Goodyear Tire & Rubber Co. (a)	41,534	871,799
		4,808,482
Automobiles - 0.4%
Ford Motor Co.	442,043	3,319,743
General Motors Corp.	132,365	4,066,253
Harley-Davidson, Inc.	60,643	4,273,512
		11,659,508
Distributors - 0.1%
Genuine Parts Co.	39,878	1,891,414
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (a)	32,750	1,276,268
H&R Block, Inc.	75,426	1,737,815
		3,014,083
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	104,137	5,107,920
Darden Restaurants, Inc.	34,361	1,380,281
Harrah's Entertainment, Inc.	43,533	3,601,050
Hilton Hotels Corp.	90,476	3,157,612
International Game Technology	79,429	3,669,620
Marriott International, Inc. Class A	78,651	3,753,226
McDonald's Corp.	289,426	12,830,255
Starbucks Corp. (a)	176,936	6,267,073
Starwood Hotels & Resorts Worldwide, Inc.	49,613	3,100,813
Wendy's International, Inc.	22,372	740,289
Wyndham Worldwide Corp. (a)	46,369	1,484,735
Yum! Brands, Inc.	62,034	3,647,599
		48,740,473
Household Durables - 0.6%
Black & Decker Corp.	15,920	1,273,122
Centex Corp.	27,776	1,562,956
D.R. Horton, Inc.	64,584	1,710,830
Fortune Brands, Inc.	35,427	3,025,112
Harman International Industries, Inc.	15,273	1,525,925
KB Home	18,379	942,475
Leggett & Platt, Inc.	41,887	1,001,099
Lennar Corp. Class A	32,263	1,692,517
Newell Rubbermaid, Inc.	64,871	1,878,015
Pulte Homes, Inc.	49,450	1,637,784
Snap-On, Inc.	13,662	650,858
The Stanley Works	19,027	956,868
Whirlpool Corp.	18,343	1,522,836
		19,380,397
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	72,299	2,852,919
IAC/InterActiveCorp (a)	52,233	1,940,978
		4,793,897

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.2%
Brunswick Corp.	21,485	$ 685,372
Eastman Kodak Co.	67,233	1,734,611
Hasbro, Inc.	37,170	1,012,883
Mattel, Inc.	89,258	2,022,586
		5,455,452
Media - 3.7%
CBS Corp. Class B	182,894	5,702,635
Clear Channel Communications, Inc.	115,559	4,106,967
Comcast Corp. Class A	487,034	20,616,149
Dow Jones & Co., Inc.	15,228	578,664
E.W. Scripps Co. Class A	19,500	973,830
Gannett Co., Inc.	54,835	3,315,324
Interpublic Group of Companies, Inc.	103,247	1,263,743
McGraw-Hill Companies, Inc.	82,891	5,638,246
Meredith Corp.	9,065	510,813
News Corp. Class A	547,776	11,766,228
Omnicom Group, Inc.	39,994	4,180,973
The DIRECTV Group, Inc. (a)	180,397	4,499,101
The New York Times Co. Class A	33,650	819,714
The Walt Disney Co.	484,064	16,588,873
Time Warner, Inc.	934,299	20,349,032
Tribune Co.	44,615	1,373,250
Univision Communications, Inc. Class A (a)	59,036	2,091,055
Viacom, Inc. Class B (non-vtg.) (a)	163,644	6,714,313
		111,088,910
Multiline Retail - 1.1%
Big Lots, Inc. (a)	25,624	587,302
Dillard's, Inc. Class A	14,247	498,218
Dollar General Corp.	73,023	1,172,749
Family Dollar Stores, Inc.	35,486	1,040,804
Federated Department Stores, Inc.	122,901	4,686,215
JCPenney Co., Inc.	52,650	4,073,004
Kohl's Corp. (a)	76,530	5,236,948
Nordstrom, Inc.	53,536	2,641,466
Sears Holdings Corp. (a)	19,449	3,266,071
Target Corp.	200,998	11,466,936
		34,669,713
Specialty Retail - 1.9%
AutoNation, Inc. (a)	35,006	746,328
AutoZone, Inc. (a)	11,848	1,369,155
Bed Bath & Beyond, Inc. (a)	66,153	2,520,429
Best Buy Co., Inc.	94,407	4,643,880
Circuit City Stores, Inc.	33,203	630,193
Gap, Inc.	123,307	2,404,487
Home Depot, Inc.	477,609	19,180,777
Limited Brands, Inc.	80,042	2,316,415
Lowe's Companies, Inc.	356,365	11,100,770
Office Depot, Inc. (a)	65,154	2,486,928
OfficeMax, Inc.	17,429	865,350
RadioShack Corp.	31,786	533,369
Sherwin-Williams Co.	26,188	1,665,033
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Staples, Inc.	169,112	$ 4,515,290
Tiffany & Co., Inc.	31,674	1,242,888
TJX Companies, Inc.	106,503	3,037,466
		59,258,758
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	85,998	3,694,474
Jones Apparel Group, Inc.	25,802	862,561
Liz Claiborne, Inc.	23,985	1,042,388
NIKE, Inc. Class B	44,003	4,357,617
VF Corp.	20,924	1,717,442
		11,674,482
TOTAL CONSUMER DISCRETIONARY		316,435,569
CONSUMER STAPLES - 9.1%
Beverages - 2.0%
Anheuser-Busch Companies, Inc.	179,921	8,852,113
Brown-Forman Corp. Class B (non-vtg.)	18,434	1,221,068
Coca-Cola Enterprises, Inc.	64,860	1,324,441
Constellation Brands, Inc. Class A (sub. vtg.)	49,163	1,426,710
Molson Coors Brewing Co. Class B	10,701	817,984
Pepsi Bottling Group, Inc.	32,034	990,171
PepsiCo, Inc.	384,283	24,036,902
The Coca-Cola Co.	477,195	23,024,659
		61,694,048
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	107,245	5,670,043
CVS Corp.	192,733	5,957,377
Kroger Co.	167,893	3,873,292
Safeway, Inc.	103,742	3,585,324
SUPERVALU, Inc.	48,180	1,722,435
Sysco Corp.	144,655	5,317,518
Wal-Mart Stores, Inc.	575,492	26,576,221
Walgreen Co.	234,824	10,776,073
Whole Foods Market, Inc.	33,449	1,569,762
		65,048,045
Food Products - 1.1%
Archer-Daniels-Midland Co.	153,810	4,915,768
Campbell Soup Co.	50,968	1,982,146
ConAgra Foods, Inc.	119,244	3,219,588
Dean Foods Co. (a)	31,302	1,323,449
General Mills, Inc.	80,287	4,624,531
H.J. Heinz Co.	77,106	3,470,541
Hershey Co.	40,692	2,026,462
Kellogg Co.	58,728	2,939,924
McCormick & Co., Inc. (non-vtg.)	30,753	1,185,836
Sara Lee Corp.	174,775	2,976,418

	Shares	Value (Note 1)
Tyson Foods, Inc. Class A	58,964	$ 969,958
Wm. Wrigley Jr. Co.	51,370	2,656,856
		32,291,477
Household Products - 2.1%
Clorox Co.	35,529	2,279,185
Colgate-Palmolive Co.	120,362	7,852,417
Kimberly-Clark Corp.	107,254	7,287,909
Procter & Gamble Co.	741,558	47,659,933
		65,079,444
Personal Products - 0.2%
Avon Products, Inc.	104,034	3,437,283
Estee Lauder Companies, Inc. Class A	29,802	1,216,518
		4,653,801
Tobacco - 1.6%
Altria Group, Inc.	490,482	42,093,165
Reynolds American, Inc.	40,123	2,626,853
UST, Inc.	37,653	2,191,405
		46,911,423
TOTAL CONSUMER STAPLES		275,678,238
ENERGY - 9.6%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	75,060	5,603,980
BJ Services Co.	68,604	2,011,469
Halliburton Co.	235,311	7,306,407
Nabors Industries Ltd. (a)	70,054	2,086,208
National Oilwell Varco, Inc. (a)	41,071	2,512,724
Noble Corp.	31,728	2,416,087
Rowan Companies, Inc.	25,844	858,021
Schlumberger Ltd. (NY Shares)	275,728	17,414,980
Smith International, Inc.	46,662	1,916,408
Transocean, Inc. (a)	68,428	5,535,141
Weatherford International Ltd. (a)	79,500	3,322,305
		50,983,730
Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	107,590	4,682,317
Apache Corp.	77,090	5,127,256
Chesapeake Energy Corp.	97,330	2,827,437
Chevron Corp.	510,164	37,512,359
ConocoPhillips	385,146	27,711,255
CONSOL Energy, Inc.	42,737	1,373,140
Devon Energy Corp.	103,438	6,938,621
El Paso Corp.	165,077	2,522,377
EOG Resources, Inc.	56,978	3,558,276
Exxon Mobil Corp.	1,364,930	104,594,581
Hess Corp.	63,355	3,140,507
Kinder Morgan, Inc.	25,099	2,654,219
Marathon Oil Corp.	82,263	7,609,328
Murphy Oil Corp.	43,775	2,225,959
Occidental Petroleum Corp.	201,618	9,845,007
Peabody Energy Corp.	61,738	2,494,833
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	28,812	$ 1,796,716
Valero Energy Corp.	141,494	7,238,833
Williams Companies, Inc.	139,556	3,645,203
XTO Energy, Inc.	85,635	4,029,127
		241,527,351
TOTAL ENERGY		292,511,081
FINANCIALS - 21.9%
Capital Markets - 3.8%
Ameriprise Financial, Inc.	56,625	3,086,063
Bank of New York Co., Inc.	178,839	7,040,891
Bear Stearns Companies, Inc.	27,453	4,468,799
Charles Schwab Corp.	239,371	4,629,435
E*TRADE Financial Corp.	99,916	2,240,117
Federated Investors, Inc. Class B (non-vtg.)	21,139	714,075
Franklin Resources, Inc.	39,012	4,297,952
Goldman Sachs Group, Inc.	99,654	19,866,025
Janus Capital Group, Inc.	46,381	1,001,366
Legg Mason, Inc.	30,755	2,923,263
Lehman Brothers Holdings, Inc.	124,045	9,690,395
Mellon Financial Corp.	96,385	4,062,628
Merrill Lynch & Co., Inc.	206,868	19,259,411
Morgan Stanley	247,726	20,172,328
Northern Trust Corp.	43,872	2,662,592
State Street Corp.	77,713	5,240,965
T. Rowe Price Group, Inc.	61,697	2,700,478
		114,056,783
Commercial Banks - 4.1%
BB&T Corp.	126,591	5,561,143
Comerica, Inc.	37,176	2,181,488
Commerce Bancorp, Inc., New Jersey	43,888	1,547,930
Compass Bancshares, Inc.	30,383	1,812,346
Fifth Third Bancorp	130,600	5,345,458
First Horizon National Corp.	29,128	1,216,968
Huntington Bancshares, Inc.	55,611	1,320,761
KeyCorp	93,979	3,574,021
M&T Bank Corp.	18,129	2,214,639
Marshall & Ilsley Corp.	59,701	2,872,215
National City Corp.	147,801	5,403,605
PNC Financial Services Group, Inc.	68,758	5,090,842
Regions Financial Corp.	170,620	6,381,188
SunTrust Banks, Inc.	82,877	6,998,963
Synovus Financial Corp.	76,053	2,344,714
U.S. Bancorp, Delaware	411,378	14,887,770
Wachovia Corp.	446,052	25,402,661
Wells Fargo & Co.	790,050	28,094,178
Zions Bancorp	25,023	2,062,896
		124,313,786

	Shares	Value (Note 1)
Consumer Finance - 1.0%
American Express Co.	281,944	$ 17,105,542
Capital One Financial Corp.	95,477	7,334,543
SLM Corp.	95,659	4,665,289
		29,105,374
Diversified Financial Services - 5.6%
Bank of America Corp.	1,050,920	56,108,619
Chicago Mercantile Exchange Holdings, Inc. Class A	8,148	4,153,443
CIT Group, Inc.	46,406	2,588,063
Citigroup, Inc.	1,149,906	64,049,764
JPMorgan Chase & Co.	811,812	39,210,520
Moody's Corp.	55,003	3,798,507
		169,908,916
Insurance - 4.8%
ACE Ltd.	76,187	4,614,647
AFLAC, Inc.	115,725	5,323,350
Allstate Corp.	146,250	9,522,338
AMBAC Financial Group, Inc.	24,828	2,211,430
American International Group, Inc.	608,392	43,597,371
Aon Corp.	72,471	2,561,125
Cincinnati Financial Corp.	40,544	1,837,049
Genworth Financial, Inc. Class A (non-vtg.)	103,719	3,548,227
Hartford Financial Services Group, Inc.	74,170	6,920,803
Lincoln National Corp.	67,195	4,461,748
Loews Corp.	106,936	4,434,636
Marsh & McLennan Companies, Inc.	128,975	3,954,374
MBIA, Inc.	31,549	2,304,970
MetLife, Inc.	177,911	10,498,528
Principal Financial Group, Inc.	63,130	3,705,731
Progressive Corp.	178,252	4,317,263
Prudential Financial, Inc.	111,628	9,584,380
SAFECO Corp.	24,632	1,540,732
The Chubb Corp.	96,334	5,097,032
The St. Paul Travelers Companies, Inc.	161,479	8,669,808
Torchmark Corp.	22,952	1,463,420
UnumProvident Corp.	80,162	1,665,766
XL Capital Ltd. Class A	42,258	3,043,421
		144,878,149
Real Estate Investment Trusts - 1.1%
Apartment Investment & Management Co. Class A	22,581	1,264,988
Archstone-Smith Trust	51,106	2,974,880
Boston Properties, Inc.	27,339	3,058,687
Equity Office Properties Trust	82,255	3,962,223
Equity Residential (SBI)	68,366	3,469,575
Kimco Realty Corp.	52,895	2,377,630
Plum Creek Timber Co., Inc.	41,430	1,650,986
ProLogis Trust	57,908	3,519,069
Public Storage, Inc.	28,674	2,795,715
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	51,787	$ 5,245,505
Vornado Realty Trust	30,218	3,671,487
		33,990,745
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	43,242	1,435,634
Realogy Corp. (a)	50,169	1,521,124
		2,956,758
Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp.	145,345	6,169,895
Fannie Mae	228,184	13,551,848
Freddie Mac	162,177	11,011,818
MGIC Investment Corp.	19,428	1,215,027
Sovereign Bancorp, Inc.	84,110	2,135,553
Washington Mutual, Inc.	221,202	10,062,479
		44,146,620
TOTAL FINANCIALS		663,357,131
HEALTH CARE - 11.8%
Biotechnology - 1.3%
Amgen, Inc. (a)	272,991	18,648,015
Biogen Idec, Inc. (a)	78,895	3,880,845
Celgene Corp. (a)	87,160	5,014,315
Genzyme Corp. (a)	61,514	3,788,032
Gilead Sciences, Inc. (a)	107,610	6,987,117
MedImmune, Inc. (a)	55,980	1,812,073
		40,130,397
Health Care Equipment & Supplies - 1.6%
Bausch & Lomb, Inc.	12,583	655,071
Baxter International, Inc.	153,157	7,104,953
Becton, Dickinson & Co.	57,718	4,048,918
Biomet, Inc.	57,316	2,365,431
Boston Scientific Corp. (a)	275,951	4,740,838
C.R. Bard, Inc.	24,100	1,999,577
Hospira, Inc. (a)	36,463	1,224,428
Medtronic, Inc.	269,390	14,415,059
St. Jude Medical, Inc. (a)	82,720	3,024,243
Stryker Corp.	69,559	3,833,396
Zimmer Holdings, Inc. (a)	55,849	4,377,445
		47,789,359
Health Care Providers & Services - 2.4%
Aetna, Inc.	122,159	5,274,826
AmerisourceBergen Corp.	44,953	2,021,087
Cardinal Health, Inc.	94,782	6,106,804
Caremark Rx, Inc.	99,801	5,699,635
CIGNA Corp.	24,003	3,158,075
Coventry Health Care, Inc. (a)	37,293	1,866,515
Express Scripts, Inc. (a)	31,695	2,269,362

	Shares	Value (Note 1)
Health Management Associates, Inc. Class A	56,297	$ 1,188,430
Humana, Inc. (a)	38,901	2,151,614
Laboratory Corp. of America Holdings (a)	29,346	2,156,051
Manor Care, Inc.	17,306	811,998
McKesson Corp.	69,263	3,511,634
Medco Health Solutions, Inc. (a)	68,668	3,669,618
Patterson Companies, Inc. (a)	32,518	1,154,714
Quest Diagnostics, Inc.	37,431	1,983,843
Tenet Healthcare Corp. (a)	110,299	768,784
UnitedHealth Group, Inc.	315,227	16,937,147
WellPoint, Inc. (a)	145,099	11,417,840
		72,147,977
Health Care Technology - 0.0%
IMS Health, Inc.	46,439	1,276,144
Life Sciences Tools & Services - 0.3%
Applera Corp. - Applied Biosystems Group	42,874	1,573,047
Millipore Corp. (a)	12,498	832,367
PerkinElmer, Inc.	28,777	639,713
Thermo Fisher Scientific, Inc. (a)	95,501	4,325,240
Waters Corp. (a)	23,750	1,163,038
		8,533,405
Pharmaceuticals - 6.2%
Abbott Laboratories	359,192	17,496,242
Allergan, Inc.	35,982	4,308,485
Barr Pharmaceuticals, Inc. (a)	24,897	1,247,838
Bristol-Myers Squibb Co.	460,258	12,113,991
Eli Lilly & Co.	230,390	12,003,319
Forest Laboratories, Inc. (a)	74,120	3,750,472
Johnson & Johnson	678,513	44,795,428
King Pharmaceuticals, Inc. (a)	56,894	905,752
Merck & Co., Inc.	508,062	22,151,503
Mylan Laboratories, Inc.	49,592	989,856
Pfizer, Inc.	1,687,402	43,703,712
Schering-Plough Corp.	346,954	8,201,993
Watson Pharmaceuticals, Inc. (a)	23,980	624,199
Wyeth	315,157	16,047,794
		188,340,584
TOTAL HEALTH CARE		358,217,866
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.4%
General Dynamics Corp.	94,696	7,040,648
Goodrich Corp.	29,197	1,329,923
Honeywell International, Inc.	191,081	8,644,504
L-3 Communications Holdings, Inc.	29,238	2,391,084
Lockheed Martin Corp.	83,329	7,672,101
Northrop Grumman Corp.	80,834	5,472,462
Raytheon Co.	104,053	5,493,998
Rockwell Collins, Inc.	39,129	2,476,474
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	185,049	$ 16,439,753
United Technologies Corp.	234,876	14,684,448
		71,645,395
Air Freight & Logistics - 0.9%
FedEx Corp.	71,759	7,794,463
United Parcel Service, Inc. Class B	251,233	18,837,450
		26,631,913
Airlines - 0.1%
Southwest Airlines Co.	185,306	2,838,888
Building Products - 0.1%
American Standard Companies, Inc.	40,595	1,861,281
Masco Corp.	92,251	2,755,537
		4,616,818
Commercial Services & Supplies - 0.5%
Allied Waste Industries, Inc.	59,422	730,296
Avery Dennison Corp.	22,092	1,500,710
Cintas Corp.	31,938	1,268,258
Equifax, Inc.	29,282	1,188,849
Monster Worldwide, Inc. (a)	30,041	1,401,112
Pitney Bowes, Inc.	51,925	2,398,416
R.R. Donnelley & Sons Co.	50,736	1,803,157
Robert Half International, Inc.	39,217	1,455,735
Waste Management, Inc.	125,205	4,603,788
		16,350,321
Construction & Engineering - 0.0%
Fluor Corp.	20,604	1,682,317
Electrical Equipment - 0.5%
American Power Conversion Corp.	39,561	1,210,171
Cooper Industries Ltd. Class A	21,275	1,923,898
Emerson Electric Co.	187,772	8,278,867
Rockwell Automation, Inc.	39,824	2,432,450
		13,845,386
Industrial Conglomerates - 4.0%
3M Co.	172,326	13,429,365
General Electric Co.	2,412,322	89,762,502
Textron, Inc.	29,357	2,752,806
Tyco International Ltd.	465,435	14,149,224
		120,093,897
Machinery - 1.4%
Caterpillar, Inc.	152,239	9,336,818
Cummins, Inc.	12,277	1,450,896
Danaher Corp.	55,465	4,017,885
Deere & Co.	54,105	5,143,762
Dover Corp.	47,779	2,342,127
Eaton Corp.	34,869	2,620,057
Illinois Tool Works, Inc.	98,170	4,534,472
Ingersoll-Rand Co. Ltd. Class A	71,752	2,807,656
ITT Corp.	43,223	2,455,931
PACCAR, Inc.	58,111	3,771,404

	Shares	Value (Note 1)
Pall Corp.	28,647	$ 989,754
Parker Hannifin Corp.	27,596	2,121,580
Terex Corp. (a)	23,791	1,536,423
		43,128,765
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	84,062	6,204,616
CSX Corp.	101,842	3,506,420
Norfolk Southern Corp.	92,881	4,670,985
Ryder System, Inc.	14,212	725,665
Union Pacific Corp.	63,120	5,808,302
		20,915,988
Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	17,114	1,196,953
TOTAL INDUSTRIALS		322,946,641
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 2.6%
ADC Telecommunications, Inc. (a)	27,435	398,631
Avaya, Inc. (a)	106,271	1,485,669
Ciena Corp. (a)	19,761	547,577
Cisco Systems, Inc. (a)	1,421,150	38,840,030
Comverse Technology, Inc. (a)	47,274	997,954
Corning, Inc. (a)	366,081	6,849,376
JDS Uniphase Corp. (a)	49,399	822,987
Juniper Networks, Inc. (a)	132,398	2,507,618
Motorola, Inc.	565,740	11,631,614
QUALCOMM, Inc.	386,734	14,614,678
Tellabs, Inc. (a)	103,387	1,060,751
		79,756,885
Computers & Peripherals - 3.7%
Apple Computer, Inc. (a)	199,038	16,886,384
Dell, Inc. (a)	531,608	13,338,045
EMC Corp. (a)	515,410	6,803,412
Hewlett-Packard Co.	640,976	26,401,801
International Business Machines Corp.	352,519	34,247,221
Lexmark International, Inc. Class A (a)	22,917	1,677,524
NCR Corp. (a)	41,703	1,783,220
Network Appliance, Inc. (a)	87,487	3,436,489
QLogic Corp. (a)	36,892	808,673
SanDisk Corp. (a)	52,664	2,266,132
Sun Microsystems, Inc. (a)	823,654	4,464,205
		112,113,106
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc. (a)	95,640	3,333,054
Jabil Circuit, Inc.	43,222	1,061,100
Molex, Inc.	33,177	1,049,389
Sanmina-SCI Corp. (a)	124,694	430,194
Solectron Corp. (a)	214,027	689,167
Symbol Technologies, Inc.	59,614	890,633
Tektronix, Inc.	19,304	563,098
		8,016,635
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.3%
eBay, Inc. (a)	270,789	$ 8,142,625
Google, Inc. Class A (sub. vtg.) (a)	50,153	23,094,453
VeriSign, Inc. (a)	57,368	1,379,700
Yahoo!, Inc. (a)	286,489	7,316,929
		39,933,707
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	27,748	1,355,212
Automatic Data Processing, Inc.	128,854	6,346,060
Cognizant Technology Solutions Corp. Class A (a)	33,183	2,560,400
Computer Sciences Corp. (a)	40,186	2,144,727
Convergys Corp. (a)	32,246	766,810
Electronic Data Systems Corp.	121,042	3,334,707
Fidelity National Information Services, Inc.	37,884	1,518,770
First Data Corp.	179,213	4,573,516
Fiserv, Inc. (a)	40,527	2,124,425
Paychex, Inc.	79,236	3,132,991
Sabre Holdings Corp. Class A	30,979	987,920
The Western Union Co.	179,368	4,021,431
Unisys Corp. (a)	80,639	632,210
		33,499,179
Office Electronics - 0.1%
Xerox Corp. (a)	225,896	3,828,937
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)	128,386	2,612,655
Altera Corp. (a)	84,682	1,666,542
Analog Devices, Inc.	80,036	2,630,783
Applied Materials, Inc.	325,037	5,996,933
Broadcom Corp. Class A (a)	109,746	3,545,893
Intel Corp.	1,349,371	27,324,763
KLA-Tencor Corp.	46,590	2,317,853
Linear Technology Corp.	69,962	2,121,248
LSI Logic Corp. (a)	93,753	843,777
Maxim Integrated Products, Inc.	75,049	2,298,000
Micron Technology, Inc. (a)	176,548	2,464,610
National Semiconductor Corp.	67,530	1,532,931
Novellus Systems, Inc. (a)	28,926	995,633
NVIDIA Corp. (a)	83,205	3,079,417
PMC-Sierra, Inc. (a)	49,102	329,474
Teradyne, Inc. (a)	44,412	664,404
Texas Instruments, Inc.	347,261	10,001,117
Xilinx, Inc.	78,686	1,873,514
		72,299,547
Software - 3.3%
Adobe Systems, Inc. (a)	136,515	5,613,497
Autodesk, Inc. (a)	54,223	2,193,863
BMC Software, Inc. (a)	47,996	1,545,471

	Shares	Value (Note 1)
CA, Inc.	96,112	$ 2,176,937
Citrix Systems, Inc. (a)	42,261	1,143,160
Compuware Corp. (a)	82,431	686,650
Electronic Arts, Inc. (a)	72,195	3,635,740
Intuit, Inc. (a)	81,593	2,489,402
Microsoft Corp.	2,024,478	60,450,913
Novell, Inc. (a)	79,336	491,883
Oracle Corp. (a)	936,208	16,046,605
Symantec Corp. (a)	219,517	4,576,929
		101,051,050
TOTAL INFORMATION TECHNOLOGY		450,499,046
MATERIALS - 2.9%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	51,564	3,623,918
Ashland, Inc.	13,379	925,559
Dow Chemical Co.	223,536	8,928,028
E.I. du Pont de Nemours & Co.	215,254	10,485,022
Eastman Chemical Co.	19,256	1,142,073
Ecolab, Inc.	41,730	1,886,196
Hercules, Inc. (a)	26,576	513,183
International Flavors & Fragrances, Inc.	18,260	897,662
Monsanto Co.	127,144	6,678,874
PPG Industries, Inc.	38,675	2,483,322
Praxair, Inc.	75,565	4,483,271
Rohm & Haas Co.	33,226	1,698,513
Sigma Aldrich Corp.	15,431	1,199,297
		44,944,918
Construction Materials - 0.0%
Vulcan Materials Co.	22,097	1,985,857
Containers & Packaging - 0.2%
Ball Corp.	24,382	1,063,055
Bemis Co., Inc.	24,534	833,665
Pactiv Corp. (a)	31,141	1,111,422
Sealed Air Corp.	18,867	1,224,846
Temple-Inland, Inc.	25,037	1,152,453
		5,385,441
Metals & Mining - 0.9%
Alcoa, Inc.	202,920	6,089,629
Allegheny Technologies, Inc.	23,572	2,137,509
Freeport-McMoRan Copper & Gold, Inc. Class B	46,085	2,568,317
Newmont Mining Corp.	105,362	4,757,094
Nucor Corp.	70,702	3,864,571
Phelps Dodge Corp.	47,738	5,715,193
United States Steel Corp.	27,726	2,027,880
		27,160,193
Paper & Forest Products - 0.3%
International Paper Co.	106,473	3,630,729
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	42,402	$ 1,274,604
Weyerhaeuser Co.	55,354	3,910,760
		8,816,093
TOTAL MATERIALS		88,292,502
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	874,456	31,261,802
BellSouth Corp.	445,640	20,994,100
CenturyTel, Inc.	26,863	1,172,839
Citizens Communications Co.	75,331	1,082,506
Embarq Corp.	34,984	1,838,759
Qwest Communications International, Inc. (a)	376,325	3,149,840
Verizon Communications, Inc.	683,231	25,443,522
Windstream Corp.	111,577	1,586,625
		86,529,993
Wireless Telecommunication Services - 0.6%
ALLTEL Corp.	87,438	5,288,250
Sprint Nextel Corp.	677,471	12,797,427
		18,085,677
TOTAL TELECOMMUNICATION SERVICES		104,615,670
UTILITIES - 3.5%
Electric Utilities - 1.5%
Allegheny Energy, Inc. (a)	38,675	1,775,569
American Electric Power Co., Inc.	92,573	3,941,758
Edison International	76,247	3,467,714
Entergy Corp.	48,410	4,469,211
Exelon Corp.	157,018	9,717,844
FirstEnergy Corp.	74,701	4,504,470
FPL Group, Inc.	94,603	5,148,295
Pinnacle West Capital Corp.	23,367	1,184,473
PPL Corp.	89,295	3,200,333
Progress Energy, Inc.	59,488	2,919,671
Southern Co.	173,817	6,406,895
		46,736,233
Gas Utilities - 0.1%
Nicor, Inc.	10,463	489,668
Peoples Energy Corp.	9,003	401,264
Questar Corp.	20,095	1,668,890
		2,559,822
Independent Power Producers & Energy Traders - 0.4%
AES Corp. (a)	155,435	3,425,787
Constellation Energy Group, Inc.	42,126	2,901,218

	Shares	Value (Note 1)
Dynegy, Inc. Class A (a)	88,588	$ 641,377
TXU Corp.	107,472	5,826,057
		12,794,439
Multi-Utilities - 1.5%
Ameren Corp.	48,270	2,593,547
CenterPoint Energy, Inc.	73,211	1,213,838
CMS Energy Corp. (a)	52,055	869,319
Consolidated Edison, Inc.	60,095	2,888,767
Dominion Resources, Inc.	82,778	6,940,108
DTE Energy Co.	41,648	2,016,180
Duke Energy Corp.	293,867	9,759,323
KeySpan Corp.	41,020	1,689,204
NiSource, Inc.	63,889	1,539,725
PG&E Corp.	81,629	3,863,501
Public Service Enterprise Group, Inc.	59,021	3,917,814
Sempra Energy	61,354	3,438,278
TECO Energy, Inc.	48,957	843,529
Xcel Energy, Inc.	95,219	2,195,750
		43,768,883
TOTAL UTILITIES		105,859,377
TOTAL COMMON STOCKS (Cost $1,582,372,749)		2,978,413,121
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 4.86% 3/22/07 (c) (Cost $3,462,200)	$ 3,500,000	3,463,068
Money Market Funds - 1.7%
Shares
Fidelity Cash Central Fund, 5.37% (b) (Cost $49,570,148)	49,570,148	49,570,148
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,635,405,097)	3,031,446,337
NET OTHER ASSETS - 0.1%	3,937,196
NET ASSETS - 100%	$ 3,035,383,533
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
160 S&P 500 Index Contracts	March 2007	$ 57,136,000	$ 170,695
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,463,068.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,508,681
Fidelity Securities Lending Cash Central Fund	101,641
Total	$ 1,610,322
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $85,754,708 of which $51,810,548 and $33,944,160 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio

VIP Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,585,834,949)	$ 2,981,876,189
Fidelity Central Funds (cost $49,570,148)	49,570,148
Total Investments (cost $1,635,405,097)		$ 3,031,446,337
Cash		15,962
Receivable for investments sold		698,807
Receivable for fund shares sold		183,274
Dividends receivable		4,092,227
Interest receivable		241,310
Other receivables		55,263
Total assets		3,036,733,180

Liabilities
Payable for investments purchased	$ 226,929
Payable for fund shares redeemed	567,152
Accrued management fee	253,013
Distribution fees payable	48,374
Payable for daily variation on futures contracts	214,598
Other affiliated payables	39,581
Total liabilities		1,349,647

Net Assets		$ 3,035,383,533
Net Assets consist of:
Paid in capital		$ 1,678,086,112
Undistributed net investment income		51,502,093
Accumulated undistributed net realized gain (loss) on investments		(90,416,607)
Net unrealized appreciation (depreciation) on investments		1,396,211,935
Net Assets		$ 3,035,383,533
Initial Class: Net Asset Value, offering price and redemption price per share ($2,780,085,058 ÷ 17,229,069 shares)		$ 161.36

Service Class: Net Asset Value, offering price and redemption price per share ($35,952,964 ÷ 223,477 shares)		$ 160.88

Service Class 2: Net Asset Value, offering price and redemption price per share ($219,345,511 ÷ 1,371,805 shares)		$ 159.90

Statement of Operations

	Year ended December 31, 2006

Investment Income
Dividends		$ 53,261,359
Interest		137,860
Income from Fidelity Central Funds (including $101,641 from security lending)		1,610,322
Total income		55,009,541

Expenses
Management fee	$ 2,850,812
Distribution fees	489,229
Independent trustees' compensation	13,365
Appreciation in deferred trustee compensation account	1,150
Interest	12,296
Miscellaneous	7,812
Total expenses before reductions	3,374,664
Expense reductions	(6,090)	3,368,574
Net investment income (loss)		51,640,967
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,096,737
Futures contracts	5,258,732
Total net realized gain (loss)		67,355,469
Change in net unrealized appreciation (depreciation) on: Investment securities	301,019,404
Futures contracts	196,549
Delayed delivery commitments	11,836
Total change in net unrealized appreciation (depreciation)		301,227,789
Net gain (loss)		368,583,258
Net increase (decrease) in net assets resulting from operations		$ 420,224,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 51,640,967	$ 48,461,159
Net realized gain (loss)	67,355,469	37,676,164
Change in net unrealized appreciation (depreciation)	301,227,789	44,486,040
Net increase (decrease) in net assets resulting from operations	420,224,225	130,623,363
Distributions to shareholders from net investment income	(48,550,320)	(49,776,021)
Share transactions - net increase (decrease)	(161,290,081)	(163,340,650)
Total increase (decrease) in net assets	210,383,824	(82,493,308)

Net Assets
Beginning of period	2,824,999,709	2,907,493,017
End of period (including undistributed net investment income of $51,502,093 and undistributed net investment income of $48,409,064, respectively)	$ 3,035,383,533	$ 2,824,999,709

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 141.88	$ 137.76	$ 126.13	$ 99.92	$ 130.08
Income from Investment Operations
Net investment income (loss) C	2.71	2.36	2.18 F	1.63	1.51
Net realized and unrealized gain (loss)	19.26	4.15	11.10	26.18	(30.18)
Total from investment operations	21.97	6.51	13.28	27.81	(28.67)
Distributions from net investment income	(2.49)	(2.39)	(1.65)	(1.60)	(1.49)
Net asset value, end of period	$ 161.36	$ 141.88	$ 137.76	$ 126.13	$ 99.92
Total Return A, B	15.73%	4.82%	10.62%	28.41%	(22.25)%
Ratios to Average Net Assets D, G
Expenses before reductions	.10%	.14%	.35%	.34%	.33%
Expenses net of fee waivers, if any	.10%	.13%	.28%	.28%	.28%
Expenses net of all reductions	.10%	.13%	.28%	.28%	.28%
Net investment income (loss)	1.83%	1.73%	1.71%	1.50%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,780,085	$ 2,641,527	$ 2,778,226	$ 3,031,540	$ 2,497,252
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 141.48	$ 137.41	$ 125.86	$ 99.74	$ 129.94
Income from Investment Operations
Net investment income (loss) C	2.55	2.22	2.05 F	1.54	1.34
Net realized and unrealized gain (loss)	19.22	4.14	11.07	26.11	(30.07)
Total from investment operations	21.77	6.36	13.12	27.65	(28.73)
Distributions from net investment income	(2.37)	(2.29)	(1.57)	(1.53)	(1.47)
Net asset value, end of period	$ 160.88	$ 141.48	$ 137.41	$ 125.86	$ 99.74
Total Return A, B	15.61%	4.71%	10.51%	28.27%	(22.32)%
Ratios to Average Net Assets D,G
Expenses before reductions	.20%	.24%	.47%	.46%	.47%
Expenses net of fee waivers, if any	.20%	.23%	.38%	.38%	.38%
Expenses net of all reductions	.20%	.23%	.38%	.38%	.38%
Net investment income (loss)	1.73%	1.63%	1.61%	1.40%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,953	$ 27,178	$ 23,216	$ 15,404	$ 7,494
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 140.68	$ 136.71	$ 125.31	$ 99.29	$ 129.43
Income from Investment Operations
Net investment income (loss) C	2.32	2.01	1.85 F	1.37	1.19
Net realized and unrealized gain (loss)	19.11	4.11	11.01	26.03	(30.00)
Total from investment operations	21.43	6.12	12.86	27.40	(28.81)
Distributions from net investment income	(2.21)	(2.15)	(1.46)	(1.38)	(1.33)
Net asset value, end of period	$ 159.90	$ 140.68	$ 136.71	$ 125.31	$ 99.29
Total Return A, B	15.44%	4.55%	10.34%	28.09%	(22.45)%
Ratios to Average Net Assets D,G
Expenses before reductions	.35%	.39%	.61%	.60%	.60%
Expenses net of fee waivers, if any	.35%	.38%	.53%	.53%	.53%
Expenses net of all reductions	.35%	.38%	.53%	.53%	.53%
Net investment income (loss)	1.58%	1.48%	1.46%	1.25%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,346	$ 156,295	$ 106,051	$ 64,844	$ 31,035
Portfolio turnover rate E	6%	7%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II, (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,511,015,895
Unrealized depreciation	(119,409,557)
Net unrealized appreciation (depreciation)	1,391,606,338
Undistributed ordinary income	51,485,372

Capital loss carryforward	(85,754,708)

Cost for federal income tax purposes	$ 1,639,839,999

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 48,550,320	$ 49,776,021

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

VIP Index 500 Portfolio

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $167,749,334 and $383,045,733, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays all class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 30,733
Service Class 2	458,496
$ 489,229

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Under the expense contract, the classes do not pay transfer agent fees.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,763,455	4.59%	$ 12,296

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,812 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's miscellaneous expenses by $6,090.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2006	2005
From net investment income
Initial Class	$ 45,574,055	$ 47,629,866
Service Class	458,108	396,447
Service Class 2	2,518,157	1,749,708
Total	$ 48,550,320	$ 49,776,021

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2006	2005	2006	2005
Initial Class
Shares sold	1,178,307	1,147,551	$ 175,320,988	$ 156,365,229
Reinvestment of distributions	321,397	353,180	45,574,055	47,629,866
Shares redeemed	(2,888,868)	(3,050,219)	(425,165,282)	(415,532,468)
Net increase (decrease)	(1,389,164)	(1,549,488)	$ (204,270,239)	$ (211,537,373)
Service Class
Shares sold	43,806	41,683	$ 6,502,305	$ 5,655,385
Reinvestment of distributions	3,238	2,945	458,108	396,447
Shares redeemed	(15,668)	(21,485)	(2,303,545)	(2,921,334)
Net increase (decrease)	31,376	23,143	$ 4,656,868	$ 3,130,498
Service Class 2
Shares sold	477,153	540,862	$ 69,795,173	$ 72,886,987
Reinvestment of distributions	17,882	13,056	2,518,157	1,749,708
Shares redeemed	(234,226)	(218,660)	(33,990,040)	(29,570,470)
Net increase (decrease)	260,809	335,258	$ 38,323,290	$ 45,066,225

VIP Index 500 Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the trustees. To request a free copy call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2004

President and Treasurer of VIP Index 500. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of VIP Index 500. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Index 500. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Name, Age; Principal Occupation
Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Index 500. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Index 500. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Index 500. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Index 500. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Index 500. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS) Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of VIP Index 500. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Index 500. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1992 Assistant Treasurer of VIP Index 500. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Index 500. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Index 500. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Index 500. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Index 500. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Initial Class, Service Class and Service Class 2 designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Service Class 2 and Initial Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Service Class 2 and Initial Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Index 500 Portfolio

VIP Index 500 Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that it had approved contractual arrangements for the fund (effective March 1, 2005) that (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expenses of each class ranked below its competitive median for 2005. The Board considered that each class's total expenses reflect the contractual arrangements for 2005, as if the contractual arrangements were in effect for the entire year.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Index 500 Portfolio

Annual Report

VIP Index 500 Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPIDX-ANN-0207
1.540028.109

Fidelity® Variable Insurance Products:
Investment Grade Bond Portfolio

Annual Report

December 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Fidelity VIP Investment Grade Central Fund Financial Statements	<Click Here>	Complete list of investments and financial statements for Fidelity VIP Investment Grade Central Fund.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED· MAY LOSE VALUE· NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Note to Shareholders:

On June 23, 2006, Fidelity changed its investment approach for managing Fidelity® VIP Investment Grade Bond Portfolio. Rather than investing solely in individual investment-grade debt securities directly, the fund now invests nearly all of its assets in the investment-grade sector through its investment in a central fund. Central funds are mutual funds used by this fund and other Fidelity funds as an investment vehicle to gain pooled exposure to a particular market sector - in this case, investment-grade debt. Instead of multiple funds each investing in investment-grade debt securities individually, they can now take advantage of consolidating investments in a single, larger pool of investment-grade debt securities by investing directly in central funds. Shares of the central funds are offered only to other Fidelity mutual funds and accounts; investors cannot directly invest in them.

In converting to a central fund structure on June 23, the fund transferred nearly all - about 98% - of its assets into Fidelity VIP Investment Grade Central Fund, which like your fund is managed by Ford O'Neil. As of June 30, the remaining assets were invested in Fidelity Specialized High Income Central Fund and short-term repurchase agreements.

It's important to point out that this change in investment structure does not impact the fund's investment objective or risk profile, only the mechanics of how we manage its investment portfolio. The new approach does, however, change the way this annual report presents the fund's holdings and financial information. The highlights are as follows:

  The Investment Changes page continues to look the same as in previous reports because we are doing a complete "look-through," which means the securities held directly by the fund as well as the securities and investments held indirectly through investment in the underlying Fidelity central funds (VIP Investment Grade Central Fund and Specialized High Income Central Fund) are reflected in the information provided.
  The Investments section continues to list the direct investments of the fund, namely the two central funds, repurchase agreements and individual securities. The individual securities and other investments, such as swap agreements, held by the fund on June 23 were transferred to VIP Investment Grade Central Fund, so they are no longer directly held and thus not listed. We are attaching the financial statements of the largest central fund holding - VIP Investment Grade Central Fund - to this annual report so that shareholders can see the individual holdings and related financial information. Similar information on the underlying holdings of Specialized High Income Central Fund is available at advisor.fidelity.com and the financial statements are available upon request.
  The Statement of Operations, within the Financial Statements, continues to show the income, expenses, realized and unrealized gains and/or losses of VIP Investment Grade Bond Portfolio. The Financial Highlights, within the Financial Statements, and the Shareholder Expense Example also continue to provide information for VIP Investment Grade Bond Portfolio, and includes information regarding expenses for the underlying central funds. VIP Investment Grade Bond Portfolio, as an investing fund in the central funds, indirectly bears a share of the central fund expenses, and this information is being provided in the expense example and Financial Highlights in a footnote reference to illustrate these impacts.

If you have any questions, please call Fidelity or the insurance company that issued your policy.

Annual Report

VIP Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
VIP Investment Grade Bond - Initial Class	4.35%	5.27%	6.24%
VIP Investment Grade Bond - Service Class A	4.30%	5.16%	6.16%
VIP Investment Grade Bond - Service Class 2 B	4.14%	5.02%	6.03%
VIP Investment Grade Bond - Investor Class C	4.33%	5.25%	6.23%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Aggregate Bond Index performed over the same period.

Annual Report

VIP Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Bond Portfolio

After a lackluster first half of 2006, the U.S. investment-grade bond market rallied in the second half. From January through June, the Lehman Brothers® Aggregate Bond Index - a gauge of taxable, high-quality debt - didn't record a monthly gain of more than one-third of a percentage point. Three consecutive months of losses from March through May highlighted the struggles caused by soaring energy prices, rising inflation levels and continued increases in key short-term interest rates. In July, however, tamer-than-expected core inflation data prompted the Federal Reserve Board to suggest it might pause its two-year campaign of interest rate hikes. As a result, the Lehman Brothers index had a higher return in July than it had in the previous six months combined. Bonds did even better in August after the Fed left rates unchanged for the first time since June 2004. The central bank made no further interest rate moves in 2006, and, despite a dip in December, the Lehman Brothers index advanced 4.33% for the year overall.

During the past year, the fund's performance was in line with the return of the Lehman Brothers index. Beginning in late June, I transitioned from holding the vast majority of the fund's assets directly in individual securities to investing almost all of its assets in VIP Investment Grade Central Fund - which I also manage - with the remainder invested in individual securities, short-term repurchase agreements and the Fidelity® Specialized High Income Central Fund, run by Matt Conti. My comments that follow pertain to the fund's investments in individual securities held both directly and in VIP Investment Grade Central for the 12-month period overall. Security selection in the corporate sector provided the biggest boost to the fund's performance relative to the index. Leading the pack were our holdings in industrials, with some of our communications issues scoring the biggest gains. Also performing well were corporates issued by financial institutions, with real estate investment trusts (REITs) standing out. Elsewhere, small out-of-index exposures to high-yield corporate bonds and foreign government bonds worked in our favor. Both segments were bolstered by investors' strong appetite for high-yielding securities. Sector selection added modestly to performance. We were able to offset the negatives of being underexposed relative to the index in mortgage and agency securities, two of the bond market's better performers during the period, by overweighting other high-quality, higher-yielding securitized products, such as asset-backed securities and commercial mortgage-backed securities. Performance also got a boost from out-of-index holdings in collateralized mortgage obligations. These spread sectors were bolstered by strong demand from investors seeking high-quality, relatively higher-yielding alternatives to Treasuries, as well as for high-yielding bonds that were secured by underlying collateral. Some of our exposure to those securities resulted from our large position in Fidelity Ultra-Short Central Fund - a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics. The fund's investment in that short-term pool, coupled with its investment in interest rate swaps, boosted returns. Interest rate swaps are contracts between two counterparties under which each agrees to make periodic payments to the other for an agreed period of time based upon a notional principal, meaning the specified dollar amount on which the exchanged interest rates are based. I used interest rate swaps to manage the fund's yield-curve positioning, meaning how I allocated the fund's investments across bonds with various maturities. Modestly detracting from the fund's performance was its small out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS), which came under pressure in the second half of the year as inflation declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

VIP Investment Grade Bond Portfolio

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are provided in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Initial Class
Actual	$ 1,000.00	$ 1,050.20	$ 2.27
HypotheticalA	$ 1,000.00	$ 1,022.99	$ 2.24
Service Class
Actual	$ 1,000.00	$ 1,049.70	$ 2.79
HypotheticalA	$ 1,000.00	$ 1,022.48	$ 2.75
Service Class 2
Actual	$ 1,000.00	$ 1,048.40	$ 3.56
HypotheticalA	$ 1,000.00	$ 1,021.73	$ 3.52
Investor Class
Actual	$ 1,000.00	$ 1,050.30	$ 2.48
HypotheticalA	$ 1,000.00	$ 1,022.79	$ 2.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.44%
Service Class	.54%
Service Class 2.69%
Investor Class	.48%

In addition to the expenses noted above, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half-year ranged from .0051% for Fidelity VIP Investment Grade Central Fund to .0167% for Fidelity Specialized High Income Central Fund.

Annual Report

VIP Investment Grade Bond Portfolio

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity VIP Investment Grade Central Fund and the other Fidelity Central Fund.

Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
U.S. Government and U.S. Government Agency Obligations 51.0%	U.S. Government and U.S. Government Agency Obligations 58.9%
AAA 14.0%	AAA 8.2%
AA 5.2%	AA 4.0%
A 6.3%	A 6.0%
BBB 17.2%	BBB 14.2%
BB and Below 2.6%	BB and Below 3.0%
Not Rated 0.5%	Not Rated 0.7%
Short-Term Investments and Net Other Assets 3.2%	Short-Term Investments and Net Other Assets 5.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of December 31, 2006
6 months ago
Years	5.4	6.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2006
6 months ago
Years	4.0	4.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of December 31, 2006 *		As of June 30, 2006 **
	Corporate Bonds 23.2%		Corporate Bonds 20.4%
	U.S. Government and U.S. Government Agency Obligations 51.0%		U.S. Government and U.S. Government Agency Obligations 58.9%
	Asset-Backed Securities 10.7%		Asset-Backed Securities 6.3%
	CMOs and Other Mortgage Related Securities 11.1%		CMOs and Other Mortgage Related Securities 8.5%
	Other Investments 0.8%		Other Investments 0.9%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 5.0%
* Foreign investments	8.8%	** Foreign investments	6.2%
* Futures and Swaps	17.8%	** Futures and Swaps	17.4%

Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

For an unaudited list of holdings of the other Fidelity Central Fund, visit advisor.fidelity.com.

Annual Report

VIP Investment Grade Bond Portfolio

Investments December 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 0.1%
	Principal Amount	Value (Note 1)
FINANCIALS - 0.1%
Real Estate Management & Development - 0.1%
Realogy Corp. 6.5% 10/15/16 (a) (Cost $2,571,346)	$ 2,540,000	$ 2,600,602
Asset-Backed Securities - 0.2%

Ford Credit Auto Owner Trust Series 2006-C Class D, 6.89% 5/15/13 (a)	725,000	725,144
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (a)	1,245,000	1,234,094
Wachovia Auto Loan Trust Series 2006-2A Class E, 7.05% 5/20/14 (a)	1,175,000	1,180,083
Washington Mutual Asset-Backed Certificates Series 2006-HE5 Class B1, 7.85% 10/25/36 (a)(b)	1,025,000	870,928
TOTAL ASSET-BACKED SECURITIES (Cost $4,002,720)		4,010,249
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.2%
Nomura Home Equity Loan, Inc. floater Series 2006-FM2 Class B1, 7.62% 7/25/36 (b)	3,535,000	3,110,799
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 7.82% 12/25/36 (b)	810,000	687,881
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,823,135)		3,798,680
Fixed-Income Central Funds - 94.6%
	Shares
HIGH YIELD FIXED-INCOME FUNDS - 1.0%
Fidelity Specialized High Income Central Fund (c)	200,090	20,241,104
INVESTMENT GRADE FIXED-INCOME FUNDS - 93.6%
Fidelity VIP Investment Grade Central Fund (d)	17,719,103	1,824,890,441
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $1,855,846,705)		1,845,131,545
Cash Equivalents - 4.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements in a joint trading account at 5.33%, dated 12/29/06 due 1/2/07 (Collateralized by U.S. Government Obligations) # (Cost $85,548,000)	$ 85,598,643	$ 85,548,000
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $1,951,791,906)	1,941,089,076
NET OTHER ASSETS - 0.5%	9,445,765
NET ASSETS - 100%	$ 1,950,534,841
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 6,610,851 or 0.3% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for Fidelity Specialized High Income Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the Fidelity Specialized High Income Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$85,548,000 due 1/02/07 at 5.33%
BNP Paribas Securities Corp.	$ 2,409,717
Banc of America Securities LLC	32,279,551
Bank of America, NA	17,169,974
Barclays Capital, Inc.	6,867,989
Citigroup Global Markets, Inc.	3,433,995
Countrywide Securities Corp.	13,943,289
UBS Securities LLC	7,726,488
WestLB AG	1,716,997
$ 85,548,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Specialized High Income Central Fund	$ 1,342,983
Fidelity Ultra-Short Central Fund	5,622,690
Fidelity VIP Investment Grade Central Fund	48,425,961
Total	$ 55,391,634

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$ 19,830,920	$ -	$ -	$ 20,241,104	9.5%
Fidelity Ultra-Short Central Fund	239,885,774	-	239,875,236	-	0.0%
Fidelity VIP Investment Grade Central Fund	-	1,773,748,911*	-	1,824,890,441	65.3%
Total	$ 259,716,694	$ 1,773,748,911	$ 239,875,236	$ 1,845,131,545
* $1,586,248,322 represents the value of shares received through in-kind contributions.
Income Tax Information
At December 31, 2006, the fund had a capital loss carryforward of approximately $6,570,319 all of which will expire on December 31, 2014.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

VIP Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $85,548,000) - See accompanying schedule: Unaffiliated issuers (cost $95,945,201)	$ 95,957,531
Fidelity Central Funds (cost $1,855,846,705)	1,845,131,545
Total Investments (cost $1,951,791,906)		$ 1,941,089,076
Cash		554
Receivable for fund shares sold		251,738
Interest receivable		41,430
Distributions receivable from Fidelity Central Funds		10,266,550
Prepaid expenses		8,879
Other receivables		279
Total assets		1,951,658,506

Liabilities
Payable for fund shares redeemed	$ 139,583
Accrued management fee	517,940
Transfer agent fee payable	111,039
Distribution fees payable	111,937
Other affiliated payables	57,708
Other payables and accrued expenses	185,458
Total liabilities		1,123,665

Net Assets		$ 1,950,534,841
Net Assets consist of:
Paid in capital		$ 1,888,198,431
Undistributed net investment income		80,623,359
Accumulated undistributed net realized gain (loss) on investments		(7,584,119)
Net unrealized appreciation (depreciation) on investments		(10,702,830)
Net Assets		$ 1,950,534,841

Statement of Assets and Liabilities - continued

December 31, 2006

Initial Class: Net Asset Value, offering price and redemption price per share ($1,184,942,460 ÷ 92,831,535 shares)	$ 12.76

Service Class: Net Asset Value, offering price and redemption price per share ($99,633,131 ÷ 7,856,390 shares)	$ 12.68

Service Class 2: Net Asset Value, offering price and redemption price per share ($497,503,555 ÷ 39,599,090 shares)	$ 12.56

Investor Class: Net Asset Value, offering price and redemption price per share ($168,455,695 ÷ 13,222,719 shares)	$ 12.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2006

Investment Income
Interest		$ 37,271,876
Income from Fidelity Central Funds		55,391,634
Total income		92,663,510

Expenses
Management fee	$ 5,698,418
Transfer agent fees	1,266,283
Distribution fees	1,036,151
Accounting and security lending fees	629,284
Custodian fees and expenses	58,621
Independent trustees' compensation	6,555
Registration fees	2,635
Audit	54,098
Legal	7,269
Miscellaneous	236,863
Total expenses before reductions	8,996,177
Expense reductions	(6,133)	8,990,044
Net investment income		83,673,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,510,943)
Fidelity Central Funds	122,728
Swap agreements	(2,535,106)
Capital gain distributions from Fidelity Central Funds	1,771,910
Total net realized gain (loss)		(4,151,411)
Change in net unrealized appreciation (depreciation) on: Unaffiliated issuers	(53,988,788)
Fidelity Central Funds	51,418,448
Swap agreements	160,399
Delayed delivery commitments	166,349
Total change in net unrealized appreciation (depreciation)		(2,243,592)
Net gain (loss)		(6,395,003)
Net increase (decrease) in net assets resulting from operations		$ 77,278,463

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 83,673,466	$ 67,231,687
Net realized gain (loss)	(4,151,411)	1,396,471
Change in net unrealized appreciation (depreciation)	(2,243,592)	(34,203,111)
Net increase (decrease) in net assets resulting from operations	77,278,463	34,425,047
Distributions to shareholders from net investment income	(66,380,131)	(58,445,252)
Distributions to shareholders from net realized gain	(4,008,845)	(35,504,454)
Total distributions	(70,388,976)	(93,949,706)
Share transactions - net increase (decrease)	251,368,493	140,385,374
Total increase (decrease) in net assets	258,257,980	80,860,715

Net Assets
Beginning of period	1,692,276,861	1,611,416,146
End of period (including undistributed net investment income of $80,623,359 and undistributed net investment income of $67,307,813, respectively)	$ 1,950,534,841	$ 1,692,276,861

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 13.25	$ 13.65	$ 13.70	$ 12.92
Income from Investment Operations
Net investment income C	.591	.523	.476	.467	.610
Net realized and unrealized gain (loss)	(.060)	(.243)	.104	.213	.680
Total from investment operations	.531	.280	.580	.680	1.290
Distributions from net investment income	(.501)	(.480)	(.570)	(.540)	(.510)
Distributions from net realized gain	(.030)	(.290)	(.410)	(.190)	-
Total distributions	(.531)	(.770)	(.980)	(.730)	(.510)
Net asset value, end of period	$ 12.76	$ 12.76	$ 13.25	$ 13.65	$ 13.70
Total Return A, B	4.35%	2.19%	4.46%	5.20%	10.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.44%	.49%	.56%	.54%	.54%
Expenses net of fee waivers, if any	.44%	.49%	.56%	.54%	.54%
Expenses net of all reductions	.44%	.49%	.56%	.54%	.53%
Net investment income	4.75%	4.12%	3.65%	3.48%	4.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,184,942	$ 1,284,600	$ 1,374,972	$ 1,528,417	$ 1,965,036
Portfolio turnover rate E	34%	157%	170%	218%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Fidelity Central Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Fidelity Central Funds. Based on their most recent shareholder report date, the expenses were .0049% (annualized) and .0061% (annualized) for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund, respectively.

Financial Highlights - Service Class

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 13.18	$ 13.61	$ 13.66	$ 12.89
Income from Investment Operations
Net investment income C	.575	.511	.456	.448	.591
Net realized and unrealized gain (loss)	(.053)	(.246)	.104	.212	.679
Total from investment operations	.522	.265	.560	.660	1.270
Distributions from net investment income	(.492)	(.475)	(.580)	(.520)	(.500)
Distributions from net realized gain	(.030)	(.290)	(.410)	(.190)	-
Total distributions	(.522)	(.765)	(.990)	(.710)	(.500)
Net asset value, end of period	$ 12.68	$ 12.68	$ 13.18	$ 13.61	$ 13.66
Total Return A, B	4.30%	2.08%	4.32%	5.06%	10.20%
Ratios to Average Net Assets D, F
Expenses before reductions	.54%	.58%	.66%	.64%	.64%
Expenses net of fee waivers, if any	.54%	.58%	.66%	.64%	.64%
Expenses net of all reductions	.54%	.58%	.66%	.64%	.64%
Net investment income	4.65%	4.06%	3.54%	3.38%	4.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,633	$ 79,205	$ 50,143	$ 18,305	$ 975
Portfolio turnover rate E	34%	157%	170%	218%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Fidelity Central Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Fidelity Central Funds. Based on their most recent shareholder report date, the expenses were .0049% (annualized) and .0061% (annualized) for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 13.08	$ 13.50	$ 13.57	$ 12.82
Income from Investment Operations
Net investment income C	.551	.488	.435	.427	.571
Net realized and unrealized gain (loss)	(.053)	(.248)	.105	.213	.679
Total from investment operations	.498	.240	.540	.640	1.250
Distributions from net investment income	(.478)	(.460)	(.550)	(.520)	(.500)
Distributions from net realized gain	(.030)	(.290)	(.410)	(.190)	-
Total distributions	(.508)	(.750)	(.960)	(.710)	(.500)
Net asset value, end of period	$ 12.56	$ 12.57	$ 13.08	$ 13.50	$ 13.57
Total Return A, B	4.14%	1.89%	4.19%	4.94%	10.09%
Ratios to Average Net Assets D, F
Expenses before reductions	.69%	.73%	.81%	.79%	.79%
Expenses net of fee waivers, if any	.69%	.73%	.81%	.79%	.79%
Expenses net of all reductions	.69%	.73%	.81%	.79%	.79%
Net investment income	4.50%	3.90%	3.39%	3.23%	4.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 497,504	$ 285,528	$ 186,302	$ 115,411	$ 71,631
Portfolio turnover rate E	34%	157%	170%	218%	192%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Fidelity Central Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Fidelity Central Funds. Based on their most recent shareholder report date, the expenses were .0049% (annualized) and .0061% (annualized) for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund, respectively.

Financial Highlights - Investor Class

Years ended December 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.75	$ 12.65
Income from Investment Operations
Net investment income E	.583	.242
Net realized and unrealized gain (loss)	(.055)	(.142)
Total from investment operations	.528	.100
Distributions from net investment income	(.508)	-
Distributions from net realized gain	(.030)	-
Total distributions	(.538)	-
Net asset value, end of period	$ 12.74	$ 12.75
Total Return B, C, D	4.33%	.79%
Ratios to Average Net Assets F, I
Expenses before reductions	.48%	.49% A
Expenses net of fee waivers, if any	.48%	.49% A
Expenses net of all reductions	.48%	.49% A
Net investment income	4.72%	4.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 168,456	$ 42,944
Portfolio turnover rate G	34%	157%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Fidelity Central Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Fidelity Central Funds. Based on their most recent shareholder report date, the expenses were .0049% (annualized) and .0061% (annualized) for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund, respectively.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended December 31, 2006

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

On June 23, 2006, the Fund completed a non-taxable exchange of securities with a value, including accrued interest, of $1,586,248,322 (which included $62,111,318 of unrealized depreciation) for 15,862,483 shares (each then valued at $100.00 per share) of Fidelity VIP Investment Grade Central Fund (VIP Investment Grade Central Fund), an affiliated investment company with the same investment objective as the Fund. Effective with this exchange, the Fund invests substantially all of its assets in VIP Investment Grade Central Fund which is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR and seeks a high level of income by normally investing in investment-grade debt securities. VIP Investment Grade Central Fund's operating and accounting policies are outlined in its financial statements, included at the end of this report as an attachment.

In addition to VIP Investment Grade Central Fund, the Fund may also invest in other Fidelity Central Funds including the Fidelity Specialized High Income Central Fund (Specialized High Income Central Fund). A complete unaudited list of holdings for the Specialized High Income Central Fund, as of the Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the financial statements of the Fidelity Specialized High Income Central Fund, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund:

Central Fund	Investment Adviser	Investment Objective	Investment Practices
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements
Specialized High Income Central Fund	Fidelity Management and Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Repurchase Agreements Restricted Securities

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies.

The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and capital gains distributions from the Fidelity Central Funds are accrued as earned, with any distributions receivable as of period end included in Distributions receivable from Fidelity Central Funds on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, financing transactions, capital loss carryforwards, and prior period premium and discount on debt securities.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 49,113,564
Unrealized depreciation	(112,698)
Net unrealized appreciation (depreciation)	49,000,866
Undistributed ordinary income	79,127,153
Capital loss carryforward	(6,570,319)

Cost for federal income tax purposes	$ 1,892,088,210

The tax character of distributions paid was as follows:

	December 31, 2006	December 31, 2005
Ordinary Income	$ 67,821,193	$ 69,463,875
Long-term Capital Gains	2,567,783	24,485,831
Total	$ 70,388,976	$ 93,949,706

VIP Investment Grade Bond Portfolio

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund invested in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund were recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund were recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund entered into credit default swaps in which either it or its counterparty acted as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund were recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps were marked-to-market daily based on dealer-supplied valuations and changes in value were recorded as unrealized appreciation (depreciation). Gains or losses were realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, was required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. At the end of the period, there were no open swap contracts directly held by the Fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, the Fund employed trading strategies which involved the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded were mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price were recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale were recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. At the end of the period, there were no open mortgage dollar roll transactions directly held by the Fund.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $388,152,763 and $339,684,382, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 91,095
Service Class 2	945,056
$ 1,036,151

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class with the exception of Investor Class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of its month end net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 824,472
Service Class	61,986
Service Class 2	262,779
Investor Class	117,046
$ 1,266,283

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee was based on the number and duration of lending transactions.

VIP Investment Grade Bond Portfolio

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,912 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lent portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund received collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintained collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities was determined at the close of business of the Fund and any additional required collateral was delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received was invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $14,122.

7. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,133.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 40% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 20% of the total outstanding shares of the Fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended December 31,
	2006	2005
From net investment income
Initial Class	$ 49,399,358	$ 49,548,838
Service Class	3,145,302	2,004,690
Service Class 2	11,428,030	6,891,724
Investor Class	2,407,441	-
Total	$ 66,380,131	$ 58,445,252
From net realized gain
Initial Class	$ 2,958,053	$ 29,935,756
Service Class	191,787	1,223,916
Service Class 2	717,240	4,344,782
Investor Class	141,765	-
Total	$ 4,008,845	$ 35,504,454

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended December 31,		Years ended December 31,
	2006	2005A	2006	2005A
Initial Class
Shares sold	10,837,814	9,751,566	$ 135,193,195	$ 123,954,380
Reinvestment of distributions	4,287,542	6,313,312	52,350,889	79,484,594
Shares redeemed	(22,975,071)	(19,145,427)	(284,993,124)	(242,534,635)
Net increase (decrease)	(7,849,715)	(3,080,549)	$ (97,449,040)	$ (39,095,661)
Service Class
Shares sold	3,518,243	3,811,638	$ 43,182,084	$ 48,166,490
Reinvestment of distributions	274,884	257,670	3,337,089	3,228,606
Shares redeemed	(2,181,355)	(1,627,866)	(26,768,294)	(20,466,743)
Net increase (decrease)	1,611,772	2,441,442	$ 19,750,879	$ 30,928,353
Service Class 2
Shares sold	19,973,590	10,206,644	$ 244,806,904	$ 127,817,135
Reinvestment of distributions	1,008,743	903,256	12,145,271	11,236,506
Shares redeemed	(4,090,898)	(2,644,156)	(50,132,793)	(33,109,195)
Net increase (decrease)	16,891,435	8,465,744	$ 206,819,382	$ 105,944,446
Investor Class
Shares sold	10,523,797	3,400,484	$ 130,549,386	$ 43,007,802
Reinvestment of distributions	208,558	-	2,542,317	-
Shares redeemed	(878,446)	(31,674)	(10,844,431)	(399,566)
Net increase (decrease)	9,853,909	3,368,810	$ 122,247,272	$ 42,608,236

A Share transactions for Investor Class are for the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

VIP Investment Grade Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Investment Grade Bond. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of VIP Investment Grade Bond. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of VIP Investment Grade Bond. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Investment Grade Bond. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (44)

Year of Election or Appointment: 2001

Vice President of VIP Investment Grade Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of VIP Investment Grade Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Investment Grade Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Investment Grade Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Investment Grade Bond. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Investment Grade Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Investment Grade Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Investment Grade Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investment Grade Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1988 Assistant Treasurer of VIP Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Investment Grade Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Investment Grade Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investment Grade Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Investment Grade Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

A total of 13.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	19,419,182,033.88	95.977
Withheld	813,940,202.46	4.023
TOTAL	20,233,122,236.34	100.000
Albert R. Gamper, Jr.
Affirmative	19,417,825,815.82	95.970
Withheld	815,296,420.52	4.030
TOTAL	20,233,122,236.34	100.000
Robert M. Gates
Affirmative	19,390,784,271.26	95.837
Withheld	842,337,965.08	4.163
TOTAL	20,233,122,236.34	100.000
George H. Heilmeier
Affirmative	19,353,173,496.34	95.651
Withheld	879,948,740.00	4.349
TOTAL	20,233,122,236.34	100.000
Edward C. Johnson 3d
Affirmative	19,322,069,176.47	95.497
Withheld	911,053,059.87	4.503
TOTAL	20,233,122,236.34	100.000
Stephen P. Jonas
Affirmative	19,417,779,101.30	95.970
Withheld	815,343,135.04	4.030
TOTAL	20,233,122,236.34	100.000
James H. KeyesB
Affirmative	19,383,487,380.07	95.801
Withheld	849,634,856.27	4.199
TOTAL	20,233,122,236.34	100.000
Marie L. Knowles
Affirmative	19,409,426,751.83	95.929
Withheld	823,695,484.51	4.071
TOTAL	20,233,122,236.34	100.000
Ned C. Lautenbach
Affirmative	19,417,454,145.14	95.969
Withheld	815,668,091.20	4.031
TOTAL	20,233,122,236.34	100.000
	# of Votes	% of Votes
William O. McCoy
Affirmative	19,346,368,957.66	95.617
Withheld	886,753,278.68	4.383
TOTAL	20,233,122,236.34	100.000
Robert L. Reynolds
Affirmative	19,419,020,297.04	95.976
Withheld	814,101,939.30	4.024
TOTAL	20,233,122,236.34	100.000
Cornelia M. Small
Affirmative	19,417,008,567.86	95.966
Withheld	816,113,668.48	4.034
TOTAL	20,233,122,236.34	100.000
William S. Stavropoulos
Affirmative	19,369,689,514.48	95.733
Withheld	863,432,721.86	4.267
TOTAL	20,233,122,236.34	100.000
Kenneth L. Wolfe
Affirmative	19,381,544,220.54	95.791
Withheld	851,578,015.80	4.209
TOTAL	20,233,122,236.34	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

The following are the financial statements for the Fidelity VIP Investment Grade Central Fund
(formerly Fidelity VIP Investment Grade Central Investment Portfolio) as of
December 31, 2006 which is a direct investment of VIP Investment Grade Bond Portfolio.

Not Part of Financial Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Central Fund

After a lackluster first half of 2006, the U.S. investment-grade bond market rallied in the second half. From January through June, the Lehman Brothers® Aggregate Bond Index - a gauge of taxable, high-quality debt - didn't record a monthly gain of more than one-third of a percentage point. Three consecutive months of losses from March through May highlighted the struggles caused by soaring energy prices, rising inflation levels and continued increases in key short-term interest rates. In July, however, tamer-than-expected core inflation data prompted the Federal Reserve Board to suggest it might pause its two-year campaign of interest rate hikes. As a result, the Lehman Brothers index had a higher return in July than it had in the previous six months combined. Bonds did even better in August after the Fed left rates unchanged for the first time since June 2004. The central bank made no further interest rate moves in 2006, and, despite a dip in December, the Lehman Brothers index advanced 4.33% for the year overall.

From its inception on June 23, 2006, through the end of the period, the fund gained 5.95%, outpacing the 5.73% return of the Lehman Brothers Aggregate Bond Index. Security selection in the corporate sector provided the biggest boost to the fund's performance relative to the index. Leading the pack were our holdings in industrials, with some of our communications issues scoring the biggest gains. Also performing well were bonds issued by financial institutions. In this segment, insurance companies and real estate investment trusts (REITs) were standouts. Sector selection added modestly to performance. We were able to offset the negatives of being underexposed relative to the index in mortgage pass-through securities, one of the bond market's better-performing segments during the period, by overweighting other high-quality, higher-yielding securitized products such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Performance also got a boost from out-of-index holdings in collateralized mortgage obligations (CMOs). These spread sectors were bolstered by investors' appetite for high-quality, relatively higher-yielding alternatives to Treasuries, as well as for high-yielding bonds that were secured by underlying collateral. Some of our exposure to those securities resulted from our large position in Fidelity® Ultra-Short Central Fund, a diversified internal pool of short-term assets designed to outperform cash-like instruments with similar risk characteristics. The fund's investment in that pool, coupled with its investment in interest rate swaps, also boosted returns. In a swap contract, two parties agree to exchange something, in this case, the return of the floating-rate interest payments for fixed-rate interest payments based upon a notional principal. Notional principal is the specified dollar amount on which the exchanged interest rates are based. I used interest rate swaps to manage the fund's yield-curve positioning, meaning how I allocated the fund's investment across bonds with various maturities. Modestly detracting from the fund's performance was its underweighting in agency securities, which performed well during the year, and its small out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS), which came under pressure.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Not Part of Financial Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Actual	$ 1,000.00	$ 1,052.40	$ .03
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,025.18	$ .03

* Expenses are equal to the Fund's annualized expense ratio of .0051%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Not Part of Financial Report

Investment Changes

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Quality Diversification (% of fund's net assets)
As of December 31, 2006	As of June 30, 2006
U.S. Government and U.S. Government Agency Obligations 54.6%	U.S. Government and U.S. Government Agency Obligations 60.3%
AAA 14.7%	AAA 8.3%
AA 5.5%	AA 4.2%
A 6.8%	A 6.2%
BBB 18.5%	BBB 14.5%
BB and Below 1.3%	BB and Below 2.0%
Not Rated 0.5%	Not Rated 0.8%
Short-Term Investments and Net Other Assets*** (1.9)%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of December 31, 2006
6 months ago
Years	5.7	6.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2006
6 months ago
Years	4.2	4.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of December 31, 2006*		As of June 30, 2006**
	Corporate Bonds 23.7%		Corporate Bonds 19.9%
	U.S. Government and U.S. Government Agency Obligations 54.6%		U.S. Government and U.S. Government Agency Obligations 60.3%
	Asset-Backed Securities 11.2%		Asset-Backed Securities 6.5%
	CMOs and Other Mortgage Related Securities 11.5%		CMOs and Other Mortgage Related Securities 8.6%
	Other Investments 0.9%		Other Investments 1.0%
	Short-Term Investments and Net Other Assets*** (1.9)%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	9.0%	** Foreign investments	6.2%
* Futures and Swaps	19.0%	** Futures and Swaps	17.8%

*** Short-Term Investments and Net Other Assets are not included in the pie chart.

Not Part of Financial Report

Investments December 31, 2006

Showing Percentage of Net Assets

Nonconvertible Bonds - 21.3%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 1.6%
Household Durables - 0.2%
Fortune Brands, Inc. 5.125% 1/15/11	$ 4,010,000	$ 3,934,969
Media - 1.3%
AOL Time Warner, Inc.:
6.75% 4/15/11	100,000	104,681
6.875% 5/1/12	290,000	306,457
7.625% 4/15/31	1,625,000	1,815,387
Comcast Corp.:
4.95% 6/15/16	2,975,000	2,783,115
5.5% 3/15/11	2,675,000	2,686,280
6.45% 3/15/37	1,245,000	1,245,672
Cox Communications, Inc.:
4.625% 1/15/10	3,350,000	3,279,074
4.625% 6/1/13	3,475,000	3,269,777
6.45% 12/1/36 (a)	3,115,000	3,066,095
News America Holdings, Inc. 7.75% 12/1/45	1,905,000	2,176,504
News America, Inc. 6.2% 12/15/34	6,695,000	6,462,114
Time Warner Entertainment Co. LP 8.375% 7/15/33	6,300,000	7,614,117
Time Warner, Inc. 9.125% 1/15/13	402,000	468,326
Viacom, Inc. 5.75% 4/30/11	1,410,000	1,410,721
		36,688,320
Multiline Retail - 0.1%
Federated Retail Holdings, Inc. 5.9% 12/1/16	3,035,000	3,030,281
TOTAL CONSUMER DISCRETIONARY		43,653,570
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (a)	2,805,000	2,651,597
Food & Staples Retailing - 0.3%
CVS Corp. 6.036% 12/10/28 (a)	7,445,000	7,414,178
Food Products - 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (a)(d)	2,935,000	2,987,360
Personal Products - 0.0%
Avon Products, Inc. 5.125% 1/15/11	740,000	732,966
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	505,000	548,691
Philip Morris Companies, Inc. 7.65% 7/1/08	2,500,000	2,577,423
		3,126,114
TOTAL CONSUMER STAPLES		16,912,215

	Principal Amount	Value (Note 1)
ENERGY - 2.8%
Energy Equipment & Services - 0.3%
Petronas Capital Ltd. 7% 5/22/12 (a)	$ 6,135,000	$ 6,616,045
Oil, Gas & Consumable Fuels - 2.5%
Amerada Hess Corp. 6.65% 8/15/11	1,045,000	1,088,131
Anadarko Petroleum Corp. 6.95% 7/1/24	1,000,000	1,078,750
Duke Capital LLC:
4.37% 3/1/09	3,575,000	3,494,738
6.25% 2/15/13	855,000	880,942
6.75% 2/15/32	4,255,000	4,516,108
Duke Energy Field Services 6.45% 11/3/36 (a)	3,300,000	3,390,654
Empresa Nacional de Petroleo 6.75% 11/15/12 (a)	6,135,000	6,462,818
EnCana Holdings Finance Corp. 5.8% 5/1/14	640,000	643,804
Kinder Morgan Energy Partners LP 5.125% 11/15/14	6,045,000	5,757,246
Nakilat, Inc. 6.067% 12/31/33 (a)	4,615,000	4,580,111
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (a)	925,000	902,150
Nexen, Inc. 5.875% 3/10/35	4,105,000	3,842,604
Pemex Project Funding Master Trust:
5.75% 12/15/15	3,035,000	3,013,755
6.125% 8/15/08	6,850,000	6,904,800
6.625% 6/15/35	5,950,000	6,086,850
7.375% 12/15/14	1,350,000	1,486,350
7.875% 2/1/09 (d)	4,480,000	4,695,040
Plains All American Pipeline LP 6.65% 1/15/37 (a)	5,600,000	5,685,562
Ras Laffan LNG III:
5.832% 9/30/16 (a)	2,375,000	2,381,983
6.332% 9/30/27 (a)	2,415,000	2,446,129
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	1,380,000	1,393,800
		70,732,325
TOTAL ENERGY		77,348,370
FINANCIALS - 8.1%
Capital Markets - 1.3%
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,770,000	3,742,185
5.7% 9/1/12	2,935,000	2,989,110
6.6% 1/15/12	4,610,000	4,873,494
Janus Capital Group, Inc. 5.875% 9/15/11	2,041,000	2,053,922
JPMorgan Chase Capital XX 6.55% 9/29/36	2,940,000	3,035,865
Lazard Group LLC 7.125% 5/15/15	5,585,000	5,785,038
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc. 4.25% 2/8/10	$ 7,275,000	$ 7,069,183
Morgan Stanley 6.6% 4/1/12	7,695,000	8,126,543
		37,675,340
Commercial Banks - 0.6%
Corporacion Andina de Fomento 5.2% 5/21/13	1,560,000	1,532,708
Korea Development Bank 3.875% 3/2/09	5,775,000	5,606,168
SouthTrust Corp. 5.8% 6/15/14	1,440,000	1,461,812
Wachovia Bank NA 4.875% 2/1/15	4,405,000	4,238,341
Wachovia Corp. 4.875% 2/15/14	785,000	756,659
Woori Bank 6.125% 5/3/16 (a)(d)	2,335,000	2,381,653
		15,977,341
Consumer Finance - 0.6%
American Express Co. 6.8% 9/1/66 (d)	1,625,000	1,732,799
Capital One Financial Corp. 5.7% 9/15/11	1,375,000	1,395,380
Household Finance Corp. 4.125% 11/16/09	2,880,000	2,799,979
Household International, Inc. 5.836% 2/15/08	5,225,000	5,251,303
HSBC Finance Corp. 5% 6/30/15	3,525,000	3,427,590
MBNA America Bank NA 7.125% 11/15/12	1,075,000	1,171,218
MBNA Corp. 7.5% 3/15/12	1,860,000	2,037,433
		17,815,702
Diversified Financial Services - 1.2%
Bank of America Corp. 7.4% 1/15/11	9,125,000	9,828,446
Citigroup, Inc.:
5% 9/15/14	2,325,000	2,270,123
6.125% 8/25/36	3,000,000	3,123,894
JPMorgan Chase & Co.:
4.891% 9/1/15 (d)	20,000	19,598
5.6% 6/1/11	127,000	128,602
5.75% 1/2/13	3,500,000	3,561,968
JPMorgan Chase Capital XVII 5.85% 8/1/35	6,975,000	6,790,658
Prime Property Funding, Inc. 5.125% 6/1/15 (a)	3,375,000	3,196,952
ZFS Finance USA Trust II 6.45% 12/15/65 (a)(d)	3,400,000	3,467,701
		32,387,942
Insurance - 0.8%
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,635,000	1,624,870
Lincoln National Corp. 7% 5/17/66 (d)	5,510,000	5,839,972

	Principal Amount	Value (Note 1)
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	$ 4,259,000	$ 4,401,127
Platinum Underwriters Finance, Inc. 7.5% 6/1/17	3,000,000	3,163,728
Principal Life Global Funding I 6.25% 2/15/12 (a)	2,310,000	2,406,108
Symetra Financial Corp. 6.125% 4/1/16 (a)	3,855,000	3,899,271
		21,335,076
Real Estate Investment Trusts - 1.9%
AMB Property LP 5.9% 8/15/13	2,575,000	2,612,126
Archstone-Smith Operating Trust 5.25% 5/1/15	4,875,000	4,783,243
Arden Realty LP 5.25% 3/1/15	625,000	616,869
Brandywine Operating Partnership LP:
4.5% 11/1/09	1,365,000	1,328,907
5.75% 4/1/12	1,770,000	1,782,151
Camden Property Trust 5.375% 12/15/13	1,655,000	1,630,230
Colonial Properties Trust:
4.75% 2/1/10	615,000	598,053
5.5% 10/1/15	6,290,000	6,133,857
Developers Diversified Realty Corp.:
3.875% 1/30/09	1,010,000	978,157
4.625% 8/1/10	225,000	219,052
5% 5/3/10	2,435,000	2,401,665
5.25% 4/15/11	1,395,000	1,381,160
5.375% 10/15/12	1,240,000	1,228,100
Duke Realty LP:
4.625% 5/15/13	925,000	881,481
5.5% 3/1/16	1,270,000	1,249,982
5.625% 8/15/11	1,920,000	1,931,171
5.95% 2/15/17	1,090,000	1,105,764
Equity Residential 5.125% 3/15/16	1,915,000	1,859,804
Federal Realty Investment Trust 5.4% 12/1/13	1,390,000	1,374,474
HRPT Properties Trust 5.75% 11/1/15	670,000	669,294
Liberty Property LP 5.5% 12/15/16	1,715,000	1,690,748
Mack-Cali Realty LP:
5.05% 4/15/10	1,735,000	1,706,789
7.25% 3/15/09	1,085,000	1,120,447
Reckson Operating Partnership LP 5.15% 1/15/11	795,000	777,157
Simon Property Group LP:
5.1% 6/15/15	3,210,000	3,121,953
5.625% 8/15/14	4,550,000	4,588,552
7.75% 1/20/11	595,000	644,725
United Dominion Realty Trust, Inc. 5.25% 1/15/15	890,000	862,686
Washington (REIT) 5.95% 6/15/11	3,015,000	3,058,926
		52,337,523
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - 1.1%
EOP Operating LP:
4.65% 10/1/10	$ 11,270,000	$ 11,191,459
6.75% 2/15/12	2,000,000	2,159,944
6.8% 1/15/09	150,000	155,002
7% 7/15/11	1,925,000	2,083,195
7.25% 6/15/28	150,000	167,359
7.5% 4/19/29	2,724,000	3,126,057
7.875% 7/15/31	182,000	214,487
Post Apartment Homes LP 6.3% 6/1/13	2,655,000	2,722,187
Realogy Corp.:
6.15% 10/15/11 (a)	2,045,000	2,089,702
6.5% 10/15/16 (a)	4,620,000	4,730,229
Regency Centers LP 6.75% 1/15/12	2,035,000	2,143,716
		30,783,337
Thrifts & Mortgage Finance - 0.6%
Countrywide Financial Corp. 6.25% 5/15/16	2,950,000	3,006,734
Independence Community Bank Corp. 3.75% 4/1/14 (d)	3,820,000	3,678,862
Residential Capital Corp. 6.875% 6/30/15	3,875,000	4,017,158
Washington Mutual, Inc. 4.625% 4/1/14	7,300,000	6,833,910
		17,536,664
TOTAL FINANCIALS		225,848,925
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance LLC 5.55% 2/1/16	2,940,000	2,874,806
INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (a)	3,465,000	3,371,840
Bombardier, Inc.:
6.3% 5/1/14 (a)	4,515,000	4,244,100
7.45% 5/1/34 (a)	420,000	384,300
		8,000,240
Airlines - 0.9%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	284,252	285,673
6.978% 10/1/12	678,623	693,892
7.024% 4/15/11	2,180,000	2,269,925
7.858% 4/1/13	3,480,000	3,801,900

	Principal Amount	Value (Note 1)
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	$ 2,305,592	$ 2,392,051
6.795% 2/2/20	4,077,147	4,077,147
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,639,785	1,660,282
United Airlines pass thru trust certificates:
6.071% 9/1/14	1,017,606	1,022,694
6.201% 3/1/10	431,773	434,472
6.602% 9/1/13	1,298,000	1,315,848
7.032% 4/1/12	1,897,035	1,930,233
7.186% 10/1/12	4,697,696	4,791,650
		24,675,767
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 5.5% 5/15/15	3,395,000	3,207,569
Industrial Conglomerates - 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (a)	3,860,000	4,039,718
Siemens Financieringsmaatschap NV 6.125% 8/17/26 (a)	4,045,000	4,133,056
		8,172,774
TOTAL INDUSTRIALS		44,056,350
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
The Western Union Co. 5.4% 11/17/11 (a)	7,105,000	7,006,070
Semiconductors & Semiconductor Equipment - 0.0%
Chartered Semiconductor Manufacturing Ltd. 5.75% 8/3/10	195,000	194,902
TOTAL INFORMATION TECHNOLOGY		7,200,972
MATERIALS - 0.3%
Metals & Mining - 0.2%
Newmont Mining Corp. 5.875% 4/1/35	2,905,000	2,700,290
Vale Overseas Ltd. 6.25% 1/23/17	3,115,000	3,129,161
		5,829,451
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,900,000	1,859,357
TOTAL MATERIALS		7,688,808
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.6%
AT&T Broadband Corp. 8.375% 3/15/13	2,150,000	2,448,990
AT&T, Inc. 6.8% 5/15/36	11,550,000	12,276,795
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
British Telecommunications PLC 8.875% 12/15/30	$ 4,750,000	$ 6,497,402
Deutsche Telekom International Finance BV 5.25% 7/22/13	2,500,000	2,440,755
Embarq Corp.:
7.082% 6/1/16	2,610,000	2,657,032
7.995% 6/1/36	757,000	787,754
SBC Communications, Inc.:
6.15% 9/15/34	1,180,000	1,160,608
6.45% 6/15/34	3,620,000	3,673,670
Sprint Capital Corp.:
6.875% 11/15/28	4,455,000	4,459,491
8.375% 3/15/12	2,635,000	2,928,492
8.75% 3/15/32	3,365,000	4,050,151
Telecom Italia Capital SA:
4.95% 9/30/14	2,000,000	1,852,884
6.375% 11/15/33	6,500,000	6,141,382
7.2% 7/18/36	5,115,000	5,343,733
Telefonica Emisiones SAU 7.045% 6/20/36	9,110,000	9,676,341
Verizon Global Funding Corp. 7.75% 12/1/30	5,043,000	5,915,323
Verizon New York, Inc. 6.875% 4/1/12	1,095,000	1,135,205
		73,446,008
Wireless Telecommunication Services - 0.5%
America Movil SA de CV:
4.125% 3/1/09	1,755,000	1,707,715
6.375% 3/1/35	5,155,000	5,029,440
AT&T Wireless Services, Inc.:
7.875% 3/1/11	740,000	807,168
8.125% 5/1/12	1,130,000	1,271,553
Nextel Communications, Inc. 5.95% 3/15/14	1,555,000	1,516,125
Vodafone Group PLC 5% 12/16/13	3,890,000	3,759,662
		14,091,663
TOTAL TELECOMMUNICATION SERVICES		87,537,671
UTILITIES - 2.9%
Electric Utilities - 1.2%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	4,640,000	4,624,567
Commonwealth Edison Co. 5.4% 12/15/11	2,174,000	2,156,843
Exelon Corp.:
4.9% 6/15/15	5,075,000	4,786,836
6.75% 5/1/11	2,230,000	2,329,271
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	3,107,577
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,284,954

	Principal Amount	Value (Note 1)
Niagara Mohawk Power Corp. 8.875% 5/15/07	$ 75,000	$ 75,867
Progress Energy, Inc.:
5.625% 1/15/16	2,000,000	1,995,342
7.1% 3/1/11	3,277,000	3,489,844
TXU Energy Co. LLC 7% 3/15/13	7,275,000	7,612,254
		33,463,355
Gas Utilities - 0.2%
NiSource Finance Corp.:
5.25% 9/15/17	1,030,000	965,373
5.4% 7/15/14	785,000	760,639
5.45% 9/15/20	2,460,000	2,291,116
7.875% 11/15/10	925,000	997,947
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	196,222
		5,211,297
Independent Power Producers & Energy Traders - 0.4%
Constellation Energy Group, Inc. 7% 4/1/12	5,735,000	6,147,146
PPL Energy Supply LLC:
5.7% 10/15/35	3,030,000	2,976,848
6.2% 5/15/16	2,715,000	2,790,784
TXU Corp. 5.55% 11/15/14	980,000	942,247
		12,857,025
Multi-Utilities - 1.1%
Dominion Resources, Inc.:
4.75% 12/15/10	3,540,000	3,458,626
5.95% 6/15/35	3,040,000	2,988,715
6.25% 6/30/12	3,230,000	3,350,466
6.3% 9/30/66 (d)	1,855,000	1,863,498
MidAmerican Energy Holdings, Co.:
5.875% 10/1/12	2,880,000	2,931,687
6.125% 4/1/36	3,860,000	3,891,088
National Grid PLC 6.3% 8/1/16	7,060,000	7,311,936
TECO Energy, Inc. 7% 5/1/12	1,740,000	1,831,350
WPS Resources Corp. 6.11% 12/1/66 (d)	2,330,000	2,313,126
		29,940,492
TOTAL UTILITIES		81,472,169
TOTAL NONCONVERTIBLE BONDS (Cost $589,568,795)		594,593,856
U.S. Government and Government Agency Obligations - 18.5%

U.S. Government Agency Obligations - 2.6%
Fannie Mae:
3.25% 1/15/08	11,565,000	11,339,378
3.25% 2/15/09	3,286,000	3,170,517
3.375% 12/15/08	374,000	362,587
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
4.75% 12/15/10	$ 9,565,000	$ 9,503,870
Federal Home Loan Bank:
5% 9/18/09	3,075,000	3,080,083
5.375% 8/19/11	8,940,000	9,092,919
Freddie Mac:
4% 6/12/13	17,620,000	16,603,308
4.25% 7/15/09	4,615,000	4,536,840
5.25% 7/18/11	413,000	417,943
5.75% 1/15/12	6,410,000	6,630,075
6.625% 9/15/09	3,475,000	3,619,209
Tennessee Valley Authority 5.375% 4/1/56	2,375,000	2,416,349
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	2,330,000	2,331,244
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		73,104,322
U.S. Treasury Inflation Protected Obligations - 6.1%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	23,651,880	22,431,042
2% 1/15/14 (c)	125,726,149	122,194,874
2.375% 4/15/11	13,733,846	13,686,105
3.5% 1/15/11	11,596,700	12,078,543
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		170,390,564
U.S. Treasury Obligations - 9.8%
U.S. Treasury Bonds 6.25% 5/15/30	10,000,000	11,912,500
U.S. Treasury Notes:
4.25% 8/15/13	89,342,000	87,101,481
4.5% 9/30/11	17,855,000	17,698,072
4.5% 11/30/11 (b)	116,454,000	115,441,511
4.75% 5/15/14	41,660,000	41,767,399
TOTAL U.S. TREASURY OBLIGATIONS		273,920,963
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $523,135,261)		517,415,849
U.S. Government Agency - Mortgage Securities - 32.1%
	Principal Amount	Value (Note 1)
Fannie Mae - 26.9%
3.732% 1/1/35 (d)	$ 442,136	$ 435,363
3.761% 10/1/33 (d)	302,819	297,680
3.763% 12/1/34 (d)	319,787	316,151
3.787% 6/1/34 (d)	1,444,335	1,409,565
3.79% 12/1/34 (d)	60,062	59,360
3.81% 6/1/33 (d)	249,504	246,819
3.829% 1/1/35 (d)	822,807	812,707
3.843% 10/1/33 (d)	3,789,795	3,737,808
3.844% 1/1/35 (d)	263,559	259,840
3.851% 10/1/33 (d)	7,460,181	7,355,183
3.864% 1/1/35 (d)	476,633	472,148
3.889% 10/1/34 (d)	316,501	313,892
3.917% 12/1/34 (d)	272,841	270,745
3.943% 5/1/34 (d)	102,208	103,768
3.957% 5/1/33 (d)	90,967	89,954
3.961% 1/1/35 (d)	344,818	340,181
3.993% 2/1/35 (d)	268,297	265,227
4% 8/1/18 to 6/1/19	3,875,482	3,657,750
4.013% 1/1/35 (d)	142,160	141,146
4.02% 10/1/18 (d)	241,122	237,960
4.046% 1/1/35 (d)	197,232	195,054
4.061% 2/1/35 (d)	256,657	254,002
4.077% 2/1/35 (d)	451,781	446,908
4.079% 2/1/35 (d)	192,573	190,493
4.081% 4/1/33 (d)	103,003	102,062
4.084% 2/1/35 (d)	191,398	190,044
4.102% 1/1/35 (d)	517,878	515,713
4.106% 1/1/35 (d)	515,445	510,274
4.111% 2/1/35 (d)	630,490	626,457
4.127% 2/1/35 (d)	435,085	433,958
4.132% 1/1/35 (d)	872,668	863,195
4.158% 11/1/34 (d)	114,575	113,690
4.17% 1/1/35 (d)	647,352	633,049
4.199% 10/1/34 (d)	48,227	48,247
4.232% 11/1/34 (d)	23,506	23,448
4.25% 2/1/35 (d)	319,513	312,769
4.265% 8/1/33 (d)	574,357	571,172
4.279% 3/1/35 (d)	300,672	299,709
4.285% 10/1/33 (d)	126,337	125,055
4.289% 10/1/34 (d)	51,478	51,872
4.308% 3/1/33 (d)	174,516	170,697
4.31% 3/1/33 (d)	340,583	339,954
4.318% 6/1/33 (d)	158,581	157,504
4.327% 5/1/35 (d)	364,001	361,704
4.345% 4/1/35 (d)	163,691	162,507
4.35% 1/1/35 (d)	336,444	330,076
4.362% 2/1/34 (d)	656,892	649,718
4.402% 2/1/35 (d)	476,614	467,439
4.405% 5/1/35 (d)	861,519	857,026
4.429% 3/1/35 (d)	428,961	420,858
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
4.445% 5/1/35 (d)	$ 247,986	$ 246,341
4.448% 8/1/34 (d)	900,576	891,079
4.488% 3/1/35 (d)	975,271	959,149
4.494% 1/1/35 (d)	387,522	385,517
4.5% 4/1/18 to 10/1/35	103,997,278	99,130,523
4.5% 1/1/22 (b)	4,180,475	4,032,293
4.5% 1/1/22 (b)	12,089,132	11,660,618
4.512% 3/1/35 (d)	971,051	954,728
4.513% 2/1/35 (d)	4,654,428	4,613,718
4.515% 10/1/35 (d)	88,766	88,111
4.521% 2/1/35 (d)	1,770,691	1,766,984
4.522% 2/1/35 (d)	259,455	258,130
4.533% 7/1/35 (d)	1,088,096	1,081,467
4.563% 2/1/35 (d)	173,169	173,360
4.574% 7/1/35 (d)	1,143,407	1,136,673
4.575% 9/1/34 (d)	982,306	970,549
4.577% 2/1/35 (d)	877,671	864,673
4.58% 2/1/35 (d)	3,069,953	3,023,841
4.597% 11/1/34 (d)	904,442	893,132
4.621% 3/1/35 (d)	127,594	127,386
4.64% 1/1/33 (d)	192,814	192,981
4.65% 3/1/35 (d)	2,207,805	2,205,085
4.66% 9/1/34 (d)	95,048	95,922
4.67% 11/1/34 (d)	1,081,449	1,069,960
4.687% 5/1/35 (d)	4,823,029	4,802,712
4.704% 10/1/32 (d)	47,081	47,228
4.712% 2/1/33 (d)	57,723	58,273
4.724% 10/1/34 (d)	1,104,367	1,093,917
4.727% 7/1/34 (d)	874,056	867,158
4.746% 5/1/33 (d)	27,061	27,128
4.753% 12/1/34 (d)	738,097	730,537
4.761% 10/1/32 (d)	80,871	81,645
4.765% 12/1/34 (d)	287,506	284,736
4.775% 1/1/35 (d)	42,183	42,162
4.806% 8/1/34 (d)	281,019	281,435
4.807% 6/1/35 (d)	1,378,029	1,373,482
4.808% 11/1/34 (d)	856,242	848,882
4.871% 10/1/34 (d)	3,350,931	3,327,023
4.976% 2/1/35 (d)	103,545	103,341
4.989% 12/1/32 (d)	33,335	33,358
5% 10/1/17 to 8/1/35	71,884,514	70,315,638
5% 1/1/22 (b)	33,799,239	33,226,565
5% 1/1/37 (b)	40,442,571	39,042,510
5% 1/1/37 (b)	50,331,085	48,588,698
5% 1/1/37 (b)	25,000,000	24,134,538
5.058% 11/1/34 (d)	68,410	68,572
5.071% 7/1/34 (d)	144,308	143,973
5.078% 9/1/34 (d)	2,562,408	2,554,810
5.08% 5/1/35 (d)	1,799,254	1,799,052
5.1% 5/1/35 (d)	4,080,777	4,081,347

	Principal Amount	Value (Note 1)
5.164% 5/1/35 (d)	$ 2,974,958	$ 2,968,495
5.168% 8/1/33 (d)	403,802	403,908
5.171% 5/1/35 (d)	1,107,710	1,105,380
5.182% 6/1/35 (d)	1,269,104	1,270,791
5.205% 5/1/35 (d)	3,196,297	3,192,358
5.278% 7/1/35 (d)	154,823	155,069
5.304% 12/1/35 (d)	1,879,168	1,875,771
5.319% 2/1/36 (d)	3,787,379	3,783,715
5.492% 2/1/36 (d)	5,520,488	5,537,439
5.5% 6/1/09 to 2/1/36	148,438,886	147,265,101
5.5% 1/1/37 (b)	45,318,449	44,795,402
5.58% 9/1/36 (d)	1,864,999	1,872,145
5.616% 1/1/36 (d)	1,625,576	1,635,197
5.724% 9/1/35 (d)	1,593,743	1,606,534
5.816% 2/1/36 (d)	880,753	887,731
5.881% 1/1/36 (d)	1,046,663	1,052,558
6% 6/1/14 to 6/1/36	33,614,700	34,023,066
6% 1/1/22 (b)	1,620,128	1,642,278
6% 1/1/22 (b)	2,191,579	2,221,541
6% 1/1/37 (b)	25,000,000	25,167,218
6.5% 6/1/11 to 7/1/34	50,117,295	51,335,650
6.641% 9/1/36 (d)	5,176,791	5,266,658
7% 3/1/15 to 8/1/32	4,224,031	4,378,574
7.5% 8/1/08 to 11/1/31	3,325,721	3,455,639
8% 1/1/30 to 6/1/30	73,643	76,940
8.5% 3/1/25 to 6/1/25	1,383	1,490
TOTAL FANNIE MAE		753,005,489
Freddie Mac - 2.8%
4% 2/1/20	3,978,670	3,743,736
4.053% 12/1/34 (d)	309,551	305,459
4.103% 1/1/35 (d)	1,225,804	1,208,179
4.113% 12/1/34 (d)	468,630	464,164
4.272% 3/1/35 (d)	356,210	352,917
4.293% 5/1/35 (d)	685,544	681,283
4.298% 12/1/34 (d)	473,957	463,316
4.317% 2/1/35 (d)	822,666	818,169
4.34% 3/1/35 (d)	707,828	691,953
4.381% 2/1/35 (d)	860,101	841,165
4.422% 2/1/34 (d)	366,780	361,916
4.429% 6/1/35 (d)	534,523	529,261
4.437% 3/1/35 (d)	461,397	452,393
4.458% 3/1/35 (d)	462,111	452,823
4.5% 5/1/19	44,459	42,918
4.544% 2/1/35 (d)	744,133	729,378
4.771% 10/1/34 (d)	1,333,220	1,317,061
4.772% 3/1/33 (d)	148,546	149,648
4.784% 10/1/32 (d)	53,662	53,987
4.825% 9/1/34 (d)	670,815	663,776
4.994% 4/1/35 (d)	2,077,759	2,071,337
5.122% 4/1/35 (d)	1,907,058	1,896,300
5.218% 3/1/36 (d)	687,687	686,981
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
5.292% 6/1/35 (d)	$ 1,302,225	$ 1,296,080
5.452% 11/1/35 (d)	892,645	892,070
5.563% 1/1/36 (d)	2,629,861	2,630,391
5.668% 4/1/32 (d)	56,779	57,353
6% 5/1/33	4,003,722	4,060,530
6% 1/1/37 (b)	40,000,000	40,286,296
6.524% 10/1/36 (d)	5,058,192	5,115,686
6.61% 7/1/36 (d)	2,488,867	2,521,871
6.7% 8/1/36 (d)	785,693	799,015
7.5% 5/1/17 to 11/1/31	396,426	412,525
8% 7/1/17 to 5/1/27	48,525	51,236
8.5% 3/1/20 to 1/1/28	251,363	270,763
TOTAL FREDDIE MAC		77,371,936
Government National Mortgage Association - 2.4%
3.75% 1/20/34 (d)	2,058,720	2,045,341
4.25% 7/20/34 (d)	630,293	623,897
6% 8/15/08 to 8/15/29	3,168,110	3,228,644
6.5% 6/15/08 to 7/15/36	32,973,544	33,927,746
6.5% 1/1/37 (b)	9,384,991	9,626,617
6.5% 1/1/37 (b)	7,380,904	7,570,933
7% 1/15/28 to 11/15/32	7,579,606	7,865,126
7.5% 4/15/22 to 10/15/28	1,633,065	1,714,445
8% 2/15/17 to 1/15/31	211,712	221,884
8.5% 12/15/16 to 3/15/30	70,469	75,716
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		66,900,349
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $902,853,236)		897,277,774
Asset-Backed Securities - 4.0%

ACE Securities Corp.:
Series 2004-HE1:
Class M1, 5.85% 2/25/34 (d)	950,000	952,662
Class M2, 6.45% 2/25/34 (d)	1,075,000	1,084,763
Series 2005-SD1 Class A1, 5.75% 11/25/50 (d)	398,032	398,647
Aesop Funding II LLC Series 2005-1A Class A1, 3.95% 4/20/08 (a)	1,200,000	1,180,539
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1, 9.1% 9/9/30 (a)(d)	439,903	443,203
AmeriCredit Automobile Receivables Trust:
Series 2003-BX Class A4B, 5.82% 1/6/10 (d)	688,022	688,455

	Principal Amount	Value (Note 1)
Series 2006-1:
Class A3, 5.11% 10/6/10	$ 97,000	$ 96,739
Class B1, 5.2% 3/6/11	305,000	304,550
Class C1, 5.28% 11/6/11	1,850,000	1,848,851
Class E1, 6.62% 5/6/13 (a)	1,540,000	1,536,196
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 5.78% 4/25/34 (d)	535,000	535,007
Class M2, 5.83% 4/25/34 (d)	425,000	425,006
Amortizing Residential Collateral Trust Series 2002-BC1 Class M2, 6.45% 1/25/32 (d)	184,387	184,978
ARG Funding Corp. Series 2005-1A Class A1, 4.02% 4/20/09 (a)	1,300,000	1,280,959
Argent Securities, Inc. Series 2004-W5 Class M1, 5.95% 4/25/34 (d)	1,730,000	1,732,775
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2004-HE2 Class M1, 5.9% 4/25/34 (d)	1,660,000	1,665,371
Series 2004-HE3:
Class M1, 5.89% 6/25/34 (d)	175,000	175,734
Class M2, 6.47% 6/25/34 (d)	400,000	403,185
Capital Auto Receivables Asset Trust:
Series 2006-1:
Class A3, 5.03% 10/15/09	995,000	991,826
Class B, 5.26% 10/15/10	945,000	943,026
Class C, 5.55% 1/18/11	5,965,000	5,963,076
Class D, 7.16% 1/15/13 (a)	645,000	644,773
Series 2006-SN1A:
Class B, 5.5% 4/20/10 (a)	445,000	445,973
Class C, 5.77% 5/20/10 (a)	430,000	431,075
Class D, 6.15% 4/20/11 (a)	725,000	726,540
Capital One Multi-Asset Execution Trust Series 2004-6 Class B, 4.15% 7/16/12	4,465,000	4,351,514
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 7.32% 8/25/36 (a)(d)	255,000	218,663
Cendant Timeshare Receivables Funding LLC Series 2005-1A Class A1, 4.67% 5/20/17 (a)	1,016,808	1,004,998
CIT Equipment Collateral Trust Series 2006-VT1 Class A3, 5.13% 12/21/08	3,380,000	3,375,749
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	5,120,000	5,046,349
Series 2006-B2 Class B2, 5.15% 3/7/11	2,270,000	2,265,791
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	2,415,000	2,416,375
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.85% 5/25/34 (d)	3,145,000	3,155,684
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Countrywide Home Loans, Inc.: - continued
Series 2004-3 Class M1, 5.85% 6/25/34 (d)	$ 625,000	$ 627,724
Series 2004-4:
Class A, 5.72% 8/25/34 (d)	80,147	80,253
Class M2, 5.88% 6/25/34 (d)	620,000	622,833
Series 2005-1:
Class MV1, 5.75% 7/25/35 (d)	1,275,000	1,279,179
Class MV2, 5.79% 7/25/35 (d)	1,520,000	1,526,036
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (a)	2,052,000	2,018,989
Class C, 5.074% 6/15/35 (a)	1,862,000	1,837,850
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (a)	840,000	854,212
Drive Auto Receivables Trust Series 2006-2 Class A3, 5.33% 4/15/14 (a)	4,995,000	5,003,671
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.9% 3/25/34 (d)	175,000	175,241
Class M4, 6.25% 3/25/34 (d)	125,000	125,385
Ford Credit Auto Owner Trust:
Series 2006-A Class A3, 5.05% 11/15/09	2,335,000	2,328,614
Series 2006-B Class D, 7.26% 2/15/13 (a)	1,025,000	1,029,657
Fremont Home Loan Trust:
Series 2004-A Class M1, 5.9% 1/25/34 (d)	2,000,000	2,003,257
Series 2005-A:
Class M1, 5.78% 1/25/35 (d)	250,000	251,646
Class M2, 5.81% 1/25/35 (d)	350,000	351,716
Class M3, 5.84% 1/25/35 (d)	200,000	201,269
Class M4, 6.03% 1/25/35 (d)	150,000	151,371
GSAMP Trust Series 2004-FM2:
Class M1, 5.85% 1/25/34 (d)	1,498,100	1,498,124
Class M2, 6.45% 1/25/34 (d)	332,817	332,822
Class M3, 6.65% 1/25/34 (d)	140,732	140,734
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.81% 1/20/35 (d)	615,468	616,862
Class M2, 5.84% 1/20/35 (d)	462,852	464,492
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	2,010,000	2,012,722
Series 2006-1:
Class A3, 5.13% 6/15/10	745,000	743,950

	Principal Amount	Value (Note 1)
Class B, 5.29% 11/15/12	$ 315,000	$ 315,214
Class C, 5.34% 11/15/12	405,000	405,352
Lancer Funding Ltd. Series 2006-1A Class A3, 7.07% 4/6/46 (a)(d)	1,680,269	1,695,927
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (a)	3,860,000	3,645,917
Class C, 4.13% 11/20/37 (a)	3,760,000	3,398,051
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 5.88% 6/25/34 (d)	525,000	526,939
Class M2, 6.43% 6/25/34 (d)	160,000	160,993
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.85% 7/25/34 (d)	875,916	876,775
Class M2, 5.9% 7/25/34 (d)	150,000	150,198
Morgan Stanley ABS Capital I, Inc. Series 2004-NC2 Class M1, 5.9% 12/25/33 (d)	913,299	917,762
Morgan Stanley Dean Witter Capital I Trust Series 2003-NC1 Class M1, 6.4% 11/25/32 (d)	1,038,917	1,039,874
National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75% 12/25/09 (f)	1,750,000	324,800
Onyx Acceptance Owner Trust Series 2005-A Class A3, 3.69% 5/15/09	258,505	256,957
Park Place Securities, Inc. Series 2005-WCH1:
Class M2, 5.87% 1/25/35 (d)	1,700,000	1,709,272
Class M4, 6.18% 1/25/35 (d)	3,650,000	3,677,643
Pinnacle Capital Asset Trust Series 2006-A:
Class B, 5.51% 9/25/09 (a)	1,460,000	1,459,626
Class C, 5.77% 5/25/10 (a)	1,355,000	1,354,720
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (a)	4,570,000	4,573,213
Saxon Asset Securities Trust Series 2004-1 Class M1, 5.88% 3/25/35 (d)	1,675,000	1,675,871
Specialty Underwriting & Residential Finance Series 2003-BC4 Class M1, 5.95% 11/25/34 (d)	685,000	688,042
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 5.71% 2/25/34 (d)	158,860	159,795
Volkswagen Auto Lease Trust Series 2005-A Class A4, 3.94% 10/20/10	2,195,000	2,172,448
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Auto Loan Trust Series 2006-2A Class A4, 5.23% 3/20/12 (a)	$ 4,000,000	$ 4,008,156
World Omni Auto Receivables Trust Series 2006-A Class A3, 5.01% 10/15/10	2,230,000	2,224,146
TOTAL ASSET-BACKED SECURITIES (Cost $110,668,118)		110,615,332
Collateralized Mortgage Obligations - 5.4%

Private Sponsor - 2.3%
Arkle Master Issuer PLC floater Series 2006-1A Class 3C, 5.7566% 2/17/52 (a)(d)	770,000	769,940
Banc of America Mortgage Securities, Inc. Series 2005-E Class 2A7, 4.6078% 6/25/35 (d)	2,680,000	2,633,884
Bear Stearns Alt-A Trust floater Series 2005-1 Class A1, 5.63% 1/25/35 (d)	2,079,055	2,083,421
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater:
Series 2005-1 Class 5A2, 5.68% 5/25/35 (d)	913,310	911,755
Series 2005-2 Class 6A2, 5.63% 6/25/35 (d)	369,157	369,813
Series 2005-3 Class 8A2, 5.59% 7/25/35 (d)	846,266	848,133
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.72% 4/25/34 (d)	202,203	202,367
Series 2004-AR5 Class 11A2, 5.72% 6/25/34 (d)	96,733	96,795
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 5.8472% 11/20/56 (a)(d)	6,490,000	6,489,676
Granite Master Issuer PLC floater Series 2006-1A Class C2, 5.975% 12/20/54 (a)(d)	2,200,000	2,199,912
Impac CMB Trust floater:
Series 2005-1:
Class M1, 5.78% 4/25/35 (d)	741,180	742,902
Class M2, 5.82% 4/25/35 (d)	1,279,770	1,282,529
Series 2005-2 Class 1A2, 5.66% 4/25/35 (d)	692,603	693,376
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3, 4.9533% 11/25/35 (d)	760,000	758,511
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 5.71% 9/26/45 (a)(d)	1,830,752	1,836,453
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	474,983	473,350

	Principal Amount	Value (Note 1)
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2005-A Class A2, 5.71% 2/25/30 (d)	$ 1,399,700	$ 1,401,655
Series 2005-B Class A2, 5.5988% 7/25/30 (d)	1,336,720	1,338,203
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3 Class ASB, 5.382% 7/12/46 (d)	4,570,000	4,583,827
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 5.64% 7/25/35 (d)	1,618,125	1,621,573
Residential Asset Mortgage Products, Inc. sequential payer Series 2004-SL2 Class A1, 6.5% 10/25/16	318,189	322,342
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 6.8% 6/10/35 (a)(d)	1,156,047	1,174,833
Class B4, 7% 6/10/35 (a)(d)	1,034,358	1,053,752
Class B5, 7.6% 6/10/35 (a)(d)	706,733	724,402
Class B6, 8.1% 6/10/35 (a)(d)	416,551	426,965
Sequoia Mortgage Trust floater:
Series 2005-1 Class A2, 5.8325% 2/20/35 (d)	1,211,146	1,214,132
Series 2005-2 Class A2, 5.7% 3/20/35 (d)	1,395,492	1,397,809
Structured Adjustable Rate Mortgage Loan Trust floater Series 2001-14 Class A1, 5.66% 7/25/35 (d)	2,732,566	2,743,200
Thornburg Mortgage Securities Trust floater Series 2005-3 Class A4, 5.59% 10/25/35 (d)	3,704,028	3,699,097
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4, 5.191% 10/20/35 (d)	605,000	603,262
WaMu Mortgage pass thru certificates floater Series 2005-AR13 Class A1C1, 5.54% 10/25/45 (d)	390,593	390,697
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1091% 6/25/35 (d)	4,592,672	4,502,584
Series 2005-AR12 Class 2A6, 4.319% 7/25/35 (d)	4,857,071	4,799,086
Series 2005-AR4 Class 2A2, 4.5251% 4/25/35 (d)	3,852,461	3,788,290
Series 2005-AR9 Class 2A1, 4.3622% 5/25/35 (d)	1,977,079	1,940,060
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (d)	6,240,000	6,200,888
TOTAL PRIVATE SPONSOR		66,319,474
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - 3.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	$ 3,400,000	$ 3,493,966
Series 1999-57 Class PH, 6.5% 12/25/29	2,700,000	2,768,133
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 5.6% 10/25/35 (d)	2,911,051	2,917,255
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class Series 2004-81:
Class KC, 4.5% 4/25/17	11,215,000	10,935,126
Class KD, 4.5% 7/25/18	2,625,000	2,519,554
sequential payer:
Series 2004-3 Class BA, 4% 7/25/17	248,813	239,761
Series 2004-86 Class KC, 4.5% 5/25/19	1,119,250	1,088,094
Series 2004-91 Class AH, 4.5% 5/25/29	2,340,009	2,276,111
Freddie Mac planned amortization class Series 3033 Class UD, 5.5% 10/15/30	1,910,000	1,907,589
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2500 Class TE, 5.5% 9/15/17	10,275,186	10,297,879
Series 2677 Class LD, 4.5% 3/15/17	8,800,218	8,514,378
Series 2702 Class WB, 5% 4/15/17	2,947,632	2,929,473
Series 2885 Class PC, 4.5% 3/15/18	2,560,000	2,498,395
Series 3018 Class UD, 5.5% 9/15/30	2,825,000	2,820,065
Series 3049 Class DB, 5.5% 6/15/31	4,440,000	4,434,744
Series 3102 Class OH, 1/15/36 (g)	1,940,000	1,478,464
sequential payer Series 2750 Class ZT, 5% 2/15/34	2,234,596	1,998,921
Series 3117 Class PC, 5% 6/15/31	20,000,000	19,605,820
Ginnie Mae guaranteed REMIC pass thru securities sequential payer Series 2003-22 Class B, 3.963% 5/16/32	3,295,000	3,173,146
TOTAL U.S. GOVERNMENT AGENCY		85,896,874
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $152,655,052)		152,216,348
Commercial Mortgage Securities - 5.5%
	Principal Amount	Value (Note 1)
Asset Securitization Corp.:
sequential payer Series 1995-MD4 Class A1, 7.1% 8/13/29	$ 2,672	$ 2,684
Series 1997-D5:
Class A2, 7.0447% 2/14/43 (d)	1,435,000	1,550,979
Class A3, 7.0947% 2/14/43 (d)	1,545,000	1,609,697
Banc of America Commercial Mortgage Trust:
sequential payer Series 2006-2 Class AAB, 5.9123% 5/10/45 (d)	2,100,000	2,155,748
Series 2006-5:
Class A2, 5.317% 10/10/11	8,745,000	8,774,234
Class A3, 5.39% 2/10/14	1,985,000	1,990,063
Banc of America Commercial Mortgage, Inc. Series 2005-1 Class A3, 4.877% 11/10/42	3,855,000	3,814,205
Banc of America Large Loan, Inc.:
floater:
Series 2005-ESHA:
Class E, 5.93% 7/14/20 (a)(d)	835,000	836,034
Class F, 6.1% 7/14/20 (a)(d)	505,000	505,624
Class G, 6.23% 7/14/20 (a)(d)	250,000	250,309
Class H, 6.45% 7/14/20 (a)(d)	335,000	335,413
Series 2005-MIB1:
Class C, 5.66% 3/15/22 (a)(d)	390,000	390,374
Class D, 5.71% 3/15/22 (a)(d)	395,000	395,433
Class F, 5.82% 3/15/22 (a)(d)	385,000	385,436
Class G, 5.88% 3/15/22 (a)(d)	250,000	250,283
Series 2006-ESH:
Class A, 6.21% 7/14/11 (a)(d)	1,277,778	1,277,958
Class B, 6.31% 7/14/11 (a)(d)	587,321	586,972
Class C, 6.46% 7/14/11 (a)(d)	1,276,209	1,276,388
Class D, 7.09% 7/14/11 (a)(d)	783,603	784,580
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 5.71% 4/25/34 (a)(d)	579,497	580,674
Class B, 7.25% 4/25/34 (a)(d)	57,950	58,792
Class M1, 5.91% 4/25/34 (a)(d)	57,950	58,113
Class M2, 6.55% 4/25/34 (a)(d)	57,950	58,484
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Bayview Commercial Asset Trust floater: - continued
Series 2004-3:
Class A1, 5.72% 1/25/35 (a)(d)	$ 2,183,273	$ 2,189,413
Class A2, 5.77% 1/25/35 (a)(d)	291,103	292,013
Class M1, 5.85% 1/25/35 (a)(d)	363,879	365,130
Class M2, 6.35% 1/25/35 (a)(d)	218,327	220,238
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW13 Class A3, 5.518% 9/11/41	2,010,000	2,033,829
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(d)	1,345,000	1,401,759
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust sequential payer Series 1999-1 Class A2, 7.439% 8/15/31	5,000,000	5,227,137
COMM:
floater Series 2002-FL7 Class D, 5.92% 11/15/14 (a)(d)	248,000	248,795
Series 2004-LBN2 Class X2, 1.1332% 3/10/39 (a)(d)(f)	6,505,437	176,586
Commercial Mortgage pass thru certificates:
floater Series 2005-FL11:
Class B, 5.6% 11/15/17 (a)(d)	669,249	669,479
Class E, 5.74% 11/15/17 (a)(d)	303,131	303,341
Class F, 5.8% 11/15/17 (a)(d)	275,573	275,754
sequential payer Series 2006-CN2A Class A2FX, 5.449% 2/5/19 (a)	2,745,000	2,762,487
Credit Suisse Commercial Mortgage Trust Series 2006-C4 Class AAB, 5.439% 9/15/39	5,350,000	5,380,864
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer:
Series 1997-C2 Class A3, 6.55% 1/17/35	1,858,828	1,871,534
Series 1999-C1 Class A2, 7.29% 9/15/41	5,100,581	5,287,633
Series 2000-C1 Class A2, 7.545% 4/15/62	1,600,000	1,690,856
Series 2004-C1:
Class A3, 4.321% 1/15/37	2,235,000	2,160,476
Class A4, 4.75% 1/15/37	3,035,000	2,931,054
Series 1997-C2 Class D, 7.27% 1/17/35	1,900,000	1,940,730
Series 1998-C1:
Class C, 6.78% 5/17/40	5,000,000	5,127,502
Class D, 7.17% 5/17/40	595,000	631,324

	Principal Amount	Value (Note 1)
Series 2001-CKN5 Class AX, 1.0625% 9/15/34 (a)(d)(f)	$ 28,371,547	$ 1,538,317
Series 2002-CP3 Class G, 6.639% 7/15/35 (a)	250,000	263,609
Series 2004-C1 Class ASP, 1.0473% 1/15/37 (a)(d)(f)	32,628,363	851,506
CS First Boston Mortgage Securities Corp. Series 2005-C1 Class A3, 5.711% 2/15/39 (d)	3,895,000	3,955,975
Deutsche Mortgage & Asset Receiving Corp. sequential payer Series 1998-C1 Class D, 7.231% 6/15/31	4,940,000	5,051,595
DLJ Commercial Mortgage Corp. sequential payer Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,498,958	3,721,351
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2004-GG1 Class A4, 4.755% 6/10/36	1,615,000	1,593,310
Series 2006-GG7 Class A3, 6.1101% 7/10/38	3,460,000	3,590,832
GS Mortgage Securities Corp. II:
sequential payer Series 2003-C1 Class A2A, 3.59% 1/10/40	3,345,000	3,283,803
Series 1998-GLII Class E, 7.1908% 4/13/31 (d)	1,615,000	1,646,083
Series 2006-GG6 Class A2, 5.506% 4/10/38 (d)	2,990,000	3,018,391
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer:
Series 2006-CB14 Class A3B, 5.6709% 12/12/44 (d)	4,625,000	4,679,986
Series 2006-CB15 Class A3, 5.819% 6/12/43 (d)	5,840,000	5,994,247
Series 2006-LDP9 Class A2, 5.134% 5/15/47 (d)	5,065,000	4,984,264
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,180,000	2,330,650
Series 2001-C3 Class A1, 6.058% 6/15/20	2,020,499	2,051,107
Series 2005-C3 Class A2, 4.553% 7/15/30	1,746,000	1,712,178
Series 2006-C1 Class A2, 5.084% 2/15/31	1,495,000	1,488,965
Series 2001-C3 Class B, 6.512% 6/15/36	1,810,000	1,902,846
Merrill Lynch Mortgage Trust sequential payer:
Series 2004-KEY2 Class A2, 4.166% 8/12/39	215,000	208,194
Series 2005-MCP1 Class A2, 4.556% 6/12/43	2,120,000	2,074,692
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Capital I Trust Series 2006-T23 Class A1, 5.682% 8/12/41	$ 1,482,856	$ 1,501,916
Morgan Stanley Capital I, Inc.:
sequential payer Series 2004-HQ3 Class A2, 4.05% 1/13/41	2,235,000	2,169,375
Series 2005-IQ9 Class X2, 1.1762% 7/15/56 (a)(d)(f)	27,028,747	1,059,051
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	2,212,538	2,863,842
Thirteen Affiliates of General Growth Properties, Inc.:
sequential payer Series 1 Class A2, 6.602% 11/15/07 (a)	7,200,000	7,265,809
Series 1:
Class D2, 6.992% 11/15/07 (a)	4,260,000	4,304,552
Class E2, 7.224% 11/15/07 (a)	2,550,000	2,581,697
TrizecHahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	752,838	766,185
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2003-C6 Class A2, 4.498% 8/15/35	3,595,000	3,526,714
Series 2003-C7 Class A1, 4.241% 10/15/35 (a)	1,319,377	1,283,231
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $154,481,349)		154,380,684
Foreign Government and Government Agency Obligations - 0.7%

Israeli State 4.625% 6/15/13	985,000	937,294
United Mexican States:
5.875% 1/15/14	1,665,000	1,708,290
6.75% 9/27/34	3,535,000	3,835,475
7.5% 4/8/33	11,212,000	13,202,130
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $17,192,955)		19,683,189
Supranational Obligations - 0.1%
	Principal Amount	Value (Note 1)
Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $1,706,548)	$ 1,725,000	$ 1,834,403
Fixed-Income Funds - 18.9%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $528,100,583)	5,309,432	528,129,201
Preferred Securities - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (d)	$ 3,520,000	3,668,920
Cash Equivalents - 8.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 5.33%, dated 12/29/06 due 1/2/07 (Collateralized by U.S. Government Obligations) # (Cost $237,736,000)	$ 237,876,735	237,736,000
TOTAL INVESTMENT PORTFOLIO - 115.1% (Cost $3,221,617,897)	3,217,551,556
NET OTHER ASSETS - (15.1)%	(422,603,393)
NET ASSETS - 100%	$ 2,794,948,163
Swap Agreements
	Expiration Date	Notional Amount	Value
Credit Default Swaps

Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 6.1020% 11/25/34

	Dec. 2034	$ 775,000	$ (354)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 8.8244% 8/25/34	Sept. 2034	465,000	1,791
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34	August 2034	465,000	1,882
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8, Class B3, 7.6913% 9/25/34	Oct. 2034	465,000	2,195

	Expiration Date	Notional Amount	Value

Receive from Merrill Lynch, Inc. upon default event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15, and pay quarterly notional amount multiplied by 2.12%

	Sept. 2013	$ 1,360,000	$ (98,669)
Receive from Merrill Lynch, Inc., upon default event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15 and pay quarterly notional amount multiplied by 1.68%	Sept. 2013	2,035,000	(98,334)
Receive monthly notional amount multiplied by 2.6% and pay Merrill Lynch, Inc. upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8, Class M9, 6.1020% 9/25/34	Oct. 2034	1,800,000	(12,710)
Receive monthly notional amount multiplied by 3.05% and pay Morgan Stanley, Inc. upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2006-HE3 Class B3, 7.22% 4/25/36	May 2036	1,300,000	(4,304)
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	1,075,000	(14,742)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .82% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34

	August 2034	$ 465,000	$ 1,651
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	465,000	1,545
Receive monthly notional amount multiplied by .85% and pay UBS upon default event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	465,000	3,282
Receive monthly notional amount multiplied by 1.32% and pay Goldman Sachs upon default event of Securitized Asset Backed Receivables LLC Trust, par value of the notional amount of Securitized Asset Backed Receivables LLC Trust Series 2006-OP1 Class B2, 6.72% 10/25/35	Nov. 2035	1,900,000	(42,625)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	640,000	(5,623)

	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 465,000	$ (3,457)
Receive monthly notional amount multiplied by 2.36% and pay Morgan Stanley, Inc. upon default event of GE-WMC Mortgage Securities, LLC, par value of the notional amount of GE-WMC Mortgage Securities, LLC Series 2006-1 Class B3, 7.13% 8/25/36	Sept. 2036	3,700,000	(74,016)
Receive monthly notional amount multiplied by 2.39% and pay UBS upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.73% 2/25/34	March 2034	794,499	(5,334)
Receive monthly notional amount multiplied by 2.4% and pay Deutsche Bank upon default event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.2288% 1/25/34	Feb. 2034	486,427	(1,697)
Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.102% 11/25/34	Dec. 2034	1,800,000	(21,869)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon default event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34

	Oct. 2034	$ 1,800,000	$ (13,775)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon default event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	55,247	211
Receive monthly notional amount multiplied by 2.7% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	770,000	(18,984)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon default event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	1,715,000	(4,580)
Receive monthly notional amount multiplied by 3% and pay JPMorgan Chase, Inc. upon default event of GSAMP Trust, par value of the notional amount of GSAMP Trust Series 2006-NC2 Class M9, 7.3744% 6/25/36	July 2036	1,900,000	(20,979)

	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by 3.66% and pay Deutsche Bank upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35

	June 2035	$ 1,900,000	$ (6,783)
Receive monthly notional amount multiplied by 3.83% and pay Morgan Stanley, Inc. upon default event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35	June 2035	600,000	4
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon default event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	465,000	3,824
Receive quarterly notional amount multiplied by .30% and pay Goldman Sachs upon default event of Entergy Corp., par value of the notional amount of Entergy Corp. 7.75% 12/15/09	March 2008	2,830,000	7,495
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	1,900,000	14,181
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued
Receive quarterly notional amount multiplied by .37% and pay Goldman Sachs upon default event of Pacific Gas & Electric Co., par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	$ 2,420,000	$ 20,581
Receive quarterly notional amount multiplied by .37% and pay Morgan Stanley, Inc. upon default event of Pacific Gas & Electric Co. par value of the notional amount of Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	3,675,000	31,254
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	1,400,000	8,590
Receive semi-annually notional amount multiplied by .5% and pay Credit Suisse First Boston upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	1,885,000	5,941
Receive semi-annually notional amount multiplied by .5% and pay Deutsche Bank upon default event of Russian Federation, par value of the notional amount of Russian Federation 5% 3/31/30	June 2008	3,395,000	10,700

	Expiration Date	Notional Amount	Value
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	$ 4,290,000	$ 41,579
Receive semi-annually notional amount multiplied by .625% and pay Deutsche Bank upon default event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33	May 2011	2,260,000	23,239
TOTAL CREDIT DEFAULT SWAPS		$ 54,181,173	$ (268,890)
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	July 2009	42,000,000	(1,208,565)
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	11,825,000	(241,174)
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	11,825,000	(272,604)
Receive semi-annually a fixed rate equal to 4.378% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Sept. 2008	25,400,000	(65,237)
Receive semi-annually a fixed rate equal to 4.492% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Sept. 2010	1,500,000	(13,895)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 4.7515% and pay quarterly a floating rate based on 3-month LIBOR with UBS	Jan. 2009	$ 50,000,000	$ 115,675
Receive semi-annually a fixed rate equal to 4.8575% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2008	32,000,000	(197,187)
Receive semi-annually a fixed rate equal to 4.93% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Nov. 2010	1,000,000	(6,542)
Receive semi-annually a fixed rate equal to 5.186% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Sept. 2011	20,000,000	328,544
Receive semi-annually a fixed rate equal to 5.276% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	April 2011	52,500,000	338,179
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	15,000,000	130,298
Receive semi-annually a fixed rate equal to 5.354% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	April 2011	32,000,000	309,917
Receive semi-annually a fixed rate of 5.312% and pay quarterly a floating rate based on the 3-month LIBOR with Lehman Brothers, Inc.	April 2011	105,000,000	861,872
TOTAL INTEREST RATE SWAPS		$ 400,050,000	$ 79,281

	Expiration Date	Notional Amount	Value
Total Return Swaps
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	Jan. 2007	$ 20,000,000	$ (222,573)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 7.5 basis points with Lehman Brothers, Inc.	Feb. 2007	23,200,000	(260,521)
TOTAL TOTAL RETURN SWAPS		43,200,000	(483,094)
		$ 497,431,173	$ (672,703)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $187,117,884 or 6.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $106,166.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited list of holdings for each Fidelity Central Fund, as of the Investing Fund's report date, is available upon request or at advisor.fidelity.com. The reports are located just after the Investing Fund's financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each Fidelity Central Fund's financial statements, which are not covered by the investing fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$237,736,000 due 1/02/07 at 5.33%
BNP Paribas Securities Corp.	$ 6,696,549
Banc of America Securities LLC	89,704,158
Bank of America, NA	47,714,977
Barclays Capital, Inc.	19,085,991
Citigroup Global Markets, Inc.	9,542,995
Countrywide Securities Corp.	38,748,092
UBS Securities LLC	21,471,740
WestLB AG	4,771,498
$ 237,736,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Ultra-Short Central Fund	$ 12,779,078

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ -	$ 528,100,583	$ -	$ 528,129,201	4.4%

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2006

Assets
Investment in securities, at value (including repurchase agreements of $237,736,000) - See accompanying schedule: Unaffiliated issuers (cost $2,693,517,314)	$ 2,689,422,355
Fidelity Central Funds (cost $528,100,583)	528,129,201
Total Investments (cost $3,221,617,897)		$ 3,217,551,556
Cash		857
Receivable for investments sold		1,142,197
Receivable for swap agreements		77,934
Interest receivable		21,114,598
Total assets		3,239,887,142

Liabilities
Payable for investments purchased Regular delivery	$ 19,660,260
Delayed delivery	411,760,931
Distributions payable	12,820,688
Swap agreements, at value	672,703
Other payables and accrued expenses	24,397
Total liabilities		444,938,979

Net Assets		$ 2,794,948,163
Net Assets consist of:
Paid in capital		$ 2,801,661,927
Undistributed net investment income		3,151,535
Accumulated undistributed net realized gain (loss) on investments		(5,126,255)
Net unrealized appreciation (depreciation) on investments		(4,739,044)
Net Assets, for 27,129,380 shares outstanding		$ 2,794,948,163
Net Asset Value, offering price and redemption price per share ($2,794,369,358 ÷ 27,129,380 shares)		$ 103.02

Statement of Operations

	For the period June 23, 2006 (commencement of operations) to December 31, 2006

Investment Income
Dividends		$ 31,289
Interest		62,499,170
Income from Fidelity Central Funds		12,779,078
Total income		75,309,537

Expenses
Custodian fees and expenses	$ 70,655
Independent trustees' compensation	2
Total expenses before reductions	70,657
Expense reductions	(4,998)	65,659
Net investment income		75,243,878
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,679,503)
Swap agreements	1,094,151
Total net realized gain (loss)		(585,352)
Change in net unrealized appreciation (depreciation) on: Investment securities	74,203,451
Swap agreements	8,455,511
Total change in net unrealized appreciation (depreciation)		82,658,962
Net gain (loss)		82,073,610
Net increase (decrease) in net assets resulting from operations		$ 157,317,488

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period June 23, 2006 (commencement of operations) to December 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 75,243,878
Net realized gain (loss)	(585,352)
Change in net unrealized appreciation (depreciation)	82,658,962
Net increase (decrease) in net assets resulting from operations	157,317,488
Distributions to shareholders from net investment income	(74,679,073)
Distributions to shareholders from net realized gain	(2,712,938)
Total distributions	(77,392,011)
Affiliated share transactions Proceeds from sales of shares	357,378,602
Contributions in kind	2,367,627,479
Cost of shares redeemed	(9,983,395)
Net increase (decrease) in net assets resulting from share transactions	2,715,022,686
Total increase (decrease) in net assets	2,794,948,163

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $3,151,535)	$ 2,794,948,163
Other Information Shares
Sold	3,550,542
Issued for in-kind contributions	23,676,275
Redeemed	(97,437)
Net increase (decrease)	27,129,380

Financial Highlights

Period ended December 31,	2006H
Selected Per-Share Data
Net asset value, beginning of period	$ 100.00
Income from Investment Operations
Net investment incomeD	2.814
Net realized and unrealized gain (loss)	3.132
Total from investment operations	5.946
Distributions from net investment income	(2.826)
Distributions from net realized gain	(.100)
Total distributions	(2.926)
Net asset value, end of period	$ 103.02
Total Return B, C	5.95%
Ratios to Average Net AssetsE, I
Expenses before reductions	-% A, G
Expenses net of fee waivers, if any	-% A, G
Expenses net of all reductions	-% A, G
Net investment income	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,794,948
Portfolio turnover rateF	99% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Amount represents less than .01%.

H For the period June 23, 2006 (commencement of operations) to December 31, 2006.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Notes to Financial Statements

For the period ended December 31, 2006

1. Significant Accounting Policies.

Fidelity VIP Investment Grade Central Fund (the Fund)(formerly Fidelity VIP Investment Grade Central Investment Portfolio) is a fund of Fidelity Garrison Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates (the Investing Funds). The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by FMR and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Directors to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Directors. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and income distributions from the Fidelity Central Funds are accrued as earned, with any income distributions receivable as of period end included in Interest Receivable on the Statement of Assets and Liabilities. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, market discount, financing transactions, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 22,633,888
Unrealized depreciation	(31,891,856)
Net unrealized appreciation (depreciation)	(9,257,968)
Undistributed ordinary income	2,716,708

Cost for federal income tax purposes	$ 3,226,809,524

The tax character of distributions paid was as follows:

December 31, 2006
Ordinary Income	$ 77,392,011

Not Part of Financial Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Not Part of Financial Report

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities, U.S. government securities and in-kind transactions, aggregated $800,536,161 and $164,344,815, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FIMM, FMR pays FIMM a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Fixed-Income Central Fund.

Central Fund	Investment Adviser	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

Share Transactions. On June 23, 2006, the Investing Funds, completed a non-taxable exchange with the Fund. The investing funds delivered securities with a value, including accrued interest, of $2,367,627,479 (which included $87,398,006 of unrealized depreciation) in exchange for 23,676,275 shares (each then valued at $100.00 per share) of the Fund, as presented in the accompanying Statement of Changes in Net Assets. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

Not Part of Financial Report

Notes to Financial Statements - continued

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,998.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund according to the following schedule:

Fund	Ownership %
VIP Asset Manager Portfolio	28.3%
VIP Asset Manager: Growth Portfolio	1.9%
VIP Balanced Portfolio	4.5%
VIP Investment Grade Bond Portfolio	65.3%

Not Part of Financial Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 23, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the period from June 23, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2007

Not Part of Financial Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 348 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Garrison Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of VIP Investment Grade Central Fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (50)

Year of Election or Appointment: 2006

Vice President of VIP Investment Grade Central Fund. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

David L. Murphy (58)

Year of Election or Appointment: 2006

Vice President of VIP Investment Grade Central Fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2006

Vice President of VIP Investment Grade Central Fund. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Ford O'Neil (45)

Year of Election or Appointment: 2006

Vice President of VIP Investment Grade Central Fund. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 2006

Secretary of VIP Investment Grade Central Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2006

Assistant Secretary of VIP Investment Grade Central Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Investment Grade Central Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Investment Grade Central Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2006

Chief Compliance Officer of VIP Investment Grade Central Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2006

Deputy Treasurer of VIP Investment Grade Central Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2006

Deputy Treasurer of VIP Investment Grade Central Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2006 Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2006

Assistant Treasurer of VIP Investment Grade Central Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Not Part of Financial Report

Distributions

The Board of Trustees of VIP Investment Grade Central Investment Fund voted to pay on February 9, 2007, to shareholders of record at the opening of business on February 9, 2007, a distribution of $.075 per share derived from capital gains realized from sales of portfolio securities.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Not Part of Financial Report

Not Part of Financial Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-ANN-0207
1.540025.109

Item 2. Code of Ethics

As of the end of the period, December 31, 2006, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Disciplined Small Cap Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A, B
Asset Manager Portfolio	$65,000	$47,000
Asset Manager: Growth Portfolio	$59,000	$39,000
Contrafund Portfolio	$70,000	$50,000
Disciplined Small Cap Portfolio	$35,000	$33,000
Index 500 Portfolio	$42,000	$36,000
Investment Grade Bond Portfolio	$38,000	$41,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,700,000	$5,700,000
A	Aggregate amounts may reflect rounding.
B	Disciplined Small Cap Portfolio commenced operations on December 27, 2005.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A, B
Asset Manager Portfolio	$0	$0
Asset Manager: Growth Portfolio	$0	$0
Contrafund Portfolio	$0	$0
Disciplined Small Cap Portfolio	$0	$0
Index 500 Portfolio	$0	$0
Investment Grade Bond Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B	Disciplined Small Cap Portfolio commenced operations on December 27, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A, B
Asset Manager Portfolio	$4,600	$3,900
Asset Manager: Growth Portfolio	$4,600	$4,200
Contrafund Portfolio	$4,600	$4,200
Disciplined Small Cap Portfolio	$4,000	$4,000
Index 500 Portfolio	$4,600	$4,200
Investment Grade Bond Portfolio	$4,600	$4,000
A	Aggregate amounts may reflect rounding.
B	Disciplined Small Cap Portfolio commenced operations on December 27, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B
Asset Manager Portfolio	$0	$0
Asset Manager: Growth Portfolio	$0	$0
Contrafund Portfolio	$0	$0
Disciplined Small Cap Portfolio	$0	$0
Index 500 Portfolio	$0	$0
Investment Grade Bond Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B	Disciplined Small Cap Portfolio commenced operations on December 27, 2005.

In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$180,000	$160,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by Deloitte Entities of $745,000A and $450,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$210,000	$200,000
Non-Covered Services	$535,000	$250,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	February 26, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	February 26, 2007